Filed pursuant to Rule 497(c)

File Nos. 033-16439 and 811-05159

RS INVESTMENT TRUST

Supplement to Prospectus Dated October 9, 2006

Financial Highlights

Information in the “Financial Highlights” section on pages 132-133 is revised as follows:

“Total Return” for “Six months ended 6/30/2006” for RS Diversified Growth Fund Class A is “0.49%a”.

“Total Return” for “Six months ended 6/30/2006” for RS Growth Fund Class A is “0.76a”.

October 9, 2006

Guardian Investor Services LLC, distributor.

RS Investment Trust

Growth
RS Diversified Growth Fund
RS Emerging Growth Fund
RS Growth Fund
The Information Age Fund®
RS Internet Age Fund®
RS MidCap Opportunities Fund
RS Smaller Company Growth Fund

Value
RS Global Natural Resources Fund
RS Investors Fund
RS Large Cap Value Fund
RS Partners Fund
RS Value Fund

Core Equity
10.09.06	RS Core Equity Fund
RS Small Cap Core Equity Fund
RS S&P 500 Index Fund

International
RS International Growth Fund
RS Emerging Markets Fund

Fixed Income
RS Investment Quality Bond Fund
RS Low Duration Bond Fund
RS High Yield Bond Fund
RS Tax-Exempt Fund
RS Cash Management Fund

Class A Shares	Asset Allocation
RS Asset Allocation Fund
Class B Shares

Class C Shares

Class K Shares	PROSPECTUS

Call RS Investments at 1-800-766-FUND to find out more about the Funds.

This Prospectus explains what you should know about the RS Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Call 1-800-766-FUND	www.RSinvestments.com

Table of Contents

Growth Fund Summaries
RS Diversified Growth Fund	2
RS Emerging Growth Fund	6
RS Growth Fund	10
The Information Age Fund®	14
RS Internet Age Fund®	19
RS MidCap Opportunities Fund	24
RS Smaller Company Growth Fund	28

Value Fund Summaries
RS Global Natural Resources Fund	32
RS Investors Fund	36
RS Large Cap Value Fund	39
RS Partners Fund	43
RS Value Fund	47

Core Equity Fund Summaries
RS Core Equity Fund	51
RS Small Cap Core Equity Fund	55
RS S&P 500 Index Fund	59

International Fund Summaries
RS International Growth Fund	63
RS Emerging Markets Fund	67

Fixed Income Fund Summaries
RS Investment Quality Bond Fund	72
RS Low Duration Bond Fund	76
RS High Yield Bond Fund	80
RS Tax-Exempt Fund	84
RS Cash Management Fund	88

Asset Allocation Fund Summary
RS Asset Allocation Fund	92

Additional Information
Principal Risks	97
Other Investment Strategies and Risks	105
Management of the Funds	109
Legal Matters	110
Portfolio Managers	111
Types of Shares Available	115
How Shares Are Priced	121
How to Purchase Shares	123
How to Sell Shares	125
Exchanges	127
Frequent Purchases and Redemptions	128
Special Purchase and Sale Plans	128
USA Patriot Act	129
Dividends and Distributions	129
Taxes	130
Disclosure of Portfolio Holdings	131

Financial Highlights
RS Diversified Growth Fund	132
RS Emerging Growth Fund	132
RS Growth Fund	132
The Information Age Fund®	134
RS Internet Age Fund®	134
RS MidCap Opportunities Fund	134
RS Smaller Company Growth Fund	134
RS Global Natural Resources Fund	134
RS Investors Fund	136
RS Partners Fund	136
RS Value Fund	136
RS Large Cap Value Fund	136
RS Core Equity Fund	138
RS Small Cap Core Equity Fund	140
RS S&P 500 Index Fund	142
RS International Growth Fund	144
RS Emerging Markets Fund	146
RS Investment Quality Bond Fund	148
RS Low Duration Bond Fund	150
RS High Yield Bond Fund	152
RS Tax-Exempt Fund	154
RS Cash Management Fund	156
RS Asset Allocation Fund	158

RS Diversified Growth Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund typically invests in a diversified portfolio of small-capitalization growth companies across a broad mix of industries.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced or has the potential for superior earnings-per-share growth;

•                  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•                  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears relatively high or attains RS Investments’ price target;

•                  the company’s business fundamentals turn negative;

•                  another investment may offer a better opportunity;

•                  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities of companies with market capitalizations of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $2.8 billion, based on the size of the largest company on June 30, 2006). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	62.94%
Worst Quarter	Third Quarter 2001	-29.38%

Average Annual Total Returns

(periods ended 12/31/05)

			Since
			Inception
	1 Year	5 Years	(8/1/96)
Class A Sharesº
Return Before Taxes	-6.26%	-1.41%	13.08%
Return After Taxes on Distributions†	-6.26%	-1.41%	11.31%
Return After Taxes on Distributions and Sale of Fund Shares†	-4.07%	-1.19%	10.54%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	4.15%	2.28%	5.02%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past nine calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund	Fee Waiver/
	Management	Distribution	Other		Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses		Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	1.00%	0.25%	0.39%		1.64%	(0.01)%	1.63%
Class K Shares	1.00%	0.65%	0.34	%(2)	1.99%	(0.01)%	1.98%

(1)          RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reflect the effect of this fee waiver on “Total Annual Fund Operating Expenses.” RS Investments may terminate this waiver after December 31, 2009.

(2)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$638	$980	$1,347	$2,377
Class K Shares	$208	$642	$1,104	$2,383

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown previously under “Net Expenses” and for all subsequent years are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$638	$168	$174	$180	$187	$193	$199	$206	$212	$219	$2,377
Impact on Return	$638	$177	$191	$207	$224	$241	$259	$279	$299	$321	$2,835
Class K Shares
Expenses	$208	$214	$220	$228	$234	$241	$248	$256	$263	$271	$2,383
Impact on Return	$208	$224	$242	$261	$281	$302	$324	$348	$372	$399	$2,962

RS Emerging Growth Fund

Investment Objective

Capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller, rapidly growing emerging companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced strong revenue growth;

•                  whether the company appears to have a strong competitive position;

•                  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears high relative to the company’s prospects;

•                  the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	75.17%
Worst Quarter	Third Quarter 2001	-31.26%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(11/30/87)
Class A Sharesº
Return Before Taxes	-4.09%	-6.76%	10.66%	15.46%
Return After Taxes on Distributions†	-4.09%	-6.76%	8.71%	13.41%
Return After Taxes on Distributions and Sale of Fund Shares†	-2.66%	-5.61%	8.14%	12.84%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	4.15%	2.28%	4.69%	9.21%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund
	Management	Distribution	Other		Operating
Share Class	Fees	(12b-1) Fees	Expenses		Expenses
Class A Shares	0.95%	0.25%	0.34%		1.54%
Class K Shares	0.95%	0.65%	0.33	%(1)	1.93%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$629	$953	$1,299	$2,272
Class K Shares	$203	$626	$1,075	$2,320

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on the Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$629	$159	$165	$170	$176	$182	$188	$194	$201	$208	$2,272
Impact on Return	$629	$167	$181	$195	$211	$227	$245	$263	$283	$304	$2,705
Class K Shares
Expenses	$203	$209	$215	$221	$228	$235	$242	$249	$256	$264	$2,320
Impact on Return	$203	$219	$236	$254	$273	$294	$316	$339	$363	$389	$2,884

RS Growth Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced or has the potential for superior earnings-per-share growth;

•                  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•                  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears relatively high or attains RS Investments’ price target;

•                  the company’s business fundamentals turn negative;

•                  another investment may offer a better opportunity;

•                  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $2.3 billion, based on the size of the largest company on June 30, 2006). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1998	24.07%
Worst Quarter	Third Quarter 2001	-17.89%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(5/12/92)
Class A Sharesº
Return Before Taxes	6.03%	-0.26%	6.44%	11.44%
Return After Taxes on Distributions†	2.93%	-2.20%	3.95%	9.40%
Return After Taxes on Distributions and Sale of Fund Shares†	6.22%	-0.93%	4.50%	9.39%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	5.26%	-3.58%	6.73%	8.46%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication above of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund
	Management	Distribution	Other		Operating
Share Class	Fees	(12b-1) Fees	Expenses		Expenses
Class A Shares	0.80%	0.25%	0.32%		1.37%
Class K Shares	0.80%	0.65%	0.34	%(1)	1.79%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$612	$901	$1,211	$2,087
Class K Shares	$188	$582	$1,000	$2,167

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$612	$142	$147	$152	$158	$163	$169	$175	$181	$188	$2,087
Impact on Return	$612	$149	$161	$175	$189	$204	$220	$237	$255	$274	$2,474
Class K Shares
Expenses	$188	$194	$200	$206	$213	$219	$226	$233	$240	$248	$2,167
Impact on Return	$188	$203	$219	$237	$255	$274	$295	$317	$340	$364	$2,692

The Information Age Fund®

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced strong revenue growth;

•                  whether the company appears to have a strong competitive position;

•                  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The information technology sector. The following examples illustrate the wide range of products and services provided by companies in this sector:

•                  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•                  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•                  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•                  medical products and services developed or provided through or using the Internet;

•                  multimedia products and services;

•                  information services, outsourcing, and data processing;

•                  dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company’s assets, gross income, or net profits are, in RS Investments’ judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears high relative to the company’s prospects;

•                  the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis that of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and the RS Internet Age Fund® will hold a number of investments in common in the future. However, the investment portfolio of the Fund will likely include investments in a number of large-capitalization companies in which the RS Internet Age Fund® might not invest, and the RS Internet Age Fund® may engage in short sales. In addition, the RS Internet Age Fund® will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds’ portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios’ tax attributes will likely differ. For example, the RS Internet Age Fund® currently has a significant tax capital loss carryforward, while The Information Age Fund® has none.)

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	59.77%
Worst Quarter	Third Quarter 2001	-33.81%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(11/15/95)
Class A Sharesº
Return Before Taxes	-2.79%	-3.55%	9.64%	8.72%
Return After Taxes on Distributions†	-2.79%	-3.62%	8.53%	7.63%
Return After Taxes on Distributions and Sale of Fund Shares†	-1.82%	-3.00%	8.16%	7.33%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	4.88%	0.52%	9.05%	9.35%
Goldman Sachs Technology Composite Index** (reflects no deduction for fees, expenses, or taxes)	1.54%	-7.43%	8.49%	7.83%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**          The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with two broad-based market indexes. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund
	Management	Distribution	Other		Operating
Share Class	Fees	(12b-1) Fees	Expenses		Expenses
Class A Shares	1.00%	0.25%	0.37%		1.62%
Class K Shares	1.00%	0.65%	0.38	%(1)	2.03%

1                  “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$637	$977	$1,340	$2,358
Class K Shares	$213	$658	$1,129	$2,429

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$637	$167	$173	$179	$184	$191	$197	$203	$210	$217	$2,358
Impact on Return	$637	$175	$190	$205	$221	$238	$256	$276	$296	$318	$2,813
Class K Shares
Expenses	$213	$219	$226	$232	$239	$246	$253	$260	$267	$275	$2,429
Impact on Return	$213	$230	$248	$267	$287	$308	$330	$354	$379	$406	$3,020

RS Internet Age Fund®

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. The Fund’s investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. The Fund may sell securities short in an amount up to 25% of the value of the Fund’s assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced strong revenue growth;

•                  whether the company appears to have a strong competitive position;

•                  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

•                  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

•                  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

•                  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

•                  medical products and services developed or provided through or using the Internet;

•                  multimedia products and services;

•                  information services, outsourcing, and data processing;

•                  dissemination of market, economic, and financial information.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears high relative to the company’s prospects;

•                  the company’s financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and The Information Age Fund® will hold a number of investments in common in the future. However, the investment portfolio of The Information Age Fund® will likely include investments in a number of large-capitalization companies in which the Fund might not invest, and The Information Age Fund® may not engage in short sales. In addition, the Fund will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds’ portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios’ tax attributes will likely differ. For example, the RS Internet Age Fund® currently has a significant tax capital loss carryforward, while The Information Age Fund® has none.)

Principal Investments

The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have  different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Short Sales Risk

The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in  domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 2001	53.60%
Worst Quarter	Fourth Quarter 2000	-39.65%

Average Annual Total Returns

(periods ended 12/31/05)

			Since
			Inception
	1 Year	5 Years	(12/1/99)
Class A Sharesº
Return Before Taxes	2.78%	2.50%	-4.85%
Return After Taxes on Distributions†	2.78%	2.50%	-4.85%
Return After Taxes on Distributions and Sale of Fund Shares†	1.81%	2.14%	-4.04%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	4.88%	0.52%	-0.32%
TheStreet.com Internet Sector (DOTSM) Index~ (reflects no deduction for fees, expenses, or taxes)	0.97%	-6.89%	-21.60%
Goldman Sachs Technology Composite Indexº (reflects no deduction for fees, expenses, or taxes)	1.54%	-7.43%	-10.81%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

~                 TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

º                    The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past six calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with three broad-based market indexes. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund
	Management	Distribution	Other		Operating
Share Class	Fees	(12b-1) Fees	Expenses		Expenses
Class A Shares	1.00%	0.25%	0.44%		1.69%
Class K Shares	1.00%	0.65%	0.39	%(1)	2.04%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$644	$999	$1,376	$2,433
Class K Shares	$214	$661	$1,134	$2,440

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$644	$174	$180	$186	$192	$198	$204	$211	$218	$225	$2,433
Impact on Return	$644	$183	$198	$213	$230	$248	$267	$286	$308	$330	$2,906
Class K Shares
Expenses	$214	$220	$227	$233	$240	$247	$254	$261	$268	$276	$2,440
Impact on Return	$214	$231	$249	$268	$288	$309	$332	$355	$381	$407	$3,034

RS MidCap Opportunities Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether the company has experienced or has the potential for superior earnings-per-share growth;

•                  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

•                  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the price of the security appears relatively high or attains RS Investments’ price target;

•                  the company’s business fundamentals turn negative;

•                  another investment may offer a better opportunity;

•                  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if  the company has a market capitalization of at least  $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $19.8 billion, based on the size of the largest company on June 30, 2006). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have  different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 400% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	33.16%
Worst Quarter	Third Quarter 2001	-26.63%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(7/12/95)
Class A Sharesº
Return Before Taxes	4.30%	1.95%	10.58%	11.31%
Return After Taxes on Distributions†	4.30%	1.87%	7.49%	8.34%
Return After Taxes on Distributions and Sale of Fund Shares†	2.80%	1.62%	7.35%	8.12%
Russell Midcap® Growth Index* (reflects no deduction for fees, expenses, or taxes)	12.10%	1.38%	9.27%	9.55%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

RS MidCap Opportunities Fund

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund	Fee Waiver/
	Management	Distribution	Other		Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses		Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	0.85%	0.25%	0.29%		1.39%	(0.05)%	1.34%
Class K Shares	0.85%	0.65%	0.33	%(2)	1.83%	(0.05)%	1.78%

(1)          RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.80%. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reflect the effect of this fee waiver on “Total Annual Fund Operating Expenses.” RS Investments may terminate this waiver after December 31, 2009.

(2)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$609	$892	$1,205	$2,094
Class K Shares	$187	$578	$1,005	$2,196

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown previously under “Net Expenses” and for all subsequent years are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$609	$139	$144	$153	$160	$166	$172	$178	$184	$190	$2,094
Impact on Return	$609	$146	$158	$175	$191	$206	$222	$239	$257	$277	$2,479
Class K Shares
Expenses	$187	$193	$199	$209	$217	$224	$231	$238	$245	$253	$2,196
Impact on Return	$187	$202	$218	$240	$260	$279	$300	$322	$346	$371	$2,725

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

•                  whether a company has sustainable revenue and/or earnings growth;

•                  whether a company has a competitive advantage and strong financial characteristics;

•                  whether a company is under followed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments’ judgment:

•                  the company no longer provides these advantages;

•                  the security’s price reflects the company’s value;

•                  the security’s price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies—currently, companies with market capitalizations up to that of the largest company included in the Russell 2000® Index on the last day  of the most recent quarter (currently, approximately $2.3 billion, based on the size of the largest company on June 30, 2006). Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have  different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	34.90%
Worst Quarter	Third Quarter 2002	-27.06%

Average Annual Total Returns

(periods ended 12/31/05)

			Since
			Inception
	1 Year	5 Years	(8/15/96)
Class A Sharesº
Return Before Taxes	1.65%	4.49%	12.04%
Return After Taxes on Distributions†	-0.83%	3.38%	11.11%
Return After Taxes on Distributions and Sale of Fund Shares†	3.03%	3.44%	10.41%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	4.15%	2.28%	4.69%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past nine calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

RS Smaller Company Growth Fund

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund	Fee Waiver/
	Management	Distribution	Other		Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses		Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	1.00%	0.25%	0.31%		1.56%	(0.01)%	1.55%
Class K Shares	1.00%	0.65%	0.34	%(2)	1.99%	(0.01)%	1.98%

(1)          RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reflect the effect of this fee waiver on “Total Annual Fund Operating Expenses.” RS Investments may terminate this waiver after December 31, 2009.

(2)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$630	$956	$1,306	$2,291
Class K Shares	$208	$642	$1,104	$2,383

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses through December 31, 2009, are the same as those shown previously under “Net Expenses” and for all subsequent years are the same as those shown previously under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$630	$160	$166	$172	$178	$184	$190	$197	$203	$210	$2,291
Impact on Return	$630	$168	$182	$197	$213	$230	$248	$266	$286	$307	$2,728
Class K Shares
Expenses	$208	$214	$220	$228	$234	$241	$248	$256	$263	$271	$2,383
Impact on Return	$208	$224	$242	$261	$281	$302	$324	$348	$372	$399	$2,962

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

•                  participate in the discovery and the development of natural resources from new or conventional sources;

•                  own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

•                  engage in the transportation, distribution, or processing of natural resources;

•                  contribute new technologies for the production or  efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

•                  provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company’s assets, gross income, cash flow, or net profits is, in RS Investments’ judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Fund, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets  in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income- producing securities.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund’s shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in  domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with two broad-based market indexes. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

RS Global Natural Resources Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Third Quarter 2005	28.74%
Worst Quarter	Third Quarter 1998	-22.47%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(11/15/95)
Class A Sharesº
Return Before Taxes	35.49%	24.97%	13.67%	13.61%
Return After Taxes on Distributions†	32.75%	24.23%	13.21%	13.15%
Return After Taxes on Distributions and Sale of Fund Shares†	23.73%	21.96%	12.10%	12.05%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	4.88%	0.52%	9.05%	9.35%
Lipper Natural Resources Index** (reflects no deduction for fees, expenses, or taxes)	46.41%	15.18%	14.80%	15.49%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*                 The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**          The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund	Fee Waiver/
	Management	Distribution	Other		Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses		Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	1.00%	0.25%	0.31%		1.56%	(0.07)%	1.49%
Class K Shares	1.00%	0.65%	0.33	%(2)	1.98%	(0.09)%	1.89%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) is imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2007. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after April 30, 2007. “Net Expenses” reflect the effect of this expense limitation on “Total Annual Fund Operating Expenses.”

(2)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for the first year are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$627	$955	$1,306	$2,290
Class K Shares	$208	$642	$1,102	$2,375

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for the first year are the same as those shown above under “Net Expenses” and for all subsequent years are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$627	$161	$167	$172	$178	$184	$190	$197	$203	$210	$2,290
Impact on Return	$627	$169	$183	$198	$213	$230	$248	$266	$286	$307	$2,727
Class K Shares
Expenses	$208	$214	$220	$227	$233	$240	$247	$254	$262	$269	$2,375
Impact on Return	$208	$224	$242	$260	$280	$301	$323	$346	$371	$397	$2,953

RS Investors Fund

Investment Objective

The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Fund invests in securities that RS Investments believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States. The Fund is a non-diversified mutual fund, and the Fund will likely hold a more limited number of securities than many other mutual funds. RS Investments currently expects that the Fund will normally hold between 20 and 40 securities positions.

In evaluating equity investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•                  performing fundamental research focusing on business analysis;

•                  observing how management allocates capital;

•                  striving to understand the unit economics of the  business of the company;

•                  studying the cash flow rate of return on capital  employed;

•                  discerning the sources and the uses of cash;

•                  considering how management is compensated;

•                  asking how the stock market is pricing the entire company.

The Fund may invest any portion of its assets in debt securities or other income-producing investments if RS Investments believes that they represent attractive investment value compared with equity investments available to the Fund or because they are otherwise desirable in light of the other investments in the Fund’s portfolio. The Fund will invest only in debt securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or in other debt securities rated “investment-grade” by Standard & Poor’s or by Moody’s Investors Service, Inc. Current income will not generally be a consideration in RS Investments’ investment process.

Although RS Investments may consider the factors previously described in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Fund will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in  domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

No performance information is included because the Fund has not completed a calendar year of operations as of the date of this Prospectus.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower of
	percentage of the		sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund
	Management	Distribution	Other	Operating
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses(1)
Class A Shares	1.00%	0.25%	0.40%	1.65%
Class K Shares	1.00%	0.65%	0.42%	2.07%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year. The Fund’s subadministrator and custodian have agreed to waive their fees to the extent the Fund’s assets are below a specified amount. Such fee waivers are not reflected in the table. Had these fee waivers been taken into account, the Fund’s Total Annual Fund Operating Expenses would have been lower.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years
Class A Shares	$644	$999
Class K Shares	$222	$683

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$644	$174	$180	$186	$192	$198	$204	$211	$218	$225	$2,433
Impact on Return	$644	$183	$198	$213	$230	$248	$267	$286	$308	$330	$2,906
Class K Shares
Expenses	$222	$228	$234	$241	$247	$254	$261	$269	$276	$284	$2,515
Impact on Return	$222	$239	$257	$276	$297	$319	$342	$366	$392	$419	$3,128

RS Large Cap Value Fund

Investment Objective

To maximize total return, consisting of capital appreciation and current income.

Principal Investment Strategies

The Fund invests principally in equity securities of U.S. large-capitalization companies at the time of initial purchase. Investments in equity securities may include dividend-paying securities, common stocks, preferred stocks, and convertible securities.

The Fund normally invests in companies whose stock prices, in the opinion of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the Fund’s investment subadviser, do not reflect the company’s full value. These expectations are based on UBS Global AM’s assessment of a company’s ability to generate profit and grow the business in the future. UBS Global AM’s definition of “fundamental value” is its assessment of what a stock is worth, and “market price” is the price that investors will pay to acquire a particular asset in the investment marketplace today. For each stock under analysis, UBS Global AM estimates a “fundamental value” based on detailed economic, industry, and company analyses, as well as consideration of each company’s management team, competitive advantages, and core competencies, including structure and global integration. UBS Global AM’s on-site company visits examine the characteristics of each company (e.g., balance sheet fundamentals, culture, productivity, and pricing), and it determines which companies in its opinion offer attractive valuation. These value estimates are then compared with current market prices and ranked against the other stocks in UBS Global AM’s valuation universe. In selecting investments for the Fund, UBS Global AM focuses on those stocks that rank in the top 20% of the universe of stocks UBS Global AM believes are attractively valued.

UBS Global AM’s investment research combines both top-down and bottom-up analyses. The top-down analysis seeks to identify broad economic and market-shaping trends that influence security prices. These encompass both long-term and short-term economic factors and market-shaping themes ranging from global interest rate and inflation estimates to strategic sector and industry developments. UBS Global AM seeks to identify broad trends that will affect the investment landscape and take advantage of them before other investors do. The bottom-up analysis includes researching the very specific factors that affect the cash flows of potential investments around the world. Research teams are located in all of the world’s major financial markets and utilize a consistent framework for researching and analyzing investments. The teams rank investment opportunities found in the global marketplace and evaluate the most likely risk and return scenarios that will occur within and across their focused sets of potential investments.

After the research teams identify opportunities, UBS Global AM’s investment specialists select securities, taking into account both the potential return as well as the potential risks inherent in each investment. For each new security considered, UBS Global AM undertakes a detailed analysis of how the security will affect overall portfolio composition, which involves evaluating absolute risk as well as the risk relative to the appropriate benchmark. UBS Global AM’s dedicated risk analysis team uses risk analysis tools to augment the evaluation of investment risks. Working with this team, the investment specialists select investments and determine the weightings those investments will be given within the portfolio. The Fund’s risk is carefully monitored, with consideration given to market sensitivity, common risk factor exposures (e.g., size, stock price, and momentum), industry weightings, and individual stock selection. UBS Global AM attempts to ensure that investment decisions are implemented in a timely and cost-effective manner.

Benchmarks are indexes composed of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund’s benchmark, the Russell 1000® Value Index, plays an important role in UBS Global AM’s investment process. UBS Global AM attempts to add value by employing various strategies of overweighting and underweighting broad country, sector, and other factors, such as market capitalization, volatility, and earnings yield, relative to the benchmark.

Although UBS Global AM may consider the factors described above in purchasing or selling investments for the Fund, UBS Global AM may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors at may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase. The Fund may invest up to 20% of its net assets in companies outside of the definition, including companies that have market capitalizations within the range of the Russell 1000® Value Index but are below $3 billion in market capitalization. As of June 30, 2006, the market capitalization of companies represented in the Russell 1000® Value Index ranged between $1.7 billion and $371 billion. If movement in the market price causes a security to change from one classification to another, the security is not required to be sold from the Fund’s portfolio.

The Fund may invest up to 20% of its net assets in foreign issuers. The Fund may, but will not necessarily, use forward foreign-currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies, or purchase and write put and call options on foreign currencies to try to manage the Fund’s exposure to changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by UBS Global AM, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Security Selection Risk

UBS Global AM must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past two calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart.

The Fund is the successor to The Guardian UBS Large Cap Value Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table to the right is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Second Quarter 2004	17.04%
Worst Quarter	First Quarter 2005	-0.90%

Average Annual Total Returns

(periods ended 12/31/05)

		Since
		Inception
	1 Year	(2/3/03)
Class A Sharesº
Return Before Taxes	4.13%	16.34%
Return After Taxes on Distributions†	2.19%	14.41%
Return After Taxes on Distributions and Sale of Fund Shares†	4.46%	13.42%
Class B Shares	5.54%	16.92%
Class C Shares	7.54%	17.43%
Class K Shares	9.02%	17.98%
Russell 1000® Value Index* (reflects no deduction for fees, expenses, or taxes)	7.05%	18.84%

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge (CDSC) of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund
	Management	Distribution	Other	Operating
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses(2)
Class A Shares	0.83%	0.25%	0.36%	1.44%
Class B Shares	0.83%	1.00%	0.36%	2.19%
Class C Shares	0.83%	1.00%	0.36%	2.19%
Class K Shares	0.83%	0.65%	0.23%	1.71%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s initial fiscal year.

(2)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$619	$922	$1,247	$2,164
Class B Shares	$530	$909	$1,314	$2,404
Class C Shares	$330	$909	$1,214	$2,600
Class K Shares	$180	$556	$957	$2,078

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$619	$922	$1,247	$2,164
Class B Shares	$230	$709	$1,214	$2,404
Class C Shares	$230	$709	$1,214	$2,600
Class K Shares	$180	$556	$957	$2,078

RS Partners Fund

Investment Objective

The Fund’s investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•                  performing fundamental research focusing on business analysis;

•                  observing how management allocates capital;

•                  striving to understand the unit economics of the business of the company;

•                  studying the cash flow rate of return on capital employed;

•                  discerning the sources and the uses of cash;

•                  considering how management is compensated;

•                  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were a diversified fund.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will probably experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Second Quarter 2003	24.95%
Worst Quarter	Third Quarter 1998	-23.37%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(7/12/95)
Class A Sharesº
Return Before Taxes	6.63%	22.43%	16.49%	16.10%
Return After Taxes on Distributions†	2.67%	20.49%	15.16%	14.84%
Return After Taxes on Distributions and Sale of Fund Shares†	6.03%	18.96%	14.19%	13.90%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	4.71%	13.55%	13.08%	13.31%

º                    Returns have been adjusted to reflect the current sales load structure for Class A shares.

†                  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*                 The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS Partners Fund is currently offered only to certain investors. See “Other Information About Purchasing Shares” on page 124.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund	Fee Waiver/
	Management	Distribution	Other		Operating	Expense		Net
Share Class	Fees	(12b-1) Fees	Expenses		Expenses(1)	Limitation(1)		Expenses(1)
Class A Shares	1.00%	0.25%	0.27%		1.52%	(0.03%	)	1.49%
Class K Shares	1.00%	0.65%	0.31	%(2)	1.96%	(0.07%	)	1.89%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, and deferred organizational and extraordinary expenses) is imposed pursuant to a written agreement between RS Investments and the Trust in effect through April 30, 2007. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after April 30, 2007. “Net Expenses” reflect the effect of this expense limitation on “Total Annual Fund Operating Expenses.”

(2)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for the first year are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$625	$945	$1,287	$2,249
Class K Shares	$206	$636	$1,091	$2,353

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses for the first year are the same as those shown above under “Net Expenses” and for all subsequent years are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$625	$157	$163	$168	$174	$180	$186	$192	$199	$205	$2,249
Impact on Return	$625	$165	$178	$193	$208	$224	$242	$260	$280	$301	$2,676
Class K Shares
Expenses	$206	$212	$218	$225	$231	$238	$245	$252	$260	$267	$2,353
Impact on Return	$206	$222	$239	$258	$277	$298	$320	$343	$368	$394	$2,925

RS Value Fund

Investment Objective

The Fund’s investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Fund invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $19.8 billion, based on the size of the largest company on June 30, 2006). In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

•                  performing fundamental research focusing on business analysis;

•                  observing how management allocates capital;

•                  striving to understand the unit economics of the business of the company;

•                  studying the cash flow rate of return on capital employed;

•                  discerning the sources and the uses of cash;

•                  considering how management is compensated;

•                  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy shares. As a result, the returns in the table are lower than the returns in the bar chart. As of the date of this Prospectus, no Class K shares of the Fund are outstanding. Class K shares represent an investment in the same portfolio of securities as Class A shares. Annual returns would differ only to the extent that Class K shares do not have the same expenses as Class A shares. Class K shares are not subject to a front-end sales charge. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Second Quarter 1999	21.71%
Worst Quarter	Third Quarter 1998	-30.17%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
				Inception
	1 Year	5 Years	10 Years	(6/30/93)
Class A Sharesº
Return Before Taxes	6.35%	16.26%	6.46%	7.89%
Return After Taxes on Distributions†	6.35%	16.25%	6.24%	7.65%
Return After Taxes on Distributions and Sale of Fund Shares†	4.13%	14.35%	5.54%	6.88%
Russell Midcap® Value Index* (reflects no deduction for fees, expenses, or taxes)	12.65%	12.21%	13.65%	13.62%

º Returns have been adjusted to reflect the current sales load structure for Class A shares.

† After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* TheRussell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

Annual Funding Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

					Total
					Annual Fund
	Management	Distribution	Other		Operating
Share Class	Fees	(12b-1) Fees	Expenses		Expenses
Class A Shares	0.85%	0.25%	0.29%		1.39%
Class K Shares	0.85%	0.65%	0.33	%(1)	1.83%

(1)          “Other Expenses” are based on estimated amounts for the Fund’s current fiscal year.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not redeemed at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$614	$907	$1,221	$2,109
Class K Shares	$192	$594	$1,022	$2,211

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund’s operating expenses on that Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

											Cumulative
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	10-Year
Class A Shares
Expenses	$614	$144	$149	$154	$160	$165	$171	$177	$184	$190	$2,109
Impact on Return	$614	$151	$164	$177	$191	$207	$223	$240	$258	$278	$2,502
Class K Shares
Expenses	$192	$198	$204	$210	$217	$224	$230	$238	$245	$252	$2,211
Impact on Return	$192	$208	$224	$242	$260	$280	$301	$323	$346	$371	$2,747

RS Core Equity Fund

Investment Objective

Long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

Principal Investment Strategies

RS Investments uses a blended approach in managing the Fund’s portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company’s financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund’s portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or European Depositary Receipts (EDRs). To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates. Although the Fund may select companies of any size and in any industry sector, the Fund typically invests most of its assets in securities from among the 1,000 largest U.S. companies in market capitalization.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Security Selection Risk

RS Investments must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Park Avenue Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table to the right is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	25.07%
Worst Quarter	First Quarter 2001	-20.50%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
	1 Year	5 Years	10 Years	Inception*
Class A Sharesº
Return Before Taxes	-1.04%	-4.94%	5.47%	—
Return After Taxes on Distributions†	-1.19%	-5.09%	3.93%	—
Return After Taxes on Distributions and Sale of Fund Shares†	-0.49%	-4.18%	4.28%	—
Class B Shares	-0.17%	-5.13%	—	4.44%
Class C Shares	1.70%	-5.14%	—	-9.01%
Class K Shares	3.51%	—	—	-2.13%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	4.91%	0.55%	9.07%	8.64%

º Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

* Inception of Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

† After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the S&P 500® shown in the table above is since May 1, 1996, the date of inception of Class B shares. The S&P 500® Index had average annual returns of -1.50% since August 7, 2000, the date of inception of Class C shares; and 0.40% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge (CDSC) of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund
	Management	Distribution	Other	Operating
Share Class	Fees	(12b-1) Fees	Expenses	Expenses(1)
Class A Shares(2)	0.50%	0.25%	0.16%	0.91%
Class B Shares	0.50%	1.00%	0.42%	1.92%
Class C Shares	0.50%	1.00%	0.58%	2.08%
Class K Shares	0.50%	0.65%	0.10%	1.25%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

(2)          This table does not reflect deductions for expenses that relate to owning Class A RS Core Equity Fund shares through a Value Guard variable annuity contract. The Value Guard prospectus provides information about such expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$566	$759	$968	$1,570
Class B Shares	$502	$823	$1,170	$2,038
Class C Shares	$318	$674	$1,155	$2,483
Class K Shares	$131	$408	$706	$1,553

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$566	$759	$968	$1,570
Class B Shares	$202	$623	$1,070	$2,038
Class C Shares	$218	$674	$1,155	$2,483
Class K Shares	$131	$408	$706	$1,553

RS Small Cap Core Equity Fund

Investment Objective

Long-term growth of capital. Income is not a specific objective, although it is anticipated that long-term growth of capital will be accompanied by growth of income.

Principal Investment Strategies

The Fund invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments uses a blended approach in managing the Fund’s portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company’s financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund’s portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of June 30, 2006, the market capitalization of companies in the Russell 2000® Index ranged between approximately $83 million and $2.3 billion.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Security Selection Risk

RS Investments must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past eight calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Park Avenue Small Cap Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table to the right is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	41.20%
Worst Quarter	Third Quarter 1998	-25.09%

Average Annual Total Returns

(periods ended 12/31/05)

			Since
	1 Year	5 Years	Inception*
Class A Sharesº
Return Before Taxes	-4.89%	4.19%	8.82%
Return After Taxes on Distributions†	-7.49%	3.22%	8.12%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.91%	3.45%	7.63%
Class B Shares	-4.21%	4.05%	8.05%
Class C Shares	-2.15%	4.09%	0.77%
Class K Shares	-0.53%	—	6.57%
Russell 2000® Index** (reflects no deduction for fees, expenses, or taxes)	4.55%	8.22%	9.46%

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*                 Inception of Class A and Class B shares: May 1, 1997; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**          The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the Russell 2000® Index shown in the table above is since May 1, 1997, the date of inception of Class A and Class B shares. The Russell 2000® Index has had average annual returns of 6.67% since August 7, 2000, the date of inception of Class C shares; and 8.50% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets shown as a percentage of average daily net assets)

				Total
				Annual Fund
	Management	Distribution	Other	Operating
Share Class	Fees	(12b-1) Fees	Expenses(1)	Expenses(1)
Class A Shares	0.75%	0.25%	0.25%	1.25%
Class B Shares	0.75%	1.00%	0.46%	2.21%
Class C Shares	0.75%	1.00%	0.48%	2.23%
Class K Shares	0.75%	0.65%	0.18%	1.58%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$864	$1,148	$1,954
Class B Shares	$532	$915	$1,324	$2,370
Class C Shares	$334	$721	$1,235	$2,642
Class K Shares	$166	$515	$887	$1,932

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$600	$864	$1,148	$1,954
Class B Shares	$232	$715	$1,224	$2,370
Class C Shares	$234	$721	$1,235	$2,642
Class K Shares	$166	$515	$887	$1,932

RS S&P 500 Index Fund

Investment Objective

To track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.

Principal Investment Strategies

The Fund invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), purchases and maintains all or a representative sampling of the securities included in the S&P 500. Because the Fund is intended to track the performance of the S&P 500, GIS does not actively determine the stock selection or sector allocation. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as such securities that are included in the S&P 500. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization.

“S&P,®” “S&P 500,®” “Standard & Poor’s 500,” and “500” are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

Principal Investments

The Fund normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor’s as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security’s relative total market capitalization—which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund also may, but will not necessarily, enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Fund. The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risk

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund’s ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund’s portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund. Unlike with an actively managed fund, the portfolio managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments described previously, the ability of the Fund to meet its objective may be limited.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Second Quarter 2003	15.11%
Worst Quarter	Third Quarter 2002	-17.45%

Average Annual Total Returns

(periods ended 12/31/05)

	1 Year	5 Years	Since Inception*
Class A Sharesº
Return Before Taxes	1.27%	-0.56%	-2.47%
Return After Taxes on Distributions†	1.06%	-0.85%	-2.76%
Return After Taxes on Distributions and Sale of Fund Shares†	1.08%	-0.60%	-2.21%
Class B Shares	0.75%	-0.93%	-2.89%
Class C Shares	2.76%	-0.75%	-2.73%
Class K Shares	4.05%	—	0.09%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	4.91%	0.55%	-1.50%

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*                 Inception of Class A, Class B, and Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**          The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the S&P 500® Index shown in the table above is since August 7, 2000, the date of inception of Class A, Class B, and Class C shares. The S&P 500® Index had average annual returns of 0.40% since May 15, 2001, the date of inception of Class K shares.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past five calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian S&P 500 Index Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart above and the table to the left is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.00	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)	Fee Waiver/ Expense Limitation(1)	Net Expenses(1)
Class A Shares	0.25%	0.25%	0.21%	0.71%	(0.18)%	0.53%
Class B Shares	0.25%	1.00%	0.46%	1.71%	(0.43)%	1.28%
Class C Shares	0.25%	1.00%	0.51%	1.76%	(0.48)%	1.28%
Class K Shares	0.25%	0.65%	0.22%	1.12%	(0.19)%	0.93%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation, if any, on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown previously under “Net Expenses” and for all subsequent periods are the same as those shown previously under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$354	$469	$632	$1,120
Class B Shares	$434	$618	$912	$1,671
Class C Shares	$234	$418	$822	$1,990
Class K Shares	$98	$305	$569	$1,340

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$354	$469	$632	$1,120
Class B Shares	$134	$418	$812	$1,671
Class C Shares	$134	$418	$822	$1,990
Class K Shares	$98	$305	$569	$1,340

RS International Growth Fund

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

Baillie Gifford Overseas Limited (“BG Overseas”), the investment sub-subadviser of the Fund, seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•                  earnings growth;

•                  cash flow growth;

•                  profitability;

•                  debt and interest cover; and

•                  valuation.

To determine how to allocate the Fund’s assets geographically, BG Overseas evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, the growth potential of economies and securities markets, technological developments, and political and social conditions.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Fund, BG Overseas may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of the value of the Fund’s net assets in common stocks and convertible securities issued by companies domiciled outside of the United States. The Fund does not usually focus its investments in a particular industry or country. In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Growth Index for Europe, Australasia, and the Far East (“EAFE”). A significant part of the Fund’s assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund’s total assets may be invested in countries in emerging markets when BG Overseas believes it would be appropriate to do so.

The Fund also may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive measure, if BG Overseas believes that investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Currency Risk

A decline in value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. The use of foreign exchange contracts to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Emerging Market Risk

To the extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, and possible trade barriers.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments previously described, the ability of the Fund to meet its objective may be limited.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Security Selection Risk

BG Overseas must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table to the right provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Baillie Gifford International Growth Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table to the right is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	26.65%
Worst Quarter	Third Quarter 2002	-20.30%

Average Annual Total Returns

(periods ended 12/31/05)

	1 Year	5 Years	10 Years	Since Inception*
Class A Sharesº
Return Before Taxes	10.14%	0.53%	5.01%	6.80%
Return After Taxes on Distributions†	10.07%	0.50%	4.07%	5.84%
Return After Taxes on Distributions and Sale of Fund Shares†	6.64%	0.44%	4.02%	5.61%
Class B Shares	11.31%	0.09%	—	3.60%
Class C Shares	13.59%	0.40%	—	-1.92%
Class K Shares	15.42%	—	—	3.35%
MSCI EAFE Growth Index** (reflects no deduction for fees, expenses, or taxes)	13.64%	2.23%	3.59%	5.94%

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*                 Inception of Class A shares; February 16, 1993; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**          The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment ofdividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” returns for the MSCI EAFE Growth Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The MSCI EAFE Growth Index had average annual return of 3.16% since May 1, 1996, the date of inception of Class B shares; -0.42% since August 7, 2000, the date of inception of Class C shares; and 5.29% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		Maximum Deferred Sales Charge (Load) (as a percent- age of the lower of sale proceeds or the original offering price)		Redemption Fees(1)

Class A Shares	4.75	%(2)	None	(3)	2.00%
Class B Shares	None		3.00	%(4)	2.00%
Class C Shares	None		1.00	%(5)	2.00%
Class K Shares	None		None		2.00%

(1)          The redemption fee applies to redemptions of shares held for less than 60 days. This fee does not apply to Class B, Class C, or Class K shares received in connection with the reorganization of the Predecessor Fund into the Fund.The ability of the Trust to enforce the redemption fee with respect to shares held in an omnibus account is limited.

(2)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(3)          Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(4)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(5)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
Class A Shares	0.80%	0.25%	0.81%	1.86%
Class B Shares	0.80%	1.00%	1.25%	3.05%
Class C Shares	0.80%	1.00%	1.01%	2.81%
Class K Shares	0.80%	0.65%	0.61%	2.06%

(1)   An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$1,050	$1,464	$2,612
Class B Shares	$620	$1,178	$1,760	$3,186
Class C Shares	$395	$903	$1,537	$3,238
Class K Shares	$216	$667	$1,145	$2,461

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$1,050	$1,464	$2,612
Class B Shares	$620	$1,178	$1,760	$3,186
Class C Shares	$295	$903	$1,537	$3,238
Class K Shares	$216	$667	$1,145	$2,461

RS Emerging Markets Fund

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

Baillie Gifford Overseas Limited, the Fund’s investment sub-subadviser (“BG Overseas”), seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well managed and enjoy sustainable, competitive advantages in their marketplace.

BG Overseas’ investment style primarily uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry back-grounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

•                  earnings growth;

•                  cash flow growth;

•                  profitability;

•                  debt and interest cover; and

•                  valuation.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Fund, BG Overseas may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. The Fund defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. In constructing the portfolio, BG Overseas takes into account the industry and country allocations in the Morgan Stanley Capital International (“MSCI”) Emerging Markets Free (“EMF”) Index.

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. BG Overseas determines the universe of emerging market countries, and this list may change based on BG Overseas’ assessment of a country’s suitability for investment.

The Fund may invest up to 20% of the Fund’s net assets in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment-grade (commonly referred to as “high-yield” securities or “junk bonds”). The Fund may invest up to 10% of the Fund’s assets in below-investment-grade securities.

The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive strategy, the Fund may significantly change its portfolio if BG Overseas believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Currency Risk

A decline in value of a foreign currency relative to the U.S. dollar reduces the value of the foreign currency and investments denominated in that currency. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. The use of foreign exchange contracts to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign-currency versus the U.S. dollar.

Emerging Market Risk

An investment in this Fund is riskier than investing in more-developed markets. In addition to the risks associated with investing in foreign securities discussed previously, there are special risks associated with investments in emerging markets. These risks include greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, and possible trade barriers.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the Fund include credit risk and interest rate risk.

High-yield/Junk Bond Risk

Lower-quality debt securities may be issued by companies without a long track record of sales and earnings or by those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments previously described, the ability of the Fund to meet its objective may be limited.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Security Selection Risk

BG Overseas must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past eight calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Baillie Gifford Emerging Markets Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table on the next page is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1999	40.19%
Worst Quarter	First Quarter 2001	-36.10%

Average Annual Total Returns

(periods ended 12/31/05)

	1 Year	5 Years	Since Inception*
Class A Sharesº
Return Before Taxes	33.19%	19.66%	8.79%
Return After Taxes on Distributions†	31.95%	19.28%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares†	22.92%	17.35%	7.57%
Class B Shares	35.56%	19.35%	7.58%
Class C Shares	37.68%	19.51%	13.29%
Class K Shares	39.34%	—	21.80%
MSCI EMF Index** (reflects no deduction for fees, expenses, or taxes)	34.54%	19.44%	6.35%

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*                 Inception of Class A and Class B shares: May 1, 1997; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highestindividual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’stax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**          The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incurfees or expenses. The “Since Inception” return for the MSCI EMF Index shown in the table above is since May 1, 1997, the date of inception of Class A and Class B shares. The MSCI EMF Index had average annual returns of 13.06% since August 7, 2000, the date of inception of Class C shares; and 21.80% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)		Redemption Fees(1)
Class A Shares	4.75	%(2)	None	(3)	2.00%
Class B Shares	None		3.00	%(4)	2.00%
Class C Shares	None		1.00	%(5)	2.00%
Class K Shares	None		None		2.00%

(1)          The redemption fee applies to redemptions of shares held for less than 60 days. This fee does not apply to Class B, Class C, or Class K shares received in connection with the reorganization of the Predecessor Fund into the Fund.The ability of the Trust to enforce the redemption fee with respect to shares held in an omnibus account is limited.

(2)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(3)          Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(4)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(5)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)
Class A Shares	1.00%	0.25%	0.53%	1.78%
Class B Shares	1.00%	1.00%	0.74%	2.74%
Class C Shares	1.00%	1.00%	0.68%	2.68%
Class K Shares	1.00%	0.65%	0.47%	2.12%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$653	$1,026	$1,423	$2,528
Class B Shares	$588	$1,082	$1,601	$2,929
Class C Shares	$381	$863	$1,470	$3,108
Class K Shares	$223	$686	$1,176	$2,525

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$653	$1,026	$1,423	$2,528
Class B Shares	$288	$882	$1,501	$2,929
Class C Shares	$281	$863	$1,470	$3,108
Class K Shares	$223	$686	$1,176	$2,525

RS Investment Quality Bond Fund

Investment Objective

To seek a high level of current income and capital appreciation without undue risk to principal.

Principal Investment Strategies

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), allocates the Fund’s investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•                  the yield paid by the security;

•                  potential appreciation in the value of the security;

•                  the credit quality of the issuer;

•                  maturity; and

•                  the degree of risk associated with a specific security relative to other securities in the sector.

The Fund seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price’s sensitivity to changes in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Fund may invest in lower-rated debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 10% of the Fund’s assets will be invested in lower-rated securities.

The Fund may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Fund may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund’s portfolio.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the Fund include credit risk, extension risk, interest rate risk, and prepayment risk, which are described elsewhere in this Prospectus.

Zero-coupon Securities Risk

Because they do not pay interest, the Fund’s investments in zero-coupon securities may fluctuate in value more than interest-bearing securities.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Mortgage- and Asset-backed Securities Risk

Mortgage-and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market values of the securities. In addition, adjustable- and fixed-rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity and as such are neither guaranteed nor insured by the U.S. government.

High-yield/Junk Bond Risk

Lower-quality debt securities may be issued by companies without a long track record of sales and earnings or by those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In addition, to the extent that the Fund’s shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Fund to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Fund’s performance, accelerate the realization of taxable income to shareholders, and increase transaction costs.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objectives of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Investment Quality Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table on the next page is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Third Quarter 2001	4.84%
Worst Quarter	Second Quarter 2004	-2.63%

Average Annual Total Returns

(periods ended 12/31/05)

	1 Year	5 Years	10 Years	Since Inception*
Class A Sharesº
Return Before Taxes	-1.76%	4.86%	5.18%	5.30%
Return After Taxes on Distributions†	-3.26%	3.02%	2.99%	3.09%
Return After Taxes on Distributions and Sale of Fund Shares†	-1.06%	3.09%	3.07%	3.14%
Class B Shares	-1.59%	4.73%	—	5.22%
Class C Shares	0.41%	4.90%	—	5.37%
Class K Shares	1.67%	—	—	5.06%
Lehman Brothers	2.43%	5.87%	6.16%	6.46%
Aggregate Bond Index** (reflects no deduction for fees, expenses, or taxes)

º                    Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*                 Inception of Class A shares: February 16, 1993; Class B and Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†                  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highestindividual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’stax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**          The Lehman Brothers Aggregate Bond Index is generally considered to berepresentative of U.S. bond market activity. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the Lehman Brothers Aggregate Bond Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The Lehman Brothers Aggregate Bond Index had average annual returns of 6.52% since August 7, 2000, the date of inception of Class B and Class C shares; and 5.79% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)		Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.75	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)          You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)          Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)          Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)          CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses(1)	Fee Waiver/ Expense Limitation(1)	Net Expenses(1)
Class A Shares	0.50%	0.25%	0.25%	1.00%	(0.15)%	0.85%
Class B Shares	0.50%	1.00%	0.43%	1.93%	(0.33)%	1.60%
Class C Shares	0.50%	1.00%	0.48%	1.98%	(0.38)%	1.60%
Class K Shares	0.50%	0.65%	0.22%	1.37%	(0.12)%	1.25%

(1)          An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation, if any, on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$872	$1,539
Class B Shares	$468	$721	$1,065	$1,972
Class C Shares	$268	$521	$975	$2,264
Class K Shares	$131	$408	$731	$1,655

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$872	$1,539
Class B Shares	$168	$521	$965	$1,972
Class C Shares	$168	$521	$975	$2,264
Class K Shares	$131	$408	$731	$1,655

RS Low Duration Bond Fund

Investment Objective

A high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), allocates the Fund’s investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

•      the yield paid by the security;

•      potential appreciation in the value of the security;

•      the credit quality of the issuer;

•      maturity; and

•      the degree of risk associated with a specific security relative to other securities in the sector.

The Fund seeks to maintain a low duration but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. The Fund tends to have an average duration within a range of one to three years and an average maturity of one and three years. Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Fund may invest in lower-rated debt securities, commonly known as “high-yield” securities or “junk bonds”; normally, less than 10% of the Fund’s assets will be invested in lower-rated securities.

The Fund may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Fund may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund’s portfolio.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the Fund include credit risk, extension risk, interest rate risk, and prepayment risk, which are described elsewhere in this Prospectus.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Mortgage- and Asset-backed Securities Risk

Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market values of the securities. In addition, adjustable- and fixed-rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage- backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity and as such are neither guaranteed nor insured by the U.S. government.

High-yield/Junk Bond Risk

Lower-quality debt securities may be issued by companies without a long track record of sales and earnings and/or by those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past two calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Low Duration Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table on the next page is that of the Predecessor Fund.THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	First Quarter 2004	1.25%
Worst Quarter	Second Quarter 2004	-1.02%

Average Annual Total Returns

(periods ended 12/31/05)

		Since Inception
	1 Year	7/30/03
Class A Sharesº
Return Before Taxes	-0.94%	0.57%
Return After Taxes on Distributions†	-1.96%	-0.29%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.62%	-0.01%
Class B Shares	-2.42%	-0.12%
Class C Shares	-0.42%	0.77%
Class K Shares	0.93%	1.12%
Lehman Brothers U.S. Government 1–3 Year Bond Index** (reflects no deduction for fees, expenses, or taxes)	1.73%	1.55%

º       Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

†      After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*      The Lehman Brothers U.S. Government 1–3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	2.25	%(1)	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)   You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)   Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)   Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)   CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund	Fee Waiver/
	Management	Distribution	Other	Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses	Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	0.45%	0.25%	0.83%	1.53%	(0.73)%	0.80%
Class B Shares	0.45%	1.00%	0.85%	2.30%	(0.75)%	1.55%
Class C Shares	0.45%	1.00%	0.87%	2.32%	(0.77)%	1.55%
Class K Shares	0.45%	0.65%	0.49%	1.59%	(0.39)%	1.20%

(1)   An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation, if any, on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$307	$482	$822	$1,839
Class B Shares	$463	$705	$1,124	$2,301
Class C Shares	$263	$505	$1,028	$2,521
Class K Shares	$126	$392	$760	$1,825

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$307	$482	$822	$1,839
Class B Shares	$163	$505	$1,024	$2,301
Class C Shares	$163	$505	$1,028	$2,521
Class K Shares	$126	$392	$760	$1,825

RS High Yield Bond Fund

Investment Objective

To seek current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations at the time of purchase or, if unrated, have been determined by Guardian Investor Services LLC, the subadviser of the Fund (“GIS”), to be of comparable quality.

GIS considers several factors in purchasing and selling securities relative to the price of the security, such as:

•     the earnings patterns of the issuer;

•     the financial history of the issuer;

•     the management structure of the issuer; and

•     the general prospects of the issuer.

GIS considers the duration and the maturity of the Fund’s portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default, giving them a lower rating.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade, commonly known as “high-yield” securities or “junk bonds”. A security will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc., and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by GIS to be of comparable quality. The debt securities in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “pay-in-kind” securities, and convertible bonds. The Fund may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations, and acquisitions.

The Fund may invest in common and preferred stocks as well as warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Fund’s assets will be invested in these types of securities.

The Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund’s portfolio.

As a temporary defensive strategy, the Fund may invest some or all of its assets in investment-grade debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objectives during that time.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

High-yield/Junk Bond Risk

Lower-quality debt securities may be issued by companies without a long track record of sales and earnings or by those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the Fund include credit risk, extension risk, interest rate risk, and prepayment risk, which are described elsewhere in the Prospectus.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Mortgage- and Asset-backed Securities Risk

Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market values of the securities. In addition, adjustable- and fixed-rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage- backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity and as such are neither guaranteed nor insured by the U.S. government.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objectives. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objectives of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past seven calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian High Yield Bond Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table on the next page is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Second Quarter 2003	6.46%
Worst Quarter	Fourth Quarter 2000	-6.38%

Average Annual Total Returns

(periods ended 12/31/05)

			Since
	1 Year	5 Years	Inception*
Class A Sharesº
Return Before Taxes	-0.54%	6.25%	4.53%
Return After Taxes on Distributions†	-2.72%	3.31%	1.43%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.38%	3.50%	1.89%
Class B Shares	-0.30%	6.11%	4.18%
Class C Shares	1.70%	6.30%	4.53%
Class K Shares	2.93%	—	6.49%
Lehman Brothers Corporate High Yield Index** (reflects no deduction for fees, expenses, or taxes)	2.74%	8.85%	5.84%

º       Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*      Inception of Class A and Class B shares: September 1, 1998; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†      After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**   The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the Lehman Brothers Corporate High Yield Index shown in the table above is since September 1, 1998, the date of inception of Class A and Class B shares. The Lehman Brothers Corporate High Yield Index had average annual returns of 7.01% since August 7, 2000, the date of inception of Class C shares; and 8.20% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum		Maximum
	Sales Charge		Deferred Sales
	(Load)		Charge (Load)
	Imposed on		(as a percentage
	Purchases (as		of the lower of
	a percentage		sale proceeds
	of the offering		or the original		Redemption
Share Class	price)		offering price)		Fees(1)
Class A Shares	3.75	%(2)	None	(3)	2.00%
Class B Shares	None		3.00	(4)%	2.00%
Class C Shares	None		1.00	(5)%	2.00%
Class K Shares	None		None		2.00%

(1)   The redemption fee applies to redemptions of shares held for less than 60 days. This fee does not apply to Class B, Class C, or Class K shares received in connection with the reorganization of the Predecessor Fund into the Fund. The ability of the Trust to enforce the redemption fee with respect to shares held in an omnibus account is limited.

(2)   You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(3)   Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(4)   Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(5)   CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund	Fee Waiver/
	Management	Distribution	Other	Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses	Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	0.60%	0.25%	0.34%	1.19%	(0.34)%	0.85%
Class B Shares	0.60%	1.00%	0.59%	2.19%	(0.59)%	1.60%
Class C Shares	0.60%	1.00%	0.55%	2.15%	(0.55)%	1.60%
Class K Shares	0.60%	0.65%	0.27%	1.52%	(0.27)%	1.25%

(1)   An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation, if any, on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$910	$1,698
Class B Shares	$468	$721	$1,118	$2,165
Class C Shares	$268	$521	$1,010	$2,400
Class K Shares	$131	$408	$762	$1,781

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$910	$1,698
Class B Shares	$168	$521	$1,018	$2,165
Class C Shares	$168	$521	$1,010	$2,400
Class K Shares	$131	$408	$762	$1,781

RS Tax-Exempt Fund

Investment Objective

To maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment-grade municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax including the federal alternative minimum tax (“AMT”).

Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), allocates the Fund’s investments among a diversified portfolio of investment-grade municipal obligations. The Fund will invest primarily in municipal securities with remaining maturities of between seven and 25 years. As of June 30, 2006, the Fund’s dollar weighted average maturity was 15.58 years. GIS may, however, invest in municipal obligations with remaining maturities outside of that range based on GIS’s analysis of the market and the economy.

Principal Investments

Under normal circumstances at least 80% of the value of the Fund’s net assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. For purposes of the fundamental policy stated above, the Fund will include borrowings for investment purposes when it calculates its net assets. The Fund will invest in municipal obligations, the interest on which is, in the opinion of the issuer’s bond counsel, exempt from federal income tax including the federal AMT. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

•     general obligation bonds, guaranteed by the issuer’s full faith, credit, and taxing power;

•      specific obligation bonds, payable by a special tax or revenue source;

•      revenue bonds, guaranteed solely by the corporate entity that issues them;

•      notes or short-term obligations issued in anticipation of a bond sale, guaranteed by the collection of taxes or receipt of revenues;

•      private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Fund will normally invest in municipal securities that, at the time of purchase, are rated investment grade. A security will be deemed to be rated investment grade if it is rated by Moody’s Investors Service, Inc., or Standard & Poor’s Ratings Group Baa or BBB, respectively, or higher or, if unrated, has been determined by GIS to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade or unrated municipal obligations that GIS determines to be of comparable quality. The Fund is not required to sell a bond that has been downgraded to below-investment-grade after the Fund acquires it, but the Fund’s overall holdings in below investment-grade bonds, including those that have been downgraded since the time of investment, generally will not exceed 20% of the Fund’s assets. The Fund also may invest in other tax-exempt securities that are not municipal obligations. The Fund’s investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable-rate demand notes and bonds.

The Fund may invest up to 25% of the value of its net assets in a single state. Up to 20% of the value of the Fund’s net assets may also be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the fund include credit risk, extension risk, interest rate risk, and prepayment risk.

Tax Risk

Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal bonds held by the Fund.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

High-yield/Junk Bond Risk

Lower-quality debt securities may be issued by companies without a long track record of sales and earnings or by those with questionable credit strength. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal. Lower-quality debt securities can be more sensitive to adverse economic conditions, including the issuer’s financial condition or stresses in its industry.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with those of a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with a broad-based market index. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Tax-Exempt Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart below and the table on the next page is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Third Quarter 2002	5.83%
Worst Quarter	Second Quarter 2004	-2.79%

Average Annual Total Returns

(periods ended 12/31/05)

	Since
	1 Year	5 Years	10 Years	Inception*
Class A Sharesº
Return Before Taxes	0.12%	4.91%	5.14%	4.90%
Return After Taxes on Distributions†	-0.50%	4.42%	4.88%	4.63%

Return After Taxes on Distributions and Sale of Fund Shares†	1.54%	4.57%	4.90%	4.66%
Class C Shares	2.24%	4.92%	—	5.48%
Lehman Brothers	3.51%	5.59%	5.71%	6.05%
Municipal BondIndex** (reflects no deduction for fees, expenses, or taxes)

º       Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*      Inception of Class A shares: February 16, 1993; Class C shares: August 7, 2000.

†      After-tax returns are shown for Class A shares only; after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**   The Lehman Brothers Municipal Bond Index is generally considered to be representative of U.S. municipal bond market activity. Unlike the Fund, the index does not incur fees or expenses. The “Since Inception” return for the Lehman Brothers Municipal Bond Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The Lehman Brothers Municipal Bond Index has had average annual returns of 6.10% since August 7, 2000, the date of inception of Class C shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales		Maximum Deferred
	Charge (Load)		Sales Charge (Load)
	Imposed on		(as a percentage of
	Purchases (as a		the lower of sale
	percentage of the		proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	3.75	%(1)	None	(2)
Class C Shares	None		1.00	%(3)

(1)   You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)   Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)   CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund	Fee Waiver/
	Management	Distribution	Other	Operating	Expense	Net
Share Class	Fees	(12b-1) Fees	Expenses	Expenses(1)	Limitation(1)	Expenses(1)
Class A Shares	0.50%	0.25%	0.20%	0.95%	(0.10)%	0.85%
Class C Shares	0.50%	1.00%	0.43%	1.93%	(0.33)%	1.60%

(1)   An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption “Fee Waiver/Expense Limitation.” RS Investments may terminate the limitation for the Fund after December 31, 2009. “Net Expenses” reflect the effect of this expense limitation, if any, on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$862	$1,496
Class C Shares	$268	$521	$965	$2,224

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$862	$1,496
Class C Shares	$168	$521	$965	$2,224

RS Cash Management Fund

Investment Objective

To seek as high a level of current income as is consistent with liquidity and preservation of capital.

Principal Investment Strategies

The Fund is a money market fund. Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), primarily selects investments that present minimal credit risk, as determined by GIS, in accordance with guidelines established by the Board of Trustees. GIS selects investments that have remaining maturities of 397 days or less or that have a rate of interest that is readjusted at least once every 397 days. The Fund seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less.

Principal Investments

The Fund normally invests in money market instruments denominated in U.S. dollars, which may include, for example, U.S. government securities, commercial paper, and repurchase agreements as well as certificates of deposit and short-term obligations issued by banks or savings and loan associations. The Fund may invest up to 25% of its net assets in U.S.-dollar–denominated certificates of deposit issued by foreign branches of U.S. banks and by U.S. branches of foreign banks—provided that GIS believes each bank’s net worth is at least $100 million.

The Fund typically invests in securities that are rated in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one ratings organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. No more than 5% of the value of the Fund’s assets may be invested in securities rated lower than the highest short-term rating by such ratings organization or organizations, as the case may be.

The Fund may not invest more than 5% of the Fund’s assets in the securities of any one issuer, except for securities issued by the U.S. government or U.S. government agencies.

Principal Risks

You could lose some or all of your investment in the Fund. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Many U.S. government securities are substantially protected from credit risk because they are backed by the full faith and credit of the U.S. government. However, certain obligations of U.S. government agencies or instrumentalities do not have this guarantee. Additional risks that are part of debt securities risk applicable to the Fund include credit risk, income risk, and interest rate risk, which are described elsewhere in this Prospectus.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 2000	1.49%
Worst Quarter	Second Quarter 2004	0.06%

Average Annual Total Returns

(periods ended 12/31/05)

				Since
	1 Year	5 Years	10 Years	Inception*
Class A Sharesº	2.41%	1.51%	3.17%	4.92%
Class B Shares	-1.24%	0.85%	—	2.82%
Class C Shares	0.76%	1.04%	—	1.34%
Class K Shares	1.00%	—	—	0.96%

º       Returns have been adjusted to reflect the current sales load structure for Class A and Class K shares.

*      Inception of Class A shares: November 3, 1982; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The returns in the table reflect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Cash Management Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart above and the table to the left is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)	Maximum Deferred Sales
	Imposed on	Charge (Load (as a
	Purchases (as a	percentage of the lower
	percentage of the	of sale proceeds or the
Share Class	offering price)	original offering price)
Class A Shares	None	None	(1)
Class B Shares	None	3.00	%(2)
Class C Shares	None	1.00	%(3)
Class K Shares	None	None

(1)   Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(2)   Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(3)   CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund	Fee Waiver/
	Management	Distribution	Other	Operating	Expense	Net
Share Class	Fees(1)	(12b-1) Fees	Expenses	Expenses(2)	Limitation(2)	Expenses(2)
Class A Shares	0.50%	0.25%	0.16%	0.91%	(0.06)%	0.85%
Class B Shares	0.50%	1.00%	0.36%	1.86%	(0.39)%	1.47%
Class C Shares	0.50%	1.00%	0.18%	1.68%	(0.19)%	1.47%
Class K Shares	0.50%	0.65%	0.17%	1.32%	(0.07)%	1.25%

(1)   The management fees shall be reduced to 0.45% on the Fund’s average net assets in excess of $500 million.

(2)   An expense limitation with respect to the Fund’s Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and RS Investment Trust in effect through December 31, 2009, to limit the Fund’s Total Annual Fund Operating Expenses in future periods to the annual rate of Total Annual Fund Operating Expenses that is applicable to each class of shares of the Predecessor Fund as of September 30, 2006, which may be higher or lower than the rates shown under the caption “Total Annual Fund Operating Expenses” in the table above.

Cost of Investing Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown previously under “Net Expenses” and for all subsequent periods are the same as those shown previously under “Total Annual Fund Operating Expenses.” The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$89	$279	$497	$1,130
Class B Shares	$454	$679	$1,007	$1,869
Class C Shares	$254	$479	$870	$1,981
Class K Shares	$131	$408	$721	$1,613

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$89	$279	$497	$1,130
Class B Shares	$154	$479	$907	$1,869
Class C Shares	$154	$479	$870	$1,981
Class K Shares	$131	$408	$721	$1,613

RS Asset Allocation Fund

Investment Objective

Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund’s investments.

Principal Investment Strategies

The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment-grade bonds and other debt obligations; and cash and money market instruments. The Fund currently operates primarily as a “fund of funds” by investing in other funds of RS Investment Trust. The Fund also may invest in individual securities.

Guardian Investor Services LLC, the Fund’s subadviser (“GIS”), uses its own theoretical models to decide how much to invest in each asset class; GIS considers a “neutral position” to be an investment of 60% of the Fund’s assets in equity investments and 40% in debt investments. Changes from the neutral position are expected to be modest and gradual, but there is no limit on the amount of assets that can be moved at any one time. The Fund is not required to maintain any minimum or maximum investment in any asset class.

GIS will invest in a particular underlying fund based on the portfolio managers’ view of current economic and market conditions. GIS’s investment models evaluate information about the economy and the markets daily to provide “signals” about portfolio allocations. GIS makes portfolio allocations among equities, debt securities, and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of security. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to GIS to be strong, or it may increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive. The Fund will invest in a particular underlying fund based on the portfolio managers’ view of current economic and market conditions as well as a review of the underlying funds’ investment objectives and policies.

The Fund does not have to pay any sales charges when it invests in other funds. Investors in RS Asset Allocation Fund should understand that they will pay indirectly for certain expenses of the underlying funds in which the Fund invests, in addition to the expenses of RS Asset Allocation Fund.

Principal Investments

The Fund currently operates primarily as a “fund of funds.” The Fund generally invests in Class A shares of other funds of RS Investment Trust. The equity or stock portion of the Fund’s portfolio is usually invested in RS S&P 500 Index Fund, which tracks the performance of the S&P 500® Index, and/or RS Core Equity Fund. The debt or bond portion may be invested in RS Investment Quality Bond Fund, and the money market portion may be invested in RS Cash Management Fund. The Fund also may invest in individual securities when the portfolio managers believe that such an investment would be appropriate.

The Fund may, but will not necessarily, use special techniques, such as futures contracts and options, to implement changes in the Fund’s exposure to different asset classes quickly, pending changes in the Fund’s portfolio investments.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You could lose some or all of your investment in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company’s stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Derivatives Risk

Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Debt Securities Risk

The value of a debt security or other income-producing security is affected by changes in interest rates and is subject to any credit risk of the issuer or guarantor of the securities. Convertible debt securities are subject to the risks of investing in both debt and equity securities. Additional risks that are part of debt securities risk applicable to the Fund include credit risk, extension risk, interest rate risk, and prepayment risk, which are described elsewhere in this Prospectus.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services.

Mortgage- and Asset-backed Securities Risk

Mortgage- and asset-backed securities are subject to a number of risks described elsewhere in this Prospectus, such as credit risk and liquidity risk. Generally, rising interest rates tend to extend the duration of fixed-rate mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market values of the securities. In addition, adjustable- and fixed-rate mortgage-related securities are subject to prepayment risk. Moreover, although some mortgage-backed securities are backed by the full faith and credit of the U.S. government, some mortgage-backed securities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation (commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of a U.S. government agency or a private entity and as such are neither guaranteed nor insured by the U.S. government.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments described previously, the ability of the Fund to meet its objective may be limited.

Security Selection Risk

GIS must try to determine the proper mix of securities to meet the Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund.

Investors should review the principal risks of investing in RS S&P 500 Index Fund, RS Core Equity Fund, RS Investment Quality Bond Fund, and RS Cash Management Fund, described in the Funds’ Summaries in this Prospectus, because the Fund’s investments will often include shares of those Funds.

Please see “Principal Risks” beginning on page 97 and “Other Investment Strategies and Risks” beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund’s performance from year to year and by comparing the Fund’s returns with a broad measure of market performance. The bar chart shows changes in the Fund’s performance for the past 10 calendar years (for Class A shares). The returns in the bar chart do not reflect the impact of sales charges. If they did, the returns would be lower than those shown. The table compares the Fund’s performance with two broad-based market indexes. The returns in the table reﬂect the impact of sales charges when you buy or sell shares. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Asset Allocation Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the “Predecessor Fund”). The performance of the Fund provided in the chart and the table on the next page is that of the Predecessor Fund. THE FUND’S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND’S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter	Fourth Quarter 1998	16.15%
Worst Quarter	Third Quarter 2002	-17.22%

Average Annual Total Returns

(periods ended 12/31/05)

	Since
	1 Year	5 Years	10 Years	Inception*
Class A Sharesº
Return Before Taxes	-1.03%	-0.20%	7.15%	8.09%
Return After Taxes on Distributions†	-1.07%	-0.89%	4.95%	6.00%
Return After Taxes on Distributions and Sale of Fund Shares†	-0.61%	-0.50%	5.11%	5.99%
Class B Shares	0.16%	-0.28%	—	6.49%
Class C Shares	1.98%	-0.39%	—	-1.15%
Class K Shares	3.67%	—	—	1.27%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	4.91%	0.55%	9.07%	10.60%
Lehman Brothers Aggregate Bond Index** (reflects no deduction for fees, expenses, or taxes)	2.43%	5.87%	6.16%	6.46%

º       Returns have been adjusted to reﬂect the current sales load structure for Class A and Class K shares.

*      Inception of Class A shares: February 16, 1993; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†      After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reﬂect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**   The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the indexes do not incur fees or expenses. The “Since Inception” returns for the S&P 500® Index and the Lehman Brothers Aggregate Bond Index shown in the table above are since February 16, 1993, the date of inception of Class A shares. The S&P 500® Index and the Lehman Brothers Aggregate Bond Index had average annual returns of 8.64% and 6.64%, respectively, since May 1, 1996, the date of inception of Class B shares; -1.50% and 6.52%, respectively, since August 7, 2000, the date of inception of Class C shares; and 0.40% and 5.79%, respectively, since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables describe the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

	Maximum Sales
	Charge (Load)		Maximum Deferred Sales
	Imposed on		Charge (Load) (as a
	Purchases (as a		percentage of the lower
	percentage of the		of sale proceeds or the
Share Class	offering price)		original offering price)
Class A Shares	4.75	(1)%	None	(2)
Class B Shares	None		3.00	%(3)
Class C Shares	None		1.00	%(4)
Class K Shares	None		None

(1)   You may be entitled to a sales charge discount based on the amount you invest or you may be eligible for a sales charge waiver. You will pay no initial sales charge on purchases of $1 million or more of Class A shares. See page 117 for details.

(2)   Contingent deferred sales charge (CDSC) of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this charge. See the Statement of Additional Information for details.

(3)   Maximum CDSC declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

(4)   CDSC applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses deducted from Fund assets as a percentage of average daily net assets)

				Total
				Annual Fund	Fee Waiver/
	Management	Distribution	Other	Operating	Expense	Net
Share Class	Fee(1)	(12b-1) Fee(2)	Expenses(3)	Expenses(4)	Limitation(5)	Expenses(4),(5)
Class A Shares	0.65%	0.25%	0.32%	1.22%	(0.15)%	1.07%
Class B Shares	0.65%	1.00%	0.41%	2.06%	(0.15)%	1.91%
Class C Shares	0.65%	1.00%	0.55%	2.20%	(0.15)%	2.05%
Class K Shares	0.65%	0.65%	0.21%	1.51%	(0.15)%	1.36%

(1)   The adviser has agreed to waive the Management Fee with respect to the portion of the Fund’s assets that are invested in RS Core Equity Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, and RS Cash Management Fund (the “Underlying Funds”).

(2)   The Distribution (12b-1) Fee paid by the Fund is reduced to the extent of Distribution (12b-1) Fees paid by underlying funds in which the Fund invests so that the aggregate of direct and indirect Distribution (12b-1) Fees borne by the Fund will not exceed the amount set forth in the table above.

(3)   The Fund also bears expenses in connection with its investments in the Underlying Funds. Other Expenses includes the expenses of the Underlying Funds’ “Other Expenses.”

(4)   In the most recent ﬁscal year, GIS reduced its management fee in an amount equal to the amount of the management fees borne indirectly by the Fund through its investment in the Underlying Funds, and RS Investments has undertaken to do so in the current year. After the reduction, “Total Annual Fund Operating Expenses” were 0.63% for Class A shares, 1.47% for Class B shares, 1.61% for Class C shares, and 0.92% for Class K shares.

(5)   RS Investments has agreed, through December 31, 2009, that it will not receive, with respect to the portion of the Fund’s portfolio that is invested directly in securities, annual management fees from the Fund in excess of 0.50%. The amount of the resulting waiver is shown under the caption “Fee Waiver/Expense Limitation” in the table above. “Net Expenses” reﬂects the effect of this fee waiver on “Total Annual Fund Operating Expenses.”

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under “Net Expenses” and for all subsequent periods are the same as those shown above under “Total Annual Fund Operating Expenses.” The 10-year ﬁgures shown reﬂect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$597	$855	$1,132	$1,921
Class B Shares	$516	$867	$1,245	$1,912
Class C Shares	$331	$712	$1,219	$2,611
Class K Shares	$159	$492	$849	$1,853

If you did not sell any of your shares at the end of the periods shown, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$597	$855	$1,132	$1,921
Class B Shares	$216	$667	$1,145	$1,912
Class C Shares	$231	$712	$1,219	$2,611
Class K Shares	$159	$492	$849	$1,853

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Additional Information

Additional Information About Investment Strategies and Risks

There is no guarantee that a Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Funds’ principal risks and about circumstances that could adversely affect the value of a Fund’s shares or its total return.

Many of the Funds’ investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identiﬁed. RS Investments may devote more of these Funds’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for these Fund that would be inappropriate for other mutual funds. This approach to investing may make these Funds more volatile investments than other mutual funds and cause any of these Funds to perform less favorably than other mutual funds under similar market or economic conditions. Each of these Funds may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Investment Trust (the “Trust”) may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise speciﬁcally stated.

Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identiﬁed in the foregoing Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Funds, their investments, and the related risks.

97

Additional Information

Additional Information About Investment Strategies and Risks

There is no guarantee that a Fund will achieve its objective, and you could lose some or all of your money by investing. In the sections that follow, more detail is provided about the Funds’ principal risks and about circumstances that could adversely affect the value of a Fund’s shares or its total return.

Many of the Funds’ investment strategies and the portfolio investments of many of the Funds differ from those of most other mutual funds. RS Investments aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. RS Investments may devote more of these Funds’ assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for these Fund that would be inappropriate for other mutual funds. This approach to investing may make these Funds more volatile investments than other mutual funds and cause any of these Funds to perform less favorably than other mutual funds under similar market or economic conditions. Each of these Funds may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Investment Trust (the “Trust”) may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The “Investments and Risks” section in the Statement of Additional Information includes more information about the Funds, their investments, and the related risks.

Your Investment

	RS Diversified Growth Fund	RS Emerging Growth Fund	RS Growth Fund	The Information Age Fund®	RS Internet Age Fund®	RS MidCap Opportunities Fund	RS Smaller Company Growth Fund	RS Global Natural Resources Fund	RS Investors Fund	RS Large Cap Value Fund
Cash Position Risk	X	X	X	X	X	X	X	X	X
Concentration Risk				X	X			X
Currency Risk
Debt Securities Risk								X	X
Derivatives Risk										X
Emerging Market Risk
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X
Foreign Securities Risk			X	X	X			X	X	X
High-yield/Junk Bond Risk
Index Risk
Investment Style Risk	X	X	X	X	X	X	X	X	X	X
Issuer Risk
Liquidity Risk	X	X	X	X	X	X	X	X	X	X
Mortgage- and Asset-backed Securities Risk
Natural Resources Investment Risk								X	X
Non-diversification Risk									X
Overweighting Risk	X	X	X			X	X		X	X
Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X
Security Selection Risk										X
Short Sales Risk					X
Small and/or Midsized Companies Risk	X	X	X	X	X	X	X	X	X
Tax Risk
Technology Investment Risk	X	X	X	X	X	X	X
Underweighting Risk	X	X	X	X	X	X	X	X	X	X
Zero-coupon Securities Risk

	RS Partners Fund	RS Value Fund	RS Core Equity Fund	RS Small Cap Core Equity Fund	RS S&P 500 Index Fund	RS International Growth Fund	RS Emerging Markets Fund	RS Investment Quality Bond Fund	RS Low Duration Bond Fund	RS High Yield Bond Fund	RS Tax- Exempt	RS Cash Management Fund	RS Asset Allocation Fund
Cash Position Risk	X	X			X	X	X						X
Concentration Risk
Currency Risk						X	X
Debt Securities Risk	X	X					X	X	X	X	X	X	X
Derivatives Risk			X	X	X	X	X	X	X	X			X
Emerging Market Risk						X	X
Equity Securities Risk	X	X	X	X	X	X	X						X
Foreign Securities Risk	X	X	X	X		X	X	X	X	X		X	X
High-yield/Junk Bond Risk							X	X	X	X	X
Index Risk					X
Investment Style Risk	X	X				X	X
Issuer Risk								X	X	X	X	X	X
Liquidity Risk	X	X	X	X		X	X	X	X	X	X
Mortgage- and Asset-backed Securities Risk								X		X			X
Natural Resources Investment Risk	X	X
Non-diversification Risk	X
Overweighting Risk	X	X	X	X									X
Portfolio Turnover Risk	X	X		X				X			X
Security Selection Risk			X	X		X	X	X	X	X	X	X	X
Short Sales Risk
Small and/or Midsized Companies Risk	X	X	X	X		X	X
Tax Risk											X
Technology Investment Risk
Underweighting Risk	X	X	X	X									X
Zero-coupon Securities Risk								X

Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time, or for an extended time.  A Fund’s investment adviser or subadviser, as applicable, will determine the amount of a Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of those Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of such Fund to meet its objective may be limited.

Concentration Risk

The Information Age Fund®, RS Internet Age Fund®, and RS Global Natural Resources Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of a Fund’s shares in response to factors affecting or expected to affect a sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent they were to cause the Fund’s cash position or cash requirements to exceed normal levels.

Currency Risk

A decline in value of a foreign currency relative to the U.S. dollar reduces the value of the foreign-currency and investments denominated in that currency. To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. The use of foreign exchange contracts to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar. The value of foreign currencies relative to the U.S. dollar fluctuates in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign government, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

Fixed-income securities and other income-producing securities are obligations of their issuers to make payments of principal and/or interest on future dates. Income-producing securities may also include preferred stocks, instruments with characteristics of both equity and debt instruments (such as convertible preferred stocks or equity-linked notes), or interests in income-producing trusts, such as income or royalty trusts. As interest rates rise, the values of a Fund’s debt securities or other income-producing investments are likely to fall. This risk is generally greater for obligations with longer maturities. Debt securities and other income-producing securities also carry the risk that the issuer or the guarantor of a security will be unable or unwilling to make timely principal and/or interest payments or otherwise to honor its obligations. This risk is particularly pronounced for lower-quality, high-yielding debt securities. Lower-rated debt securities (commonly known as “high-yield” securities or “junk bonds”) are considered to be of poor standing and predominantly speculative. Securities in the lowest rating categories may have extremely poor prospects of attaining any real investment standing, and some of a Fund’s investments in such securities may be in default. The rating services’ descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information. Additional risks that may be part of debt securities risk include  the following.

Credit Risk

The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer or that the issuer will default on its obligations. An actual or perceived deterioration of the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect  an assessment of an investment’s volatility or liquidity. Although investment-grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

Extension Risk

During periods of rising interest rates, the average life of certain types of securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

Income Risk

To the extent a Fund’s income is based on short-term interest rates, which may fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates.

Interest Rate Risk

The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield and therefore might not benefit from any increase in value as a result of declining interest rates.

Prepayment Risk

A debt security held by a Fund could be repaid or “called” before the money is due, and the Fund may be required to reinvest the proceeds of the prepayment at lower interest rates. Intermediate-term and long-term bonds commonly provide protection against this possibility, but mortgage-backed securities do not. Mortgage-backed securities are more sensitive to the risks of prepayment because they can be prepaid whenever their underlying collateral is prepaid.

Derivatives Risk

Derivatives are financial contracts whose values depend on, or derive from, the value of an underlying asset, reference rate, or index. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks, such as liquidity risk, interest rate risk, credit risk, and the risk that a derivative transaction may not have the effect a Fund’s adviser, subadviser, or sub-subadviser, as applicable, anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative; and when a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. See the Statement of Additional Information for more information.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. The result could be expropriation of assets, which could wipe out the entire value of a Fund’s investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund.

The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays, and making it harder for a Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, which increases the risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

Equity Securities Risk

The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s portfolio managers view as unfavorable for equity securities.

Certain Funds may at times have the opportunity to invest in securities offered in initial public offerings (“IPOs”). If RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that each of the Funds will invest in the IPO, even if the security is one in which a Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to them. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund’s investment performance. A Fund’s investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund’s investments in certain foreign countries. A Fund may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

High-yield/Junk Bond Risk

The Fund may invest in lower-rated fixed-income securities (commonly known as “high-yield” securities or “junk bonds”). The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payments of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund had placed on such securities. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund adviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

Index Risk

With respect to RS S&P 500 Index Fund, there is no assurance that RS S&P 500 Index Fund will track the performance of the S&P 500® perfectly. The Fund’s ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in RS S&P 500 Index Fund’s portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. Unlike an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based upon market and economic conditions, the Fund’s performance could be lower than other types of mutual funds that may actively shift their portfolio assets in order to take advantage of market opportunities or to lessen the impact of a  market decline.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Issuer Risk

The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when the adviser, subadviser, or sub-subadviser, as applicable, would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the applicable adviser, subadviser, or sub-subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value (“NAV”).

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal also may be prepaid voluntarily or as a result of refinancing or foreclosure. A Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed-income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how those payments are affected by prepayments and by changes in interest rates.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification Risk

RS Investors Fund and RS Partners Fund are not “diversified” within the meaning of the Investment Company Act of 1940 as amended (the “1940 Act”) and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it were a diversified fund investing in a larger number of issuers. See the “Taxes” section in the Statement of Additional Information for more detail.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds’ Annual Operating Expenses set forth under “Fees and Expenses” but do have the effect of reducing a Fund’s investment return. Such sales may result in the realization of taxable capital gains including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under “Financial Highlights.”

Security Selection Risk

The investment adviser or subadviser, as applicable, must try to determine the proper mix of securities to meet a Fund’s investment objective. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of a Fund.

Short Sales Risk

RS Internet Age Fund® may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short by the Fund over the price at which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

Small and/or Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser, as applicable, may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Tax Risk

Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status on municipal bonds held by the RS Tax-Exempt Fund.

Technology Investment Risk

Investments in technology companies, including companies in the Internet or biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company’s business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company’s profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If a Fund underweights its investment in an industry or a sector in relation to a Fund’s benchmark, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Zero-coupon Securities Risk

Because they do not pay interest, a Fund’s investments in zero-coupon securities may fluctuate in value more than interest-bearing securities.

Other Investment Strategies and Risks

In addition to the principal investment strategies previously described above, the Funds may at times use the following strategies and techniques, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that RS Investments, the subadviser or the sub-subadviser, as applicable, might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see “Investments and Risks” in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

(RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Asset Allocation Fund) The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

(All Funds) The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will segregate assets to cover its repayment obligation. The 1940 Act limits borrowings to 33 1/3% of a mutual fund’s total assets (including the amount borrowed).

Cash Position Risk

(RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS High Yield Bond Fund) A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser, as applicable, will determine the amount of a Fund’s assets to be held in cash or cash equivalents in its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

Convertible Securities

(RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth

Fund, RS Emerging Markets Fund, RS High Yield Bond Fund, and RS Asset Allocation Fund) The Funds may  invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for a set number of another security (usually common shares) at a predetermined price. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Credit Derivatives

(RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Tax-Exempt Fund) The Funds may invest in credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure to the corporate credit sector of the fixed-income market, or (iii) for hedging purposes. These investments may create additional investment risks that may subject a Fund to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

(All Funds) At times, the adviser or subadviser, as applicable, to a Fund may judge that market conditions make pursuing the Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the relevant adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that such adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

(RS Investment Quality Bond Fund, RS Low Duration Bond Fund, and RS High Yield Bond Fund, and RS Asset Allocation Fund) In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. The securities to be purchased will be of the same type and have the same interest rate as the sold securities but will be supported by different mortgage pools.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. Both types of transactions create leverage. Whenever a Fund enters into a dollar roll or reverse repurchase transaction, it segregates assets – typically U.S. government securities or liquid, unencumbered securities – whose value equals or exceeds the value of the forward commitment or repurchase obligation on a daily basis.

Exchange-traded Index Securities

(All Funds except RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund) The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange (“NYSE”) and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear those expenses in addition to its own Fund expenses. The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

(RS Large Cap Value Fund, RS Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Asset Allocation Fund) A Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units on a specified future date based on a projected level of interest rates or the projected performance of a particular security index. RS Large Cap Value Fund, RS International Growth Fund, RS Emerging Markets Fund, and RS High Yield Bond Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser, subadviser, or sub-subadviser, as applicable, misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

(RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS International Growth Fund, RS Emerging Markets Fund, RS High Yield Bond Fund, and RS Asset Allocation Fund) The Funds may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates. A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on the ability of the investment adviser, subadviser, or sub-subadviser, as applicable, to predict how the U.S. dollar will fare against the foreign currency.

Illiquid Securities and Exempt Commercial Paper

(All Funds except RS S&P 500 Index Fund) Illiquid securities are either not readily marketable at their approximate value within seven days, are not registered under the federal securities laws, or are otherwise viewed as illiquid by the Securities and Exchange Commission. The absence of trading can make it difficult to value or dispose of illiquid securities. It can also adversely affect a Fund’s ability to calculate its NAV or manage its portfolio. The Statement of Additional Information sets out the upper limit for each Fund’s investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors may be treated by the Funds as liquid. If the Fund’s investment adviser, subadviser, or sub-subadviser, as applicable, determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Options

(All Funds except RS Small Cap Core Equity Fund and RS Cash Management Fund) The Funds may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts or, with respect to RS Large Cap Value Fund, RS International Growth Fund, RS Emerging Markets Fund, and RS High Yield Bond Fund, foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Funds may, but are not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies. However, if the investment adviser or subadviser, as applicable, misjudges the direction of the market for a security, a Fund could lose money by using options – more money than it would have lost by investing directly in the security.

Payment-in-kind Securities (“PIKs”)

(RS Investors Fund, RS Partners Fund, RS Value Fund, and RS High Yield Bond Fund) The Funds may purchase payment-in-kind securities. These are debt securities that make periodic interest payments in additional securities.

Portfolio Turnover Risk

(RS Core Equity Fund, RS S&P 500 Index Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Cash Management Fund) The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds’ annual operating expenses but do have the effect of reducing a Fund’s investment return. To the extent that a Fund’s shares are held by an asset allocation fund, reallocations of the asset allocation fund’s investments may cause the Fund to have to sell portfolio securities to honor redemption requests or invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Fund’s performance and increase transaction costs.

REITs

(RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, RS Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, and RS Asset Allocation Fund) The Funds may invest in real estate investment trusts (“REITs”). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

(All Funds) The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

(All Funds except RS Cash Management Fund) If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the adviser, subadviser, or sub-subadviser, as applicable, to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the adviser, subadviser, or sub-subadviser, as applicable, in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

(All Funds) The Funds may lend their portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the securities loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

When-issued or Delayed-delivery Transactions

(RS Small Cap Core Equity Fund, RS Asset Allocation Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Tax-Exempt Fund) A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Yankee Securities

(RS Asset Allocation Fund) A Fund may invest in so-called Yankee securities. These are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.

Zero-coupon Bonds

(RS Investors Fund, RS Partners Fund, RS Value Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Asset Allocation Fund) The Funds may invest in zero-coupon bonds. These bonds do not pay interest but instead are sold at a deep discount relative to their face value and interest becomes due only at maturity. Because zero-coupon securities do not pay interest, they fluctuate in value more than other interest-bearing securities. When interest rates rise, the values of zero-coupons fall more rapidly than securities paying interest on a current basis, because the zero-coupons are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.

Other

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective or regulatory and federal tax considerations.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets (95% in the case of RS S&P 500 Index Fund) in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of the Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets (95% in the case of RS S&P 500 Index Fund) and the amount, if any, of borrowings by the Fund for investment purposes.

Management of the Funds

RS Investment Management Co. LLC (“RS Investments”), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. GIS owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. With respect to Funds where a subadviser has been retained to provide advisory services to that Fund, the subadviser provides a continuing investment program for the Fund and makes investment decisions on their behalf, subject to the general oversight of RS Investments. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees’ fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

RS Investments or a Fund’s subadviser or sub-subadviser, as applicable, places all orders for purchases and sales of the Fund’s investments. In selecting broker-dealers, RS Investments or the subadviser or sub-subadviser, as applicable, may consider research and brokerage services furnished to it and its affiliates.

It is possible that RS Investments, a Fund’s subadviser, or sub-subadviser, or their affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than a Fund.

RS Investments or a Fund’s subadviser or sub-subadviser may manage other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds. For the advisory fee rate payable by the Funds to RS Investments, please see the management fees set forth under the foregoing “Annual Fund Operating Expenses” table for each Fund. A discussion regarding the bases for the Board of Trustees’ approval of the investment advisory agreements, subadvisory agreements and sub-subadvisory agreements for the Funds will be available in the Funds’ Annual Report to Shareholders for the fiscal year ending December 31, 2006.

Guardian Investor Services LLC (“GIS”) serves as investment subadviser for each of RS Asset Allocation Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund. GIS is responsible for the day-to-day investment management of the seven Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GIS) and negotiating commissions. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of each of the Funds’ shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”).

UBS Global Asset Management (Americas) Inc., (“UBS Global AM”) serves as investment subadviser for RS Large Cap Value Fund. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM) and negotiating commissions. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Guardian Baillie Gifford Limited (“GBG”) and Baillie Gifford Overseas Limited (“BG Overseas”) serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund. GBG is an investment management company based in Edinburgh, Scotland. BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing brokers and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the United Kingdom. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

Administrative Services

RS Investments provides administrative services to each of the Funds pursuant to the investment advisory agreement with the Funds. GIS provides subadministrative services to RS Large Cap Value Fund, the Core Equity Funds, the International Funds, the Fixed Income Funds, and RS Asset Allocation Fund.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. (“RSIM L.P.”), the investment adviser to the RS family of funds prior to GIS’s acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the “SEC”) and the Office of the New York State Attorney General (the “NYAG”). The settlement agreements relate to certain investors’ frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the “SEC Order”) instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC’s Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG’s Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

Portfolio Managers

Stephen J. Bishop

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Internet Age Fund® since February 2001 and of The Information Age Fund® since July 2001. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc., for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan

James L. Callinan (RS Investments) has managed RS Emerging Growth Fund since 1996. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam’s growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A. from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director of Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Thomas M. Cole

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception. Mr. Cole is the director of research for the Fund’s investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund’s portfolio. Mr. Cole is head of research – North American equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. Mr. Cole is also a Chartered Financial Analyst.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a senior director of Guardian Life since March 2001. Prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John’s University and an M.B.A. from Fordham University.

MacKenzie B. Davis

MacKenzie B. Davis (RS Investments) has been a co-portfolio manager of RS Global Natural Resources Fund since January 2005 and a co–portfolio manager of RS Investors Fund, RS Partners Fund, and RS Value Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

Thomas Digenan

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception. Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Funds. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, Mr. Digenan was a senior manager in the tax department at KPMG Peat Marwick. He earned a B.S. at Marquette University and an M.S.T. from DePaul University. Mr. Digenan is also a Chartered Financial Analyst.

Manind V. Govil

Manind V. Govil (RS Investments) has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, Mr. Govil was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India, and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. (GIS) has managed RS Tax-Exempt Fund since 1993 and RS Cash Management Fund since 1986.* Mr. Grant has been managing director of Guardian Life since 1999 and has managed Guardian Life’s tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Scott Hazen

Scott Hazen (UBS) been a member of the investment management team of RS Large Cap Value Fund since 2004. Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Funds. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. Mr. Hazen is also a Chartered Financial Analyst.

Edward H. Hocknell

Edward H. Hocknell (BG) has managed RS Emerging Markets Fund since 1997.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1987. He holds a B.A. from Oxford University.

Jonathan C. Jankus

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director of Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director of Guardian Life since January 2002. Mr. Johnson was second vice president, investment information systems at Guardian Life, from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York. He is also a Chartered Financial Analyst.

David J. Kelley

David J. Kelley (RS Investments) has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2002 as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

John Leonard

John Leonard (UBS) been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard serves as the head of the Fund’s investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund’s portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. Mr. Leonard is a Chartered Financial Analyst.

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund’s portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS Investments) has managed RS Partners Fund, RS Global Natural Resources Fund, and RS Investors Fund since their inceptions. Mr. Pilara has been responsible for the management of RS Value Fund since January 2001, and has been a member of that Fund’s management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary’s College.

John H. Seabern

John H. Seabern (RS Investments) is the portfolio manager of RS Diversified Growth Fund and has served on the Fund’s management team since its inception (and as co-portfolio manager from October 1997 until April 2005). Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hurst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Allison K. Thacker

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Internet Age Fund® and The Information Age Fund® since April 2003. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

John L. Wallace

John L. Wallace (RS Investments) has managed RS MidCap Opportunities Fund since its inception and RS Growth Fund since July 2001. Mr. Wallace was also co-portfolio manager of RS Diversified Growth Fund from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Ho Wang

Ho Wang (GIS) has managed RS High Yield Bond Fund since April 2006.* Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John’s University.

Joseph A. Wolf

Joseph A. Wolf (RS Investments) has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for University, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

William J. Wolfenden III

William J. Wolfenden III (RS Investments) has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking for Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Matthew P. Ziehl

Matthew P. Ziehl (RS Investments) has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS’s acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

* Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund’s Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further

information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Funds. For information about how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus

Types of Shares Available

Class A, Class B, Class C, and Class K shares are offered in this Prospectus. For each class, expenses and sales charges vary. Not all Funds offer all classes of shares.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales charge) and expenses that are deducted from fund assets.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A, Class B, or Class C shares of a Fund. At purchase it is called an initial sales charge; at sale, a deferred sales charge. These charges provide compensation to Guardian Investor Services LLC, the Fund’s principal underwriter (“GIS”), in connection with the sale of the Fund’s shares to you. They do not cover any fee your broker or agent may charge you for helping you buy your Funds.

Expenses You Pay Through the Funds

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A, Class B, Class C, and Class K shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class B and Class C shares and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out of the Funds’ Class A, Class B, Class C, and Class K assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales charges. For example, the higher Rule 12b-1 fees for Class B, Class C, and Class K shares may cost you more over time than paying the initial sales charge for Class A shares. Because Class C and Class K shares, unlike Class B shares, do not convert to Class A shares, Class C and Class K shares may cost you more over time than Class B shares. All shareholders of Class A, Class B, Class C, and Class K shares in the expense of Rule 12b-1 fees paid by the Fund; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

In addition to payments under the Plan, certain of the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will, first, be paid to GIS and RS Investments on a pari passu basis, and then to RS Investments.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is paid at an annual rate ranging from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Funds. In some cases, the compensation may be paid at higher annual rates of up to 0.45% of an intermediary’s clients’ assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Choosing a Share Class

You can choose from up to four share classes when you purchase a Fund: Class A, Class B, Class C, or Class K, although Class K shares are available only to certain institutional investors or qualified retirement plans, such as 401(k) plans. Not all Funds offer all classes of shares.

The different share classes have different expense structures. You should choose the cost structure that best meets your needs. Some factors to consider are: the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the initial sales charge is deducted from the amount you invest, unless you qualify for an initial sales charge waiver (which could make you subject to a contingent deferred sales charge (CDSC) in some cases). This means that less money will be invested in the Fund immediately. Class B and Class C shares do not have initial sales charges, but you may pay a contingent deferred sales charge (CDSC) if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. You should also bear in mind that Class B shares automatically convert to Class A shares after approximately eight years. Class C and Class K shares do not convert to another class.

The chart on the next page summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund’s expenses in each Fund’s summary in this Prospectus. You should also consider the effects of any available sales charge waivers.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, in its discretion.

RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

Class A Shares

All of the Funds offer Class A shares. When you buy Class A shares, you pay an initial sales charge at the time of your investment which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are also subject to a 12b-1 fee. The 12b-1 fee associated with Class A shares is lower than the 12b-1 fees associated with Class B, Class C, or Class K shares. You may qualify for a reduction of the initial sales charge based on the amount you invest, or you may be eligible to have the initial sales charge waived under certain circumstances. Please see the tables on the following pages for details.

There is no initial sales charge on Class A shares of RS Cash Management Fund.

	Minimum Initial/		Maximum	Maximum			Annual
	Subsequent		Purchase	Initial	Maximum		12b-1
	Purchase Amount		Amount	Sales Charge	CDSC(3)		Fee
Class A Shares	$5,000/$100	(1)	None	4.752%	None	(4)	0.25%
Class B Shares	$5,000/$100	(1)	$100,000	None	3.00%, declining to zero over 6 years	(5)	1.00%

Class C Shares	$5,000/$100	(1)	$1,000,000	None	1.00%, if shares are redeemed within 1 year of purchase		1.00%

Class K Shares	$1,000/None		None	None	None		0.65%

(1) A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount applies for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for Payroll Deduction Accounts.

(2) As discussed below, initial sales charges with respect to sales of Class A shares may be waived in certain circumstances.

(3) The CDSC is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales charge.

(4) A CDSC of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the CDSC, such as the return of excess contributions, loans and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information for details.

(5) Class B shares automatically convert to Class A shares after approximately 8 years.

For all Funds except RS S&P 500 Index Fund and Fixed Income Funds:

				Concession to
Amount of	Sales Charge as a % of	Sales Charge as a % of	Commission as a % of	Dealers as a %
Purchase Payment	Offering Price	Net Amount Invested	Offering Price	of Offering Price[2]
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more(1)	None	None	None	None

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales charge (CDSC) of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) GIS or its affiliates may pay special compensation from time to time.

For S&P 500 Index Fund

				Concession to
Amount of	Sales Charge as a % of	Sales Charge as a % of	Commission as a % of	Dealers as a %
Purchase Payment	Offering Price	Net Amount Invested	Offering Price	of Offering Price[2]
Less than $50,000	3.00%	3.09%	2.75%	2.75%
$50,000 to $99,999	2.75%	2.83%	2.50%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.25%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%	1.75%
$500,000 to $749,999	1.75%	1.78%	1.50%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.25%	1.25%
$1,000,000 or more(1)	None	None	None	None

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a CDSC of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) GIS or its affiliates may pay special compensation from time to time.

For RS Investment Quality Bond Fund, RS High Yield Bond Fund, and RS Tax-Exempt Fund:

				Concession to
Amount of	Sales Charge as a % of	Sales Charge as a % of	Commission as a % of	Dealers as a %
Purchase Payment	Offering Price	Net Amount Invested	Offering Price	of Offering Price[2]
Less than $100,000	3.75%	3.90%	3.25%	3.25%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more(1)	None	None	None	None

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a “CDSC” of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) GIS or its affiliates may pay special compensation from time to time.

For RS Low Duration Bond Fund

				Concession to
Amount of	Sales Charge as a % of	Sales Charge as a % of	Commission as a % of	Dealers as a %
Purchase Payment	Offering Price	Net Amount Invested	Offering Price	of Offering Price(2)
Less than $100,000	2.25%	2.30%	2.00%	2.00%
$100,000 to $499,999	2.00%	2.04%	1.75%	1.75%
$500,000 to $749,999	1.75%	1.78%	1.50%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.25%	1.25%
$1,000,000 or more(1)	None	None	None	None

(1) If you purchase $1 million worth of shares or more, you will pay no initial sales charge. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a CDSC of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information.

(2) GIS or its affiliates may pay special compensation from time to time.

Class A share purchases are available without initial or contingent deferred sales charges to:

•    certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•    existing shareholders of any of RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund on or prior to October 6, 2006 who may make future purchases without initial or contingent deferred sales charges through the accounts in which these shares are currently held;

•    RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts.

•    present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life or their subsidiaries;

•    directors, trustees, or officers of any open-end investment management company within the RS Investments fund complex;

•    trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named above;

•    present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•    spouses, parents, siblings, children, and grandchildren of the individuals named above;

•    qualified retirement plans that invest $3 million in plan assets;

•    direct rollovers into a RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•    any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; and

•    RS Asset Allocation Fund, when it makes purchases of other Funds.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales charge. However, a contingent deferred sales charge will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

You may also qualify for a reduced initial sales charge through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales charge discounts is also available free of charge on the Fund’s Web site, www.RSinvestments.com.

Rights of Accumulation

To reduce your initial sales charge, you can combine Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales charge. Specifically, initial sales charges are paid on Class A shares of each Fund (except RS Cash Management Fund), and Class B and Class C shares are subject to a contingent deferred sales charge, so these shares may be included unless the sales charges have been waived. RS Cash Management Fund purchases, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us or Boston Financial Data Services, the Fund’s transfer agent (“BFDS”), that your purchase will qualify for a reduction in the initial sales charge and provide the names and account numbers of the family members whose holdings are to be included.

Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales charge on each intended purchase of Class A shares of a Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales charge for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales charge, such as RS Cash Management Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

If you complete a letter of intent within 90 days of a prior purchase of one of the Funds (other than RS Cash Management Fund), that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any initial sales charge you paid in connection with the prior purchase, based on the current NAV.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales charges if the intended purchases are not made and the shareholder fails to pay the additional initial sales charge within 20 days after BFDS requests payment.

Class B Shares

RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Cash Management Fund, and RS Asset Allocation Fund offer Class B shares. The sales charge on Class B shares is deferred until you sell your shares, and it decreases with length of ownership, until it declines to zero after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. For long-term investors, the maximum recommended purchase amount for Class B shares is $100,000. Because the initial sales charge for Class A shares decreases as the purchase amount increases, and because of the higher expenses attributable to Class B shares, it is generally more cost effective for you to buy Class A shares if you are making a purchase for more than $100,000 and intend to hold your shares for one year or longer.

Shareholder Fees

(paid directly from your investment)

You’ll Pay a Deferred Sales
Charge Calculated as a % of
If You Sell Your Shares	the Purchase or Sale Price,
During:	Whichever is Less, Of:
The first year	3.00%
The second year	3.00%
The third year	2.00%
The fourth year	2.00%
The fifth year	1.00%
The sixth year	1.00%
After the sixth year	None

Class B shares are also subject to a 12b-1 fee (1.00%) which is greater than the 12b-1 fee associated with Class A shares (0.25%), and you could pay more in 12b-1 fees over time than the initial sales charges you would have paid if you purchased Class A shares.

Class C Shares

RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Ex-empt Fund, RS Cash Management Fund, and RS Asset Allocation Fund offer Class C shares. The sales charge on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales charge is 1.00% of the purchase or sale price of the shares, whichever is less.

Like Class B shares, Class C shares are subject to a 12b-1 fee (1.00%) which is greater than the 12b-1 fee associated with Class A shares (0.25%). Unlike Class B shares, Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales charge is not applicable, you could pay more in 12b-1 fees over time than the initial or contingent deferred sales charges you would have paid if you had purchased Class A or Class B shares.

Class K Shares

All of the Funds except the RS Tax-Exempt Fund offer Class K shares. Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP or SARSEP plan). An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

Like Class C shares, Class K shares are subject to a 12b-1 fee (0.65%) which is greater than the 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in 12b-1 fees over time than the initial or contingent deferred sales charges you would have paid if you had purchased Class A shares.

Information About Contingent Deferred Sales Charges

When you place an order to sell Class B or Class C shares (and, in some instances, Class A shares), any contingent deferred sales charge will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales charge. The contingent deferred sales charge is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales charge.

When you sell Class B or Class C shares, the contingent deferred sales charge is calculated as if shares not subject to a sales charge are sold first. This means that the sales charge will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales charge. You would next sell the shares you have owned the longest because they are subject to the lowest sales charge. For tax purposes, the amount of any contingent deferred sales charge will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales charge will be waived if you are exchanging your Class B or Class C shares for shares of the same class of another Fund within the Trust or if you are exchanging Class B or Class C shares of a Fund that you received in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the Trust for Class A shares of an RS Fund that does not offer Class B or Class C shares at the time of the exchange. The charge is also waived for a total or partial redemption within a year of the death of the shareholder.

How Shares Are Priced

The following information regarding how shares are priced is applicable to RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund.

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE each day the NYSE is open. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded, or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures approved by the Trustees. If a Fund’s assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund’s NAV is calculated based upon the NAVs of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

The Funds will not price their shares on days when the NYSE is closed.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Flucttuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund’s shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. government securities) are determined based on market quotations collected earlier in the day. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on days when the NYSE is open, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

The following information regarding how shares are priced is applicable to RS Core Equity Fund, RS Large Cap Value Fund, RS Small Cap Core Equity Fund, RS Asset Allocation Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund.

The NAV for each Fund is determined each day the NYSE is open, as of 4:00 p.m. eastern time or the close of regular trading on the NYSE, whichever is earlier. Each Fund’s NAV consists of its total assets, less liabilities (including daily expenses), divided by the total number of shares outstanding. Each Fund values its assets at current market prices when market prices are readily available. All investments made by the RS International Growth Fund and RS Emerging Markets Fund, as well as investments by other Funds in foreign securities, are valued daily in U.S. dollars based on current exchange rates. Securities that are primarily listed on foreign stock exchanges may trade on days when the Funds do not price their shares. Accordingly, the NAV of Funds investing in such securities may change on days when you cannot purchase or sell shares.

If market prices for a Fund’s securities holdings are not readily available, assets are valued at “fair value” as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees. In addition, market prices for foreign securities usually are not determined at the same time of day as the NAVs for the Funds that hold these securities. Securities that trade on foreign exchanges present time zone arbitrage opportunities when events affecting the value of a portfolio security occur after the close of the foreign market but before the close of the U.S. market. If “significant events” materially affecting the value of a Fund’s securities, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the securities may be valued at fair value.

The Funds’ fair value pricing procedures, among other things, require the Funds to apply a fair value to any foreign equity securities held by them when there has been a movement in the U.S. market that exceeds a specified threshold. This specified threshold may change from time to time. A third-party service provider has been retained to assist in determining the fair value of those securities. The service provider has developed factors used to estimate fair values by analyzing statistical data based on historical performance of securities, markets, and other data. Because fair value pricing often involves consideration of subjective factors, when fair value pricing is used the value of a portfolio security as determined by the Fund may be different from the price quoted or published for the same security. Estimates of fair values used by the Funds may differ from the values realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund. As a means of evaluating its fair value process, the Funds compare the closing market prices and the adjusted prices of fair valued securities with the next day’s opening prices for those securities in the same markets. Fair valuation of a Fund’s foreign portfolio securities can reduce time zone arbitrage opportunities, but there is no guarantee that the Fund’s fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders.

Fair value pricing may also be used for high-yield and municipal bonds when their prices become stale due to a lack of trading activity or are determined for other reasons not to accurately reflect their fair values. To seek to maintain a NAV of $1.00 per share, RS Cash Management Fund has chosen to value its portfolio on the basis of amortized cost in accordance with Rule 2a-7 under the 1940 Act. The Rule requires that the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less and that it must invest only in securities that are considered to present minimal risk. Eligible securities are those ranked within the two highest rating categories by nationally recognized statistical rating organizations or unrated securities deemed to be of comparable quality by RS Investments or GIS, the Fund’s subadviser. Short-term securities held by other Funds that mature in 60 days or less are also valued using the amortized cost method, unless the Board of Trustees determines that this does not represent fair value.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to “Frequent Purchases and Redemptions” on page 128 for more information.

To buy shares of a Fund, you will need:

•    payment for the purchase where applicable

•    instructions for your investment

•    a properly completed Trust application.

Your first purchase must be made through registered representatives of broker-dealer firms who are authorized to sell our Funds or other institutions who are authorized to sell our Funds.

A registered representative is an employee of a broker-dealer who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a “processing” or “service” fee) for purchases or sales of Fund shares. This fee is in addition to the sales charge and other charges imposed by a Fund, as described in this Prospectus.

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (1-800-766-FUND).

You may make your investments by mail, online, by wire transfer, or by telephone as described below.

•    By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Money orders or third-party checks endorsed to us will not be accepted. Certain bank checks will be accepted. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a Fund’s shares. A fee may be charged for bounced checks, stop payment orders and similar items.

•    Online If you are already an RS Investments customer, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price first set after funds are received (normally within two business days of the order).

•    By Wire You can make a purchase by wire through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following address:

State Street Bank and Trust Company

ABA Routing Number 0110-000-28

Boston, MA 02101

Attention: RS Investments A/C 9904-713-6

Name of your Fund:

Account of: [your name]

Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

•    By Telephone You or your registered representative can place an order with us by phone by calling 1-800-766-FUND between 9:00 a.m. and 4:00 p.m. eastern time on any business day. In order for you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a phone order will be the public offering price first set after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

Other Information About Purchasing Shares

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the Fund from making additional investments in the Fund. Contact RS Investments for more information. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members and to Trustees of the Trust and their family members. The Trust or RS Investments may in their discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time and may waive or eliminate any limitation at any time without notice. All purchases of a Fund’s shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the NAV next determined after the purchase is accepted. (See “How Shares Are Priced” on page 121.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day’s close of regular trading may be effected nevertheless at the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

All purchases must be made in U.S. dollars, and checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier’s checks, bank drafts, and travelers’ checks) will not be accepted as payment for purchases. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without limitation, whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See “Frequent Purchases and Redemptions” on page 128.

The Funds, RS Investments, or GIS, the Funds’ distributor, may in their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund’s shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund’s investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order. If you are selling Class A, Class B, or Class C shares, any contingent deferred sales charge will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. You can write checks against Class A shares of RS Cash Management Fund. Those shares that are held in certificate form or qualified plan accounts may be sold only by written request.

Normally, we will send payment within three business days from when we receive your request to sell, and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days, as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of a Fund’s securities is impractical, or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder, up to the lesser of $250,000 and 1% of the value of a Fund’s net assets at the beginning of the period. Should redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open by following one of the procedures explained below.

•    By Mail If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:

Boston Financial Data Services

[name of your RS Fund]

P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express  mail, use this address:

Boston Financial Data Services

[name of your RS Fund]

330 West 9th Street, First Floor

Kansas City, MO 64105-1514

For SIMPLE IRAs where State Street Bank and Trust Company is custodian:

Regular U.S. mail:

Guardian Investor Services LLC-SIMPLE IRA
Administration
c/o Defined Contribution Services

P.O. Box 8397
Boston, MA 02266

For qualified retirement plans administered by State Street Bank and Trust Company:

Regular U.S. mail:

Guardian Investor Services LLC-401(k)
Administration
c/o Defined Contribution Services

P.O. Box 8396
Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, via certified, registered or overnight mail:

Guardian Investor Services LLC

c/o BFDS-Defined Contribution Services

500 Victory Road

Quincy, MA 02171

For qualified plans administered by ExpertPlan, Inc.:

Regular U.S. mail:

MCB Trust Services
Attn: TPA #000111

P.O. Box 46546
Denver, CO 80201

Certified registered or overnight mail:

MCB Trust Services
Attn: TPA #000111
700 17th Street
Suite 300
Denver, CO 80202

Under certain circumstances, your written request must be accompanied by a signature guarantee, in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, partnership, agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, or you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

• By Telephone To redeem shares you may call  1-800-766-FUND [3863] between 9:00 a.m. and 4:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 1-866-468-4015. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

   You will automatically be authorized to sell shares by telephone, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us, unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if a loss occurs.

We have the right to change or withdraw the telephone selling privilege at any time upon seven days’ notice to shareholders.

•    Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may use www. guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www. expertplan.com/gis401k.jsp. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•    By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

•    Using RS Cash Management Fund Checks If you hold Class A shares in RS Cash Management Fund, you can redeem your Class A shares by writing checks against your RS Cash Management Fund account. We redeem shares to cover the amount of your check on the day the check is presented for payment. You will continue to receive dividends on those shares until that time. We do not charge a fee for check-writing.

We will not honor checks that exceed the balance in your RS Cash Management Fund account, and will return them marked “insufficient funds.” Checks are subject to a minimum of $250 per check. Because the value of your shares may fluctuate and interest may accrue daily we advise against attempting to close out an account by writing a check. If your shares are part of a qualified retirement plan account or an IRA, you will not have check-writing privileges. We have the right to withdraw or charge for check-writing privileges at any time.

•    Autosell The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 1-800-766-FUND and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear on BFDS’s records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

Reinstatement Privilege

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B or Class C shares will receive pro rata credit for any contingent deferred sales charge paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

Exchanges

Shares of any class of a Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. See “Other Information About Purchasing Shares” on page 124 for information about exchanges into RS Partners Fund. Exchanges of shares will be made at their relative NAV. You will not have to pay an initial sales charge, except when Class A shares of RS Cash Management Fund are exchanged for Class A shares of other Funds in the Trust. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund. This privilege is not available to anyone who owns RS Core Equity Fund shares through a Value Guard variable annuity contract. Shareholders who received Class B or Class C shares of a Fund in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the Trust may exchange such Class B or Class C shares for Class A shares of an RS Fund that does not offer Class B or Class C shares, as applicable, until such time the RS Fund offers Class B or Class C shares, as applicable. Shareholders will not be required to pay any initial or deferred sales charges in connection with exchanges made pursuant to the prior sentence or later sales of Class A shares received pursuant to such exchanges.

Should you sell your shares at any point after an exchange, any contingent deferred sales charge will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100 and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short-term trading described in “Frequent Purchases and Redemptions” below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days’ prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt a Fund’s performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent the Trust believes that such trading is harmful to the Funds’ shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a “zero-tolerance” policy with respect to identified market-timing activity in the Funds. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, in its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less (other than shares of RS Cash Management Fund), or other persons that RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, in RS Investments’ or the Trust’s sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds’ automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent- trading restrictions.

The ability of RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of a Fund’s underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account.  There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employ fair valuation procedures intended to reduce that risk.

In addition to monitoring trading activity, certain Funds (currently, RS International Growth Fund, RS Emerging Markets Fund, and RS High Yield Bond Fund) impose a redemption fee of 2.00% of the proceeds if you redeem shares within 60 days of purchase. The redemption fee is paid back to the Fund, and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. The redemption fee will be charged on shares sold before the end of the 60-day holding period. Currently, our ability to enforce the redemption fee with respect to omnibus accounts is limited.

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 1-800-766-FUND. These plans are not available to anyone who owns RS Core Equity Fund shares through a Value Guard variable annuity contract. We reserve the right to modify, end or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

•    Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds you wish to contribute to. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period. In order to participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•    Automatic Withdrawal Plan If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

You can use the automatic withdrawal plan in conjunction with the Guard-O-Matic Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a predesignated bank account. (The receiving bank must be a member of the Automated Clearing House.) Only Class A shares of RS Core Equity Fund and RS Cash Management Fund may be used for Guard-O-Matic.

If you are making an automatic withdrawal of proceeds of Class B or Class C shares, no contingent deferred sales charge will be imposed, as long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales charges. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

•    Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must have a minimum balance of $2,000 in both the originating and receiving Funds, or (2) you must have a minimum balance of $5,000 in the originating Fund. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Dividends and Distributions

The following Funds distribute substantially all net investment income to shareholders twice a year:

•    RS Core Equity Fund

•    RS Large Cap Value Fund

•    RS Small Cap Core Equity Fund

•    RS Asset Allocation Fund

•    RS S&P 500 Index Fund

•    RS International Growth Fund

•    RS Emerging Markets Fund

The following Funds declare dividends daily and distribute substantially all net investment income to shareholders once a month:

•    RS Investment Quality Bond Fund

•    RS Low Duration Bond Fund

•    RS High Yield Bond Fund

•    RS Tax-Exempt Fund

•    RS Cash Management Fund

each other Fund distributes substantially all net investment income to shareholders at least once a year. In addition, each Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund) except RS Cash Management Fund, which distributes its short-term gains monthly, and is not expected to realize long-term capital gains.

You may choose either of the following distribution options:

•    reinvest your distributions in additional shares of your Fund; or

•    receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days’ prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (RS Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis with respect to 2005.)

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money), tax-exempt investors, and exempt-interest distributions from RS Tax-Exempt Fund) For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from “qualified dividend income” (“QDI”) will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2010. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends paid by RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund are not expected to be eligible for the corporate dividends received deduction. Dividends paid by RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund and RS Cash Management Fund are not expected to be QDI. Dividends from the other Funds will be QDI to the extent, if any, they are attributable to QDI received by the Fund.

Distributions from RS Tax-Exempt Fund

RS Tax-Exempt Fund expects to be eligible to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes, whether received in the form of cash or additional shares. However, dividends from the Fund may not be entirely tax-exempt. Distributions of market discount and short-term capital gains, as well as dividends from taxable interest, will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the Fund may be subject to state and local taxes.

Your annual statements will provide you with information about the exempt-interest dividends you receive. You must disclose this information on your federal tax return. The statement also will report the amount that relates to private activity bonds which could be subject to the AMT. Note that all exempt-interest dividends paid to a corporate shareholder subject to the corporate

AMT will be included in adjusted current earnings for purposes of the adjustment to the corporate AMT. If you are or will be subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the RS Tax-Exempt Fund. We also recommend that corporations consult their tax advisers about the implications of holding these shares.

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of RS Tax-Exempt Fund generally will not be deductible for federal income tax purposes. If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount. To the extent not disallowed, such loss will be long-term capital loss to the extent of any capital gain dividends received with respect to the shares sold or exchanged.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares (including an exchange for shares of another Fund) in the Funds will also generally be subject to federal income tax as capital gains.

Foreign Investments

A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities and foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on “Quarterly Holdings” and “Statistical Summary by Fund” on RS Investments’ Web site, the following information is generally available to you:

Approximate Date of
Information	Posting to Web Site
Each Fund’s top 10 securities holdings and other portfolio statistics as of each quarter’s end	15 days after quarter-end

Each Fund’s holdings as of each quarter’s end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Financial Highlights

The “Financial Highlights” tables below are intended to help you understand each Fund’s financial performance for the past five fiscal years or, if shorter, the period of a Fund’s operations. Certain information reﬂects financial results for a single Fund share. “Total Return” in the table represents the rate at which an investor would have made or lost money in an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund have been audited by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (excluding the information for the six months ended 6/30/06), whose report, along with the Fund’s financial statements, is included in the annual report, which is available on request, or online at www.RSinvestments.com.

The financial highlights for each of the RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Cash Management Fund, and RS Asset Allocation Fund are based on the financial information of its respective Predecessor Fund. The table has been derived from financial information audited by the Predecessor Fund’s independent registered public accounting firm (excluding the information for the six months ended 6/30/06), whose report, along with the Predecessor Fund’s financial statements, are included in the Predecessor Fund’s annual report, which is available on request.

RS Funds Financial Highlights

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Diversified Growth Fund Class A:
Six months ended 6/30/2006†	$22.33	$(0.19)	$0.30	$0.11	—	—	—
Year ended 12/31/2005	22.69	(0.47)	0.11	(0.36)	—	—	—
Year ended 12/31/2004	22.36	(0.29)	0.62	0.33	—	—	—
Year ended 12/31/2003	14.16	(0.14)	8.34	8.20	—	—	—
Year ended 12/31/2002	23.26	(0.19)	(8.91)	(9.10)	—	—	—
Year ended 12/31/2001	22.83	(0.18)	0.61	0.43	—	—	—
RS Emerging Growth Fund Class A:
Six months ended 6/30/2006†	32.58	(0.23)	1.22	0.99	—	—	—
Year ended 12/31/2005	32.36	(0.50)	0.72	0.22	—	—	—
Year ended 12/31/2004	28.10	(0.50)	4.76	4.26	—	—	—
Year ended 12/31/2003	19.15	(0.35)	9.30	8.95	—	—	—
Year ended 12/31/2002	32.00	(0.34)	(12.51)	(12.85)	—	—	—
Year ended 12/31/2001	44.02	(0.29)	(11.73)	(12.02)	—	—	—
RS Growth Fund Class A:
Six months ended 6/30/2006†	15.85	(0.01)	0.13	0.12	—	—	—
Year ended 12/31/2005	16.66	(0.03)	1.92	1.89	—	$(2.70)	$(2.70)
Year ended 12/31/2004	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)
Year ended 12/31/2003	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)
Year ended 12/31/2002	17.07	(0.15)	(4.55)	(4.70)	—	—	—
Year ended 12/31/2001	24.62	(0.21)	(4.80)	(5.01)	—	(2.54)	(2.54)

											Gross
						Net Ratio of		Gross Ratio of	Net Ratio of Net		Ratio of Net
		Net Asset			Net Assets,	Expenses to		Expenses to	Income/(Loss)		Income/(Loss)	Portfolio
	Redemption	Value, End of			End of Period	Average Net		Average Net	to Average Net		to Average Net	Turnover
	Fees	Period	Total Return*		(Thousands)	Assets		Assets	Assets		Assets	Rate
RS Diversified Growth Fund Class A:
Six months ended 6/30/2006†	—	$22.44	0.76	%(a)	$293,846	1.66	%(b)	1.67%	(1.43	%(b)	(1.44)%	102%
Year ended 12/31/2005	—	22.33	(1.59)		385,878	1.63		1.64	(1.25)		(1.26)	184
Year ended 12/31/2004	—	22.69	1.48		953,811	1.58		1.62	(1.23)		(1.27)	230
Year ended 12/31/2003	—	22.36	57.91		1,089,598	1.48		1.63	(0.92)		(1.07)	305
Year ended 12/31/2002	—	14.16	(39.12)		580,814	1.50		1.69	(1.11)		(1.30)	223
Year ended 12/31/2001	—	23.26	1.88		853,309	1.52		1.71	(1.03)		(1.22)	255
RS Emerging Growth Fund Class A:
Six months ended 6/30/2006†	—	33.57	3.04	(a)	808,266	1.51	(b)	1.52	(1.24	)(b)	(1.25)	74
Year ended 12/31/2005	—	32.58	0.68		930,296	1.54		1.54	(1.32)		(1.32)	95
Year ended 12/31/2004	—	32.36	15.16		1,399,778	1.59		1.61	(1.47)		(1.49)	156
Year ended 12/31/2003	—	28.10	46.74		1,613,299	1.49		1.61	(1.39)		(1.51)	190
Year ended 12/31/2002	—	19.15	(40.16)		1,307,744	1.53		1.68	(1.35)		(1.50)	166
Year ended 12/31/2001	—	32.00	(27.31)		2,473,783	1.37		1.59	(0.79)		(1.01)	148
RS Growth Fund Class A:
Six months ended 6/30/2006†	—	15.97	0.49	(a)	197,773	1.35	(b)	1.36	(0.11	(b))	(0.12)	97
Year ended 12/31/2005	—	15.85	11.32		206,737	1.37		1.37	(0.19)		(0.19)	159
Year ended 12/31/2004	—	16.66	11.95		217,505	1.49		1.69	(0.55)		(0.75)	163
Year ended 12/31/2003	—	17.32	44.24		223,726	1.58		1.65	(0.81)		(0.88)	262
Year ended 12/31/2002	—	12.37	(27.53)		170,431	1.62		1.67	(0.87)		(0.92)	346
Year ended 12/31/2001	—	17.07	(20.43)		297,613	1.60		1.61	(0.96)		(0.97)	172

† Unaudited.

*   Excludes the effect of sales load.

(a) Not annualized.

(b) Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
The Information Age Fund® Class A:
Six months ended 6/30/2006†	$16.35	$(0.12)	$(0.61)	$(0.73)	—	—	—
Year ended 12/31/2005	16.02	(0.27)	0.60	0.33	—	—	—
Year ended 12/31/2004	14.93	(0.30)	1.39	1.09	—	—	—
Year ended 12/31/2003	7.55	(0.14)	7.52	7.38	—	—	—
Year ended 12/31/2002	14.53	(0.18)	(6.80)	(6.98)	—	—	—
Year ended 12/31/2001	19.01	(0.14)	(4.05)	(4.19)	—	$(0.29)	$(0.29)
RS Internet Age Fund® Class A:
Six months ended 6/30/2006†	7.76	(0.06)	(0.59)	(0.65)	—	—	—
Year ended 12/31/2005	7.19	(0.12)	0.69	0.57	—	—	—
Year ended 12/31/2004	6.58	(0.13)	0.74	0.61	—	—	—
Year ended 12/31/2003	3.27	(0.07)	3.38	3.31	—	—	—
Year ended 12/31/2002	5.76	(0.08)	(2.41)	(2.49)	—	—	—
Year ended 12/31/2001	6.53	(0.05)	(0.72)	(0.77)	—	—	—
RS MidCap Opportunities Fund Class A:
Six months ended 6/30/2006†	13.34	(0.05)	0.70	0.65	—	—	—
Year ended 12/31/2005	12.18	(0.09)	1.25	1.16	—	—	—
Year ended 12/31/2004	10.84	(0.08)	1.42	1.34	—	—	—
Year ended 12/31/2003	7.30	(0.06)	3.60	3.54	—	—	—
Year ended 12/31/2002	9.92	(0.06)	(2.56)	(2.62)	—	—	—
Year ended 12/31/2001	11.65	0.10	(1.73)	(1.63)	$(0.10)	—	(0.10)
RS Smaller Company Growth Fund Class A:
Six months ended 6/30/2006†	21.11	(0.10)	0.31	0.21	—	—	—
Year ended 12/31/2005	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)
Year ended 12/31/2004	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)
Year ended 12/31/2003	12.79	(0.23)	8.02	7.79	—	—	—
Year ended 12/31/2002	21.78	(0.20)	(8.30)	(8.50)	—	(0.49)	(0.49)
Year ended 12/31/2001	20.69	(0.21)	1.90	1.69	—	(0.60)	(0.60)
RS Global Natural Resources Fund Class A:
Six months ended 6/30/2006†	32.65	0.11	3.33	3.44	—	—	—
Year ended 12/31/2005	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)
Year ended 12/31/2004	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)
Year ended 12/31/2003	13.53	(0.01)	5.71	5.70	—	—	—
Year ended 12/31/2002	11.56	(0.06)	2.03	1.97	—	—	—
Year ended 12/31/2001	11.49	(0.09)	0.16	0.07	—	—	—

† Unaudited.

											Gross
						Net Ratio of		Gross Ratio of	Net Ratio of Net		Ratio of Net
		Net Asset			Net Assets,	Expenses to		Expenses to	Income/(Loss)		Income/(Loss)	Portfolio
	Redemption	Value, End of			End of Period	Average Net		Average Net	to Average Net		to Average Net	Turnover
	Fees	Period	Total Return*		(Thousands)	Assets		Assets	Assets		Assets	Rate

The Information Age Fund® Class A:
Six months ended 6/30/2006†	—	$15.62	(4.46	)%(a)	$79,476	1.63	%(b)	1.63%	(1.35	)%(b)	(1.35)%	—
Year ended 12/31/2005	—	16.35	2.06		89,985	1.62		1.62	(1.54)		(1.54)	141%
Year ended 12/31/2004	—	16.02	7.30		132,451	1.62		1.64	(1.47)		(1.49)	143
Year ended 12/31/2003	—	14.93	97.75		241,956	1.57		1.67	(1.52)		(1.62)	194
Year ended 12/31/2002	—	7.55	(48.04)		50,354	1.74		1.80	(1.59)		(1.65)	219
Year ended 12/31/2001	—	14.53	(22.11)		125,099	1.67		1.70	(0.87)		(0.90)	318
RS Internet Age Fund® Class A:
Six months ended 6/30/2006†	—	7.11	(8.38	)(a)	69,219	1.67	(b)	1.68	(1.41	)(b)	(1.42)	65
Year ended 12/31/2005	—	7.76	7.93		85,206	1.69		1.69	(1.60)		(1.60)	129
Year ended 12/31/2004	—	7.19	9.27		106,367	1.70		1.72	(1.67)		(1.69)	139
Year ended 12/31/2003	—	6.58	101.22		125,968	1.82		1.95	(1.77)		(1.90)	208
Year ended 12/31/2002	—	3.27	(43.23)		35,059	2.08		2.31	(1.96)		(2.19)	203
Year ended 12/31/2001	—	5.76	(11.79)		69,069	1.85		2.16	(0.81)		(1.12)	315
RS MidCap Opportunities Fund Class A:
Six months ended 6/30/2006†	—	13.99	4.87	(a)	259,636	1.30	(b)	1.35	(0.71	)(b)	(0.76)	101
Year ended 12/31/2005	—	13.34	9.52		218,771	1.34		1.39	(0.82)		(0.82)	207
Year ended 12/31/2004	—	12.18	12.36		208,554	1.49		1.64	(0.88)		(1.03)	184
Year ended 12/31/2003	—	10.84	48.49		141,147	1.53		1.63	(0.76)		(0.86)	253
Year ended 12/31/2002	—	7.30	(26.41)		88,507	1.53		1.67	(0.60)		(0.74)	401
Year ended 12/31/2001	—	9.92	(14.01)		156,326	1.47		1.67	0.87		0.67	409
RS Smaller Company Growth Fund Class A:
Six months ended 6/30/2006†	—	21.32	0.99	(a)	299,126	1.50	(b)	1.52	(1.00	)(b)	(1.02)	70
Year ended 12/31/2005	—	21.11	6.74		242,129	1.55		1.56	(1.20)		(1.21)	122
Year ended 12/31/2004	—	22.57	15.38		213,767	1.59		1.60	(1.31)		(1.32)	163
Year ended 12/31/2003	—	20.58	60.91		200,147	1.73		1.83	(1.57)		(1.67)	220
Year ended 12/31/2002	—	12.79	(39.07)		109,341	1.81		1.95	(1.52)		(1.66)	128
Year ended 12/31/2001	—	21.78	8.31		116,490	1.66		1.97	(1.10)		(1.41)	167
RS Global Natural Resources Fund Class A:
Six months ended 6/30/2006†	—	36.09	10.54	(a)	2,038,218	1.49	(b)	1.51	0.43	(b)	0.41	42
Year ended 12/31/2005	—	32.65	42.23		1,715,182	1.49		1.56	0.95		0.88	62
Year ended 12/31/2004	—	24.72	34.43		628,512	1.50		1.59	(0.18)		(0.27)	97
Year ended 12/31/2003	—	19.23	42.13		142,476	1.69		1.76	(0.13)		(0.20)	117
Year ended 12/31/2002	—	13.53	17.04		38,763	1.77		1.86	(0.55)		(0.64)	159
Year ended 12/31/2001	—	11.56	0.61		21,777	1.86		1.97	(0.58)		(0.69)	167

*   Excludes the effect of sales load.

(a) Not annualized.

(b) Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Investors Fund Class A:
Six months ended 6/30/2006†	$10.44	$(0.01)	$0.19	$0.18	—	—	—
Year ended 12/31/2005	10.00	(0.01)	0.45	0.44	—	—	—
RS Partners Fund Class A:
Six months ended 6/30/2006†	33.01	0.07	1.57	1.64	—	—	—
Year ended 12/31/2005	34.77	—	4.17	4.17	—	$(5.93)	$(5.93)
Year ended 12/31/2004	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)
Year ended 12/31/2003	17.82	0.06	11.54	11.60	$(0.02)	(1.70)	(1.72)
Year ended 12/31/2002	17.67	(0.11)	0.33	0.22	—	(0.07)	(0.07)
Year ended 12/31/2001	15.72	0.04	2.57	2.61	—	(0.66)	(0.66)
RS Value Fund Class A:
Six months ended 6/30/2006†	24.55	0.01	1.00	1.01	—	—	—
Year ended 12/31/2005	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)
Year ended 12/31/2004	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)
Year ended 12/31/2003	10.26	0.04	6.73	0.14	—	—	—
Year ended 12/31/2002	10.12	(0.05)	0.19	(0.91)	—	—	—
Year ended 12/31/2001	11.03	(0.07)	(0.84)	—	—	—	—
RS Large Cap Value Fund Class A:
Six months ended 6/30/2006†	13.07	0.05	0.46	0.51	(0.05)	(0.23)	(0.28)
Year ended 12/31/2005	13.30	0.10	1.12	1.22	(0.11)	(1.34)	(1.45)
Year ended 12/31/2004	12.82	0.08	1.59	1.67	(0.07)	(1.12)	(1.19)
Period from 2/3/2003††† to 12/31/2003	10.00	0.08	3.06	3.14	(0.07)	(0.25)	(0.32)
RS Large Cap Value Fund Class B:
Six months ended 6/30/2006†	13.02	(0.00)††	0.47	0.47	—	(0.23)	(0.23)
Year ended 12/31/2005	13.24	(0.00)††	1.12	1.12	—	(1.34)	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.00 ††	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund Class C:
Six months ended 6/30/2006†	13.02	(0.00)††	0.47	0.47	—	(0.23)	(0.23)
Year ended 12/31/2005	13.24	(0.00)††	1.12	1.12	—	(1.34)	(1.34)
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)
Period from 2/3/2003††† to 12/31/2003	10.00	0.00 ††	3.06	3.06	(0.01)	(0.25)	(0.26)
RS Large Cap Value Fund Class K:
Six months ended 6/30/2006†	13.07	0.03	0.47	0.50	(0.04)	(0.23)	(0.27)
Year ended 12/31/2005	13.30	0.07	1.11	1.18	(0.07)	(1.34)	(1.41)
Year ended 12/31/2004	12.83	0.05	1.58	1.63	(0.04)	(1.12)	(1.16)
Period from 2/3/2003††† to 12/31/2003	10.00	0.05	3.07	3.12	(0.04)	(0.25)	(0.29)

†      Unaudited.

††    Rounds to less than $0.01.

†††  Commencement of operations.

												Gross
						Net Ratio of		Gross Ratio of		Net Ratio of Net		Ratio of Net
		Net Asset			Net Assets,	Expenses to		Expenses to		Income/(Loss)		Income/(Loss)		Portfolio
	Redemption	Value, End of			End of Period	Average Net		Average Net		to Average Net		to Average Net		Turnover
	Fees	Period	Total Return*		(Thousands)	Assets		Assets		Assets		Assets		Rate
RS Investors Fund Class A:
Six months ended 6/30/2006†	—	$10.62	1.72%		$62,458	1.59	%(b)	1.65%		(0.17	)%(b)	(0.23)%		53%
Year ended 12/31/2005	—	10.44	4.40	(a)	49,463	3.74	(b)	3.77		(1.66	)(b)	(1.69)		5
RS Partners Fund Class A:
Six months ended 6/30/2006†	—	34.65	4.97	(a)	2,423,543	1.49	(b)	1.50		0.38	(b)	0.37		32
Year ended 12/31/2005	—	33.01	11.94		2,164,407	1.48		1.52		—		(0.04)		77
Year ended 12/31/2004	—	34.77	31.81		2,044,457	1.49		1.64		(0.59)		(0.74)		108
Year ended 12/31/2003	—	27.70	65.63		852,615	1.54		1.60		0.27		0.21		97
Year ended 12/31/2002	—	17.82	1.23		113,467	1.88		1.97		(0.90)		(0.99)		166
Year ended 12/31/2001	—	17.67	16.72		71,567	1.88		2.04		(0.07)		(0.23)		198
RS Value Fund Class A:
Six months ended 6/30/2006†	—	25.56	4.11	(a)	1,714,585	1.36	(b)	1.37		0.09	(b)	0.08		36
Year ended 12/31/2005	—	24.55	11.67		1,596,317	1.39		1.39		(0.15)		(0.15)		83
Year ended 12/31/2004	—	21.99	29.31		628,586	1.49		1.63		(0.65)		(0.79)		147
Year ended 12/31/2003	—	17.03	65.98		373,791	1.54		1.69		0.54		0.39		129
Year ended 12/31/2002	—	10.26	1.38		57,916	1.67		1.74		(0.40)		(0.47)		125
Year ended 12/31/2001	—	10.12	(8.25)		66,934	2.22		2.26		(0.59)		(0.63)		131
RS Large Cap Value Fund Class A:
Six months ended 6/30/2006†	—	13.30	4.03	(a)	26,934	1.43	(b)	1.43	(b)	0.71	(b)	0.71	(b)	13
Year ended 12/31/2005	—	13.07	9.32		27,050	1.44		1.44		0.75		0.75		35
Year ended 12/31/2004	—	13.30	13.43		26,676	1.44		1.44		0.68		0.68		32
Period from 2/3/2003††† to 12/31/2003	—	12.82	31.48	(a)	21,705	1.59	(b)	1.59	(b)	0.78	(b)	0.78b		45
RS Large Cap Value Fund Class B:
Six months ended 6/30/2006†	—	13.26	3.69	(a)	21,992	2.19	(b)	2.19	(b)	(0.05	)(b)	(0.05	)(b)	13
Year ended 12/31/2005	—	13.02	8.54		22,643	2.19		2.19		0.01		0.01		35
Year ended 12/31/2004	—	13.24	12.52		24,646	2.19		2.19		(0.07)		(0.07)		32
Period from 2/3/2003††† to 12/31/2003	—	12.80	30.65	(a)	21,378	2.33	(b)	2.33	(b)	0.03	(b)	0.03	(b)	45
RS Large Cap Value Fund Class C:
Six months ended 6/30/2006†	—	13.26	3.69	(a)	20,513	2.19	(b)	2.19	(b)	(0.05	)(b)	(0.05	)(b)	13
Year ended 12/31/2005	—	13.02	8.54		21,005	2.19		2.19		0.01		0.01		35
Year ended 12/31/2004	—	13.24	12.52		23,507	2.19		2.19		(0.07)		(0.07)		32
Period from 2/3/2003††† to 12/31/2003	—	12.80	30.65	(a)	20,801	2.33	(b)	2.33	(b)	0.04	(b)	0.04	(b)	45
RS Large Cap Value Fund Class K:
Six months ended 6/30/2006†	—	13.30	3.92	(a)	23,281	1.71	(b)	1.71	(b)	0.43	(b)	0.43	(b)	13
Year ended 12/31/2005	—	13.07	9.02		22,901	1.71		1.71		0.49		0.49		35
Year ended 12/31/2004	—	13.30	13.05		24,342	1.70		1.70		0.42		0.42		32
Period from 2/3/2003††† to 12/31/2003	—	12.83	31.22	(a)	20,944	1.88	(b)	1.88	(b)	0.49	(b)	0.49	(b)	45

*      Excludes the effect of sales load.

(a)   Not annualized.

(b)   Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Core Equity Fund Class A:
Six months ended 6/30/2006†	$32.26	$0.16	$0.48	$0.64	$(0.31)	—	$(0.31)
Year ended 12/31/2005	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—	(0.08)
Year ended 12/31/2001	41.18	0.12	(9.06)	(8.94)	(0.03)	$(0.21)	(0.24)
RS Core Equity Fund Class B:
Six months ended 6/30/2006†	30.91	(0.82)	1.28	0.46	—	—	—
Year ended 12/31/2005	30.06	(0.59)	1.44	0.85	—	—	—
Year ended 12/31/2004	28.72	(0.20)	1.54	1.34	—	—	—
Year ended 12/31/2003	23.99	(0.16)	4.89	4.73	—	—	—
Year ended 12/31/2002	30.88	(0.20)	(6.69)	(6.89)	—	—	—
Year ended 12/31/2001	40.08	(0.23)	(8.76)	(8.99)	—	(0.21)	(0.21)
RS Core Equity Fund Class C:
Six months ended 6/30/2006†	30.42	0.02	0.42	0.44	—	—	—
Year ended 12/31/2005	29.62	(0.00)††	0.80	0.80	—	—	—
Year ended 12/31/2004	28.37	(0.09)	1.34	1.25	—	—	—
Year ended 12/31/2003	23.75	(0.16)	4.78	4.62	—	—	—
Year ended 12/31/2002	30.64	(0.19)	(6.70)	(6.89)	—	—	—
Year ended 12/31/2001	39.85	(0.25)	(8.75)	(9.00)	—	(0.21)	(0.21)
RS Core Equity Fund Class K:
Six months ended 6/30/2006†	32.03	0.08	0.52	0.60	(0.08)	—	(0.08)
Year ended 12/31/2005	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)
Year ended 12/31/2004	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)
Year ended 12/31/2003	24.96	0.11	5.02	5.13	(0.09)	—	(0.09)
Year ended 12/31/2002	31.93	0.05	(7.02)	(6.97)	—	—	—
Period from 5/15/2001††† to 12/31/2001	35.55	0.00 ††	(3.41)	(3.41)	—	(0.21)	(0.21)

†      Unaudited.

††    Rounds to less than $0.01.

†††  Commencement of operations.

												Gross
						Net Ratio of		Gross Ratio of		Net Ratio of Net		Ratio of Net
		Net Asset			Net Assets,	Expenses to		Expenses to		Income/(Loss)		Income/(Loss)		Portfolio
	Redemption	Value, End of			End of Period	Average Net		Average Net		to Average Net		to Average Net		Turnover
	Fees	Period	Total Return*		(Thousands)	Assets		Assets		Assets		Assets		Rate
RS Core Equity Fund Class A:
Six months ended 6/30/2006†	—	$32.59	2.02	%(a)	$747,057	0.91	%(b)	0.91	%(b)	0.79	%(b)	0.79	%(b)	40%
Year ended 12/31/2005	—	32.26	3.90		796,034	0.91		0.91		1.32		1.32		101
Year ended 12/31/2004	—	31.37	5.64		980,872	0.88		0.88		0.95		0.95		75
Year ended 12/31/2003	—	30.08	20.95		1,133,468	0.89		0.89		0.72		0.72		74
Year ended 12/31/2002	—	25.03	(21.56)		1,120,351	0.87		0.87		0.51		0.51		60
Year ended 12/31/2001	—	32.00	(21.75)		1,779,818	0.83		0.83		0.31		0.31		143
RS Core Equity Fund Class B:
Six months ended 6/30/2006†	—	31.37	1.49	(a)	45,422	2.04	(b)	2.04	(b)	(0.35	)(b)	(0.35	)(b)	40
Year ended 12/31/2005	—	30.91	2.83		69,159	1.92		1.92		0.34		0.34		101
Year ended 12/31/2004	—	30.06	4.67		130,372	1.84		1.84		(0.02)		(0.02)		75
Year ended 12/31/2003	—	28.72	19.72		165,274	1.84		1.84		(0.24)		(0.24)		74
Year ended 12/31/2002	—	23.99	(22.31)		167,471	1.83		1.83		(0.44)		(0.44)		60
Year ended 12/31/2001	—	30.88	(22.46)		274,761	1.75		1.75		(0.61)		(0.61)		143
RS Core Equity Fund Class C:
Six months ended 6/30/2006†	—	30.86	1.45	(a)	7,163	2.04	(b)	2.04	(b)	(0.35	)(b)	(0.35	)(b)	40
Year ended 12/31/2005	—	30.42	2.70		6,358	2.08		2.08		0.13		0.13		101
Year ended 12/31/2004	—	29.62	4.41		6,551	2.06		2.06		(0.21)		(0.21)		75
Year ended 12/31/2003	—	28.37	19.45		6,622	2.12		2.12		(0.52)		(0.52)		74
Year ended 12/31/2002	—	23.75	(22.49)		5,884	2.07		2.07		(0.67)		(0.67)		60
Year ended 12/31/2001	—	30.64	(22.62)		7,594	1.96		1.96		(0.81)		(0.81)		143
RS Core Equity Fund Class K:
Six months ended 6/30/2006†	—	32.55	1.87	(a)	10,161	1.25	(b)	1.25	(b)	0.44	(b)	0.44	(b)	40
Year ended 12/31/2005	—	32.03	3.51		9,517	1.25		1.25		0.94		0.94		101
Year ended 12/31/2004	—	31.23	5.34		8,761	1.20		1.20		0.69		0.69		75
Year ended 12/31/2003	—	30.00	20.58		7,145	1.20		1.20		0.41		0.41		74
Year ended 12/31/2002	—	24.96	(21.83)		5,752	1.21		1.21		0.19		0.19		60
Period from 5/15/2001††† to 12/31/2001	—	31.93	(9.63	)(a)	7,229	1.22	(b)	1.22	(b)	0.02	(b)	0.02	(b)	143

*      Excludes the effect of sales load.

(a)   Not annualized.

(b)   Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Small Cap Core Equity Fund Class A:
Six months ended 6/30/2006†	$16.58	$(0.02)	$1.03	$1.01	—	$(0.74)	$(0.74)
Year ended 12/31/2005	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	—	—
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	—	—
Year ended 12/31/2001	16.93	(0.06)	(1.13)	(1.19)	—	—	—
RS Small Cap Core Equity Fund Class B:
Six months ended 6/30/2006†	14.94	(0.14)	0.97	0.83	—	(0.74)	(0.74)
Year ended 12/31/2005	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	(2.73)
Year ended 12/31/2004	17.93	(0.27)	2.71	2.44	—	(2.43)	(2.43)
Year ended 12/31/2003	12.64	(0.24)	5.53	5.29	—	—	—
Year ended 12/31/2002	15.10	(0.20)	(2.26)	(2.46)	—	—	—
Year ended 12/31/2001	16.39	(0.20)	(1.09)	(1.29)	—	—	—
RS Small Cap Core Equity Fund Class C:
Six months ended 6/30/2006†	14.81	(0.09)	0.92	0.83	—	(0.74)	(0.74)
Year ended 12/31/2005	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	(2.73)
Year ended 12/31/2004	17.83	(0.26)	2.66	2.40	—	(2.43)	(2.43)
Year ended 12/31/2003	12.59	(0.27)	5.51	5.24	—	—	—
Year ended 12/31/2002	15.07	(0.22)	(2.26)	(2.48)	—	—	—
Year ended 12/31/2001	16.39	(0.21)	(1.11)	(1.32)	—	—	—
RS Small Cap Core Equity Fund Class K:
Six months ended 6/30/2006†	16.16	(0.05)	1.02	0.97	—	(0.74)	(0.74)
Year ended 12/31/2005	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	(2.73)
Year ended 12/31/2004	18.79	(0.16)	2.85	2.69	—	(2.43)	(2.43)
Year ended 12/31/2003	13.15	(0.14)	5.78	5.64	—	—	—
Year ended 12/31/2002	15.62	(0.11)	(2.36)	(2.47)	—	—	—
Period from 5/15/2001†† to 12/31/2001	15.71	(0.07)	(0.02)	(0.09)	—	—	—

†      Unaudited.

††    Commencement of operations.

												Gross
						Net Ratio of		Gross Ratio of		Net Ratio of Net		Ratio of Net
		Net Asset			Net Assets,	Expenses to		Expenses to		Income/(Loss)		Income/(Loss)		Portfolio
	Redemption	Value, End of			End of Period	Average Net		Average Net		to Average Net		to Average Net		Turnover
	Fees	Period	Total Return*		(Thousands)	Assets		Assets		Assets		Assets		Rate
RS Small Cap Core Equity Fund Class A:
Six months ended 6/30/2006†	—	$16.85	6.35	%(a)	$139,274	1.26	%(b)	1.26	%(b)	(0.26	)%(b)	(0.26	)%(b)	73%
Year ended 12/31/2005	—	16.58	(0.15)		132,246	1.25		1.25		(0.20)		(0.20)		124
Year ended 12/31/2004	—	19.40	14.74		181,068	1.21		1.21		(0.67)		(0.67)		127
Year ended 12/31/2003	—	19.05	43.23		160,049	1.27		1.27		(0.67)		(0.67)		105
Year ended 12/31/2002		13.30	(15.50)		111,803	1.25		1.25		(0.45)		(0.45)		108
Year ended 12/31/2001		15.74	(7.03)		139,774	1.28		1.28		(0.37)		(0.37)		131
RS Small Cap Core Equity Fund Class B:
Six months ended 6/30/2006†	—	15.03	5.84	(a)	8,820	2.37	(b)	2.37	(b)	(1.42	)(b)	(1.42	)(b)	73
Year ended 12/31/2005	—	14.94	(1.21)		12,971	2.21		2.21		(1.19)		(1.19)		124
Year ended 12/31/2004	—	17.94	13.76		23,574	2.13		2.13		(1.59)		(1.59)		127
Year ended 12/31/2003	—	17.93	41.85		22,989	2.21		2.21		(1.61)		(1.61)		105
Year ended 12/31/2002	—	12.64	(16.29)		17,189	2.19		2.19		(1.40)		(1.40)		108
Year ended 12/31/2001	—	15.10	(7.87)		20,876	2.18		2.18		(1.27)		(1.27)		131
RS Small Cap Core Equity Fund Class C:
Six months ended 6/30/2006†	—	14.90	5.89	(a)	9,822	2.21	(b)	2.21	(b)	(1.21	)(b)	(1.21	)(b)	73
Year ended 12/31/2005	—	14.81	(1.16)		9,536	2.23		2.23		(1.13)		(1.13)		124
Year ended 12/31/2004	—	17.80	13.62		9,757	2.23		2.23		(1.69)		(1.69)		127
Year ended 12/31/2003	—	17.83	41.62		8,092	2.39		2.39		(1.79)		(1.79)		105
Year ended 12/31/2002	—	12.59	(16.46)		5,824	2.40		2.40		(1.60)		(1.60)		108
Year ended 12/31/2001	—	15.07	(8.05)		6,752	2.34		2.34		(1.43)		(1.43)		131
RS Small Cap Core Equity Fund Class K:
Six months ended 6/30/2006†	—	16.39	6.27	(a)	13,503	1.59	(b)	1.59	(b)	(0.58	)(b)	(0.58	)(b)	73
Year ended 12/31/2005	—	16.16	(0.53)		12,276	1.58		1.58		(0.48)		(0.48)		124
Year ended 12/31/2004	—	19.05	14.47		12,391	1.52		1.52		(0.97)		(0.97)		127
Year ended 12/31/2003	—	18.79	42.89		9,893	1.55		1.55		(0.96)		(0.96)		105
Year ended 12/31/2002	—	13.15	(15.81)		6,748	1.55		1.55		(0.75)		(0.75)		108
Period from 5/15/2001†† to 12/31/2001	—	15.62	(0.57	(a)	7,959	1.61	(b)	1.61(b	)	(0.77	)(b)	(0.77	)(b)	131

*      Excludes the effect of sales load.

(a)   Not annualized.

(b)   Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS S&P 500 Index Fund Class A:
Six months ended 6/30/2006†	$8.55	$0.06	$0.16	$0.22	$(0.05)	—	$(0.05)
Year ended 12/31/2005	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)
Year ended 12/31/2004	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)
Year ended 12/31/2003	6.04	0.08	1.59	1.67	(0.08)	—	(0.08)
Year ended 12/31/2002	7.90	0.10	(1.86)	(1.76)	(0.10)	—	(0.10)
Year ended 12/31/2001	9.07	0.06	(1.17)	(1.11)	(0.06)	—	(0.06)
RS S&P 500 Index Fund Class B:
Six months ended 6/30/2006†	8.54	0.03	0.14	0.17	(0.02)	—	(0.02)
Year ended 12/31/2005	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/2004	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/2003	6.03	0.03	1.59	1.62	(0.03)	—	(0.03)
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)
Year ended 12/31/2001	9.05	0.01	(1.18)	(1.17)	(0.00)††	—	(0.00)††
RS S&P 500 Index Fund Class C:
Six months ended 6/30/2006†	8.53	0.03	0.15	0.18	(0.02)	—	(0.02)
Year ended 12/31/2005	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)
Year ended 12/31/2004	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)
Year ended 12/31/2003	6.03	0.03	1.58	1.61	(0.03)	—	(0.03)
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)
Year ended 12/31/2001	9.05	0.01	(1.17)	(1.16)	(0.01)	—	(0.01)
RS S&P 500 Index Fund Class K:
Six months ended 6/30/2006†	8.55	0.04	0.15	0.19	(0.03)	—	(0.03)
Year ended 12/31/2005	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)
Year ended 12/31/2004	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)
Year ended 12/31/2003	6.04	0.06	1.59	1.65	(0.06)	—	(0.06)
Year ended 12/31/2002	7.90	0.05	(1.86)	(1.81)	(0.05)	—	(0.05)
Period from 5/15/2001††† to 12/31/2001	8.59	0.02	(0.69)	(0.67)	(0.02)	—	(0.02)

†      Unaudited.

††    Rounds to less than $0.01.

†††  Commencement of operations.

	Redemption Fees	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)		Expenses Waived/ Subsidized by GIS		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS S&P 500 Index Fund Class A:
Six months ended 6/30/2006†	—	$8.72	2.58	%(b)	$141,992	0.53	%(c)	0.18	%(c)	0.71	%(c)	1.41	%(c)	1.23	%(c)	2%
Year ended 12/31/2005	—	8.55	4.40		149,719	0.53		0.18		0.71		1.36		1.18		4
Year ended 12/31/2004	—	8.30	10.30		145,072	0.53		0.18		0.71		1.50		1.32		1
Year ended 12/31/2003	—	7.63	27.78		129,228	0.53		0.25		0.78		1.26		1.01		4
Year ended 12/31/2002		6.04	(22.35)		100,129	0.53		0.13		0.68		1.03		0.90		10
Year ended 12/31/2001		7.90	(12.25)		276,645	0.53		0.10		0.63		0.87		0.77		1
RS S&P 500 Index Fund Class B:
Six months ended 6/30/2006†	—	8.69	2.05	(b)	11,786	1.28	(c)	0.43	(c)	1.71	(c)	0.66	(c)	0.23	(c)	2
Year ended 12/31/2005	—	8.54	3.75		12,913	1.28		0.43		1.71		0.60		0.17		4
Year ended 12/31/2004	—	8.28	9.40		13,394	1.28		0.45		1.73		0.75		0.30		1
Year ended 12/31/2003	—	7.62	26.94		12,070	1.28		0.61		1.89		0.51		(0.10)		4
Year ended 12/31/2002	—	6.03	(23.22)		8,472	1.28		0.52		1.80		0.33		(0.19)		10
Year ended 12/31/2001	—	7.88	(12.87)		9,705	1.28		0.47		1.75		0.09		(0.38)		1
RS S&P 500 Index Fund Class C:
Six months ended 6/30/2006†	—	8.69	2.15(b	)	9,399	1.28	(c)	0.47(c	)	1.75(c	)	0.66(c	)	0.19	(c)	2
Year ended 12/31/2005	—	8.53	3.76		9,370	1.28		0.48		1.76		0.61		0.13		4
Year ended 12/31/2004	—	8.27	9.41		9,842	1.28		0.49		1.77		0.74		0.25		1
Year ended 12/31/2003	—	7.61	26.77		8,796	1.28		0.67		1.95		0.51		(0.16)		4
Year ended 12/31/2002	—	6.03	(23.21)		6,175	1.28		0.57		1.85		0.33		(0.24)		10
Year ended 12/31/2001	—	7.88	(12.87)		7,598	1.28		0.49		1.77		0.09		(0.40)		1
RS S&P 500 Index Fund Class K:
Six months ended 6/30/2006†	—	8.71	2.27(b	)	14,220	0.93	(c)	0.19(c	)	1.12(c	)	1.01(c	)	0.82	(c)	2
Year ended 12/31/2005	—	8.55	4.05		13,074	0.93		0.19		1.12		0.96		0.77		4
Year ended 12/31/2004	—	8.29	9.72		10,244	0.93		0.16		1.09		1.13		0.97		1
Year ended 12/31/2003	—	7.63	27.31		7,594	0.93		0.21		1.14		0.86		0.65		4
Year ended 12/31/2002	—	6.04	(23.00)		5,722	0.93		0.10		1.13		0.68		0.58		10
Period from 5/15/2001††† to 12/31/2001	—	7.90	(7.76	)(b)	7,383	0.93	(c)	0.15(c	)	1.08	(c)	0.47	(c)	0.32	(c)	1

*              Excludes the effect of sales load.

(a)           After expenses subsidized by GIS.

(b)           Not annualized.

(c)           Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS International Growth Fund Class A:
Six months ended 6/30/2006†	$15.28	$0.09	$1.27	$1.36	$(0.10)	—	$(0.10)
Year ended 12/31/2005	13.26	0.07	2.00	2.07	(0.05)	—	(0.05)
Year ended 12/31/2004	11.43	0.03	1.83	1.86	(0.03)	—	(0.03)
Year ended 12/31/2003	8.90	0.18	2.33	2.51	(0.01)	—	(0.01)
Year ended 12/31/2002	11.09	0.06	(2.25)	(2.19)	—	—	—
Year ended 12/31/2001	14.28	0.01	(3.20)	(3.19)	—	—	—
RS International Growth Fund Class B:
Six months ended 6/30/2006†	13.74	(0.21)	1.34	1.13	—	—	—
Year ended 12/31/2005	12.02	(0.46)	2.18	1.72	—	—	—
Year ended 12/31/2004	10.45	(0.29)	1.86	1.57	—	—	—
Year ended 12/31/2003	8.22	(0.16)	2.36	2.20	—	—	—
Year ended 12/31/2002	10.38	(0.19)	(1.97)	(2.16)	—	—	—
Year ended 12/31/2001	13.54	(0.20)	(2.96)	(3.16)	—	—	—
RS International Growth Fund Class C:
Six months ended 6/30/2006†	13.82	0.01	1.15	1.16	—	—	—
Year ended 12/31/2005	12.06	(0.06)	1.82	1.76	—	—	—
Year ended 12/31/2004	10.47	(0.08)	1.67	1.59	—	—	—
Year ended 12/31/2003	8.24	(0.08)	2.28	2.20	—	—	—
Year ended 12/31/2002	10.40	(0.09)	(2.07)	(2.16)	—	—	—
Year ended 12/31/2001	13.55	(0.12)	(3.03)	(3.15)	—	—	—
RS International Growth Fund Class K:
Six months ended 6/30/2006†	15.03	0.07	1.25	1.32	(0.09)	—	(0.09)
Year ended 12/31/2005	13.06	0.03	1.98	2.01	(0.04)	—	(0.04)
Year ended 12/31/2004	11.24	0.00 ††	1.82	1.82	—	—	—
Year ended 12/31/2003	8.76	0.00 ††	2.45	2.45	—	—	—
Year ended 12/31/2002	10.94	0.00 ††	(2.18)	(2.18)	—	—	—
Period from 5/15/2001††† to 12/31/2001	12.96	(0.04)	(1.98)	(2.02)	—	—	—

† Unaudited.

†† Rounds to less than $0.01.

††† Commencement of operations.

	Redemption Fees		Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS International Growth Fund Class A:
Six months ended 6/30/2006†	$0.00	(a)	$16.54	8.94	%(b)	$44,705	1.74	%(c)	1.74	%(c)	1.21	%(c)	1.21	%(c)	17%
Year ended 12/31/2005	0.00	(a)	15.28	15.63		39,786	1.86		1.86		0.48		0.48		28
Year ended 12/31/2004	0.00	(a)	13.26	16.34		35,106	1.94		1.94		0.13		0.13		24
Year ended 12/31/2003	0.03		11.43	28.57		32,126	1.93		1.93		0.50		0.50		44
Year ended 12/31/2002	—		8.90	(19.75)		47,948	1.62		1.62		0.29		0.29		45
Year ended 12/31/2001	—		11.09	(22.34)		80,856	1.53		1.53		0.06		0.06		63
RS International Growth Fund Class B:
Six months ended 6/30/2006†	0.00	(a)	14.87	8.22	(b)	5,325	2.97	(c)	2.97	(c)	(0.07	)(c)	(0.07	)(c)	17
Year ended 12/31/2005	0.00	(a)	13.74	14.31		5,518	3.05		3.05		(0.64)		(0.64)		28
Year ended 12/31/2004	0.00	(a)	12.02	15.02		6,307	3.08		3.08		(0.98)		(0.98)		24
Year ended 12/31/2003	0.03		10.45	27.13		6,535	3.19		3.19		(1.00)		(1.00)		44
Year ended 12/31/2002	—		8.22	(20.81)		5,598	2.87		2.87		(0.98)		(0.98)		45
Year ended 12/31/2001	—		10.38	(23.34)		8,228	2.62		2.62		(1.05)		(1.05)		63
RS International Growth Fund Class C:
Six months ended 6/30/2006†	0.00	(a)	14.98	8.39	(b)	8,206	2.67	(c)	2.67	(c)	0.26	(c)	0.26	(c)	17
Year ended 12/31/2005	0.00	(a)	13.82	14.59		7,660	2.81		2.81		(0.48)		(0.48)		28
Year ended 12/31/2004	0.00	(a)	12.06	15.19		6,687	2.95		2.95		(0.89)		(0.89)		24
Year ended 12/31/2003	0.03		10.47	27.06		5,546	3.10		3.10		(0.93)		(0.93)		44
Year ended 12/31/2002	—		8.24	(20.77)		4,381	2.85		2.85		(0.99)		(0.99)		45
Year ended 12/31/2001	—		10.40	(23.25)		5,530	2.60		2.60		(1.04)		(1.04)		63
RS International Growth Fund Class K:
Six months ended 6/30/2006†	0.00	(a)	16.26	8.81	(b)	12,591	1.98	(c)	1.98	(c)	0.94	(c)	0.94	(c)	17
Year ended 12/31/2005	0.00	(a)	15.03	15.42		10,804	2.06		2.06		0.25		0.25		28
Year ended 12/31/2004	0.00	(a)	13.06	16.19		8,792	2.04		2.04		0.00	(a)	0.00	(a)	24
Year ended 12/31/2003	0.03		11.24	28.31		6,979	2.13		2.13		0.04		0.04		44
Year ended 12/31/2002	—		8.76	(19.93)		5,407	1.86		1.86		0.01		0.01		45
Period from 5/15/2001††† to 12/31/2001	—		10.94	(15.59	)(b)	6,753	1.84	(c)	1.84	(c)	(0.60	)(c)	(0.60	)(c)	63

*	Excludes the effect of sales load.
(a)	Rounds to less than $0.01.
(b)	Not annualized.
(c)	Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Emerging Markets Fund Class A:
Six months ended 6/30/2006†	$19.28	$0.10	$1.86	$1.96	$(0.03)	$(0.48)	$(0.51)
Year ended 12/31/2005	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)
Year ended 12/31/2004	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)
Year ended 12/31/2003	8.07	0.05	4.27	4.32	—	—	—
Year ended 12/31/2002	8.45	0.01	(0.39)	(0.38)	—	—	—
Year ended 12/31/2001	8.31	0.01	0.13	0.14	—	—	—
RS Emerging Markets Fund Class B:
Six months ended 6/30/2006†	17.37	(0.01)	1.68	1.67	—	(0.48)	(0.48)
Year ended 12/31/2005	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)
Year ended 12/31/2004	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)
Year ended 12/31/2003	7.55	(0.04)	3.93	3.89	—	—	—
Year ended 12/31/2002	7.98	(0.10)	(0.33)	(0.43)	—	—	—
Year ended 12/31/2001	7.97	(0.10)	0.11	0.01	—	—	—
RS Emerging Markets Fund Class C:
Six months ended 6/30/2006†	17.44	0.02	1.66	1.68	—	(0.48)	(0.48)
Year ended 12/31/2005	13.43	0.00 ††	5.06	5.06	—	(1.05)	(1.05)
Year ended 12/31/2004	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)
Year ended 12/31/2003	7.56	(0.04)	3.95	3.91	—	—	—
Year ended 12/31/2002	8.00	(0.09)	(0.35)	(0.44)	—	—	—
Year ended 12/31/2001	7.98	(0.09)	0.11	0.02	—	—	—
RS Emerging Markets Fund Class K:
Six months ended 6/30/2006†	18.18	0.05	1.83	1.88	(0.02)	(0.48)	(0.50)
Year ended 12/31/2005	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)
Year ended 12/31/2004	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)
Year ended 12/31/2003	7.97	0.03	4.19	4.22	—	—	—
Year ended 12/31/2002	8.36	(0.03)	(0.36)	(0.39)	—	—	—
Period from 5/15/2001††† to 12/31/2001	8.35	(0.06)	0.07	0.01	—	—	—

† Unaudited.

†† Rounds to less than $0.01.

††† Commencement of operations.

	Redemption Fees		Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS Emerging Markets Fund Class A:
Six months ended 6/30/2006†	$0.00	(a)	$20.73	10.51	%(b)	$132,138	1.67	%(c)	1.67	%(c)	0.89	%(c)	0.89	%(c)	32%
Year ended 12/31/2005	0.00	(a)	19.28	39.83		121,194	1.78		1.78		0.78		0.78		38
Year ended 12/31/2004	0.00	(a)	14.67	23.53		61,975	1.88		1.88		0.42		042		71
Year ended 12/31/2003	—		12.39	53.53		43,561	2.10		2.10		0.57		0.57		74
Year ended 12/31/2002	—		8.07	(4.50)		27,356	2.10		2.10		(0.04)		(0.04)		81
Year ended 12/31/2001	—		8.45	1.68		19,777	2.39		2.39		(0.19)		(0.19)		101
RS Emerging Markets Fund Class B:
Six months ended 6/30/2006†	0.00	(a)	18.56	9.99	(b)	14,148	2.58	(c)	2.58	(c)	(0.02	)(c)	(0.02	)(c)	32
Year ended 12/31/2005	0.00	(a)	17.37	38.56		13,495	2.74		2.74		(0.05)		(0.05)		38
Year ended 12/31/2004	0.00	(a)	13.39	22.28		12,138	2.90		2.90		(0.58)		(0.58)		71
Year ended 12/31/2003	—		11.44	51.52		9,389	3.20		3.20		(0.54)		(0.54)		74
Year ended 12/31/2002	—		7.55	(5.39)		5,965	3.21		3.21		(1.16)		(1.16)		81
Year ended 12/31/2001	—		7.98	0.13		6,023	3.51		3.51		(1.28)		(1.28)		101
RS Emerging Markets Fund Class C:
Six months ended 6/30/2006†	0.00	(a)	18.64	10.00	(b)	21,104	2.51	(c)	2.51	(c)	0.07	(c)	0.07	(c)	32
Year ended 12/31/2005	0.00	(a)	17.44	38.68		17,895	2.68		2.68		(0.06)		(0.06)		38
Year ended 12/31/2004	0.00	(a)	13.43	22.30		12,291	2.85		2.85		(0.55)		(0.55)		71
Year ended 12/31/2003	—		11.47	51.72		9,540	3.17		3.17		(0.51)		(0.51)		74
Year ended 12/31/2002	—		7.56	(5.50)		6,306	3.12		3.12		(1.08)		(1.08)		81
Year ended 12/31/2001	—		8.00	0.25		6,486	3.34		3.34		(1.12)		(1.12)		101
RS Emerging Markets Fund Class K:
Six months ended 6/30/2006†	0.00	(a)	20.26	10.33	(b)	25,766	2.01	(c)	2.01	(c)	0.55	(c)	0.55	(c)	32
Year ended 12/31/2005	0.00	(a)	18.88	39.44		22,522	2.12		2.12		0.49		0.49		38
Year ended 12/31/2004	0.00	(a)	14.39	23.16		15,202	2.19		2.19		0.12		0.12		71
Year ended 12/31/2003	—		12.19	52.95		11,803	2.38		2.38		0.29		0.29		74
Year ended 12/31/2002	—		7.97	(4.67)		7,685	2.36		2.36		(0.32)		(0.32)		81
Period from 5/15/2001††† to 12/31/2001	—		8.36	0.12	(b)	8,020	2.63	(c)	2.63	(c)	(1.23	)(c)	(1.23	)(c)	101

*	Excludes the effect of sales load.
(a)	Rounds to less than $0.01.
(b)	Not annualized.
(c)	Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Investment Quality Bond Fund Class A:
Six months ended 6/30/2006†	$9.76	$0.21	$(0.30)	$(0.09)	$(0.21)	$(0.03)	$(0.24)
Year ended 12/31/2005	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)
Year ended 12/31/2004	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)
Year ended 12/31/2003	10.28	0.35	0.11	0.46	(0.35)	(0.30)	(0.65)
Year ended 12/31/2002	9.86	0.44	0.45	0.89	(0.44)	(0.03)	(0.47)
Year ended 12/31/2001	9.61	0.50	0.30	0.80	(0.50)	(0.05)	(0.55)
RS Investment Quality Bond Fund Class B:
Six months ended 6/30/2006†	9.76	0.17	(0.30)	(0.13)	(0.17)	(0.03)	(0.20)
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	(0.48)
RS Investment Quality Bond Fund Class C:
Six months ended 6/30/2006†	9.76	0.17	(0.30)	(0.13)	(0.17)	(0.03)	(0.20)
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)
Year ended 12/31/2001	9.60	0.43	0.31	0.74	(0.43)	(0.05)	(0.48)
RS Investment Quality Bond Fund Class K:
Six months ended 6/30/2006†	9.77	0.19	(0.30)	(0.11)	(0.19)	(0.03)	(0.22)
Year ended 12/31/2005	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)
Year ended 12/31/2004	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)
Year ended 12/31/2003	10.29	0.31	0.11	0.42	(0.31)	(0.30)	(0.61)
Year ended 12/31/2002	9.87	0.40	0.45	0.85	(0.40)	(0.03)	(0.43)
Period from 5/15/2001†† to 12/31/2001	9.68	0.28	0.24	0.52	(0.28)	(0.05)	(0.33)

†	Unaudited.
††	Commencement of operations.

	Redemption Fees	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a),(b)		Expenses Subsidized by GIS		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS Investment Quality Bond Fund Class A:
Six months ended 6/30/2006†	—	$9.43	(0.96	)%(c)	$90,496	0.86	%(d)	0.17	%(d)	1.03	%(d)	4.33	%(d)	4.16	%(d)	75%
Year ended 12/31/2005	—	9.76	2.07		99,230	0.85		0.15		1.00		3.83		3.68		189
Year ended 12/31/2004	—	10.02	4.10		105,131	0.85		0.13		0.98		3.74		3.61		233
Year ended 12/31/2003	—	10.09	4.53		143,536	0.85		0.11		0.96		3.40		3.29		257
Year ended 12/31/2002	—	10.28	9.25		170,658	0.85		0.08		0.93		4.37		4.29		275
Year ended 12/31/2001	—	9.86	8.55		144,900	0.86		0.09		0.95		5.11		5.02		414
RS Investment Quality Bond Fund Class B:
Six months ended 6/30/2006†	—	9.43	(1.33	)(c)	12,524	1.61	(d)	0.37	(d)	1.98	(d)	3.58	(d)	3.21	(d)	75
Year ended 12/31/2005	—	9.76	1.41		13,925	1.60		0.33		1.93		3.08		2.75		189
Year ended 12/31/2004	—	10.01	3.22		16,685	1.60		0.28		1.88		2.99		2.71		233
Year ended 12/31/2003	—	10.09	3.75		18,374	1.60		0.27		1.87		2.65		2.38		257
Year ended 12/31/2002	—	10.28	8.43		19,308	1.60		0.27		1.87		3.58		3.31		275
Year ended 12/31/2001	—	9.86	7.86		13,036	1.61		0.31		1.92		4.31		4.00		414
RS Investment Quality Bond Fund Class C:
Six months ended 6/30/2006†	—	9.43	(1.33	)(c)	9,795	1.61	(d)	0.41	(d)	2.02	(d)	3.58	(d)	3.17	(d)	75
Year ended 12/31/2005	—	9.76	1.41		10,008	1.60		0.38		1.98		3.08		2.70		189
Year ended 12/31/2004	—	10.01	3.22		11,422	1.60		0.33		1.93		2.99		2.66		233
Year ended 12/31/2003	—	10.09	3.75		11,206	1.60		0.35		1.95		2.66		2.31		257
Year ended 12/31/2002	—	10.28	8.44		10,753	1.60		0.36		1.96		3.64		3.28		275
Year ended 12/31/2001	—	9.86	7.85		9,090	1.61		0.36		1.97		4.36		4.00		414
RS Investment Quality Bond Fund Class K:
Six months ended 6/30/2006†	—	9.44	(1.15	)(c)	9,805	1.26	(d)	0.15	(d)	1.41	(d)	3.94	(d)	3.79	(d)	75
Year ended 12/31/2005	—	9.77	1.67		9,251	1.25		0.12		1.37		3.43		3.31		189
Year ended 12/31/2004	—	10.03	3.69		11,004	1.25		0.06		1.31		3.34		3.28		233
Year ended 12/31/2003	—	10.10	4.11		9,820	1.25		0.05		1.30		3.00		2.95		257
Year ended 12/31/2002	—	10.29	8.81		9,213	1.25		0.03		1.28		4.00		3.97		275
Period from 5/15/2001†† to 12/31/2001	—	9.87	5.43	(c)	8,436	1.26	(d)	0.08	(d)	1.34	(d)	4.48	(d)	4.40	(d)	414

*	Excludes the effect of sales load.
(a)	After expenses subsidized by GIS.
(b)	Expense ratio includes interest expense associated with reverse repurchase agreements.
(c)	Not annualized.
(d)	Annualized.

	Net Asset				Dividends	Distributions
	Value,	Net	Net Realized	Total From	From Net	From Net
	Beginning of	Investment	& Unrealized	Investment	Investment	Realized	Total
	Period	Income/(Loss)	Gain/(Loss)	Operations	Income	Capital Gains	Distributions
RS Low Duration Bond Fund Class A:
Six months ended 6/30/2006†	$9.77	$0.17	$(0.08)	$0.09	$(0.17)	—	$(0.17)
Year ended 12/31/2005	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)
Year ended 12/31/2004	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)
Period from 7/30/2003†† to 12/31/2003	10.00	0.08	0.02	0.10	(0.08)	—	(0.08)
RS Low Duration Bond Fund Class B:
Six months ended 6/30/2006†	9.77	0.14	(0.08)	0.06	(0.14)	—	(0.14)
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 7/30/2003†† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund Class C:
Six months ended 6/30/2006†	9.77	0.14	(0.08)	0.06	(0.14)	—	(0.14)
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)
Period from 7/30/2003†† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)
RS Low Duration Bond Fund Class K:
Six months ended 6/30/2006†	9.77	0.16	(0.08)	0.08	(0.16)	—	(0.16)
Year ended 12/31/2005	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)
Year ended 12/31/2004	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)
Period from 7/30/2003†† to 12/31/2003	10.00	0.06	0.02	0.08	(0.06)	—	(0.06)

†                  Unaudited.

††            Commencement of operations.

	Redemption Fees	Net Asset Value, End of Period	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a),(b)		Expenses Subsidized by GIS		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS Low Duration Bond Fund Class A:
Six months ended 6/30/2006†	—	$9.69	0.98	%(c)	$9,501	0.80	%(d)	0.75	%(d)	1.55	%(d)	3.62	%(d)	2.87	%(d)	41%
Year ended 12/31/2005	—	9.77	1.34		9,316	0.80		0.73		1.53		2.95		2.22		122
Year ended 12/31/2004	—	9.93	1.36		9,487	0.80		0.69		1.49		2.25		1.56		68
Period from 7/30/2003†† to 12/31/2003	—	10.02	0.99	(c)	8,457	0.80	(d)	1.20	(d)	2.00	(d)	1.87	(d)	0.67	(d)	97
RS Low Duration Bond Fund Class B:
Six months ended 6/30/2006†	—	9.69	0.61	(c)	8,248	1.55	(d)	0.77	(d)	2.32	(d)	2.87	(d)	2.10	(d)	41
Year ended 12/31/2005	—	9.77	0.58		8,317	1.55		0.75		2.30		2.20		1.45		122
Year ended 12/31/2004	—	9.93	0.61		8,695	1.55		0.70		2.25		1.51		0.81		68
Period from 7/30/2003†† to 12/31/2003	—	10.02	0.67	(c)	7,743	1.55	(d)	1.20	(d)	2.75	(d)	1.11	(d)	(0.09	)(d)	97
RS Low Duration Bond Fund Class C:
Six months ended 6/30/2006†	—	9.69	0.61	(c)	7,763	1.55	(d)	0.79	(d)	2.34	(d)	2.87	(d)	2.08	(d)	41
Year ended 12/31/2005	—	9.77	0.58		7,730	1.55		0.77		2.32		2.20		1.43		122
Year ended 12/31/2004	—	9.93	0.61		7,817	1.55		0.73		2.28		1.51		0.78		68
Period from 7/30/2003†† to 12/31/2003	—	10.02	0.67	(c)	7,611	1.55	(d)	1.21	(d)	2.76	(d)	1.11	(d)	(0.10	)(d)	97
RS Low Duration Bond Fund Class K:
Six months ended 6/30/2006†	—	9.69	0.78	(c)	9,024	1.20	(d)	0.42	(d)	1.62	(d)	3.23	(d)	2.81	(d)	41
Year ended 12/31/2005	—	9.77	0.93		8,428	1.20		0.39		1.59		2.56		2.17		122
Year ended 12/31/2004	—	9.93	0.96		7,718	1.20		0.39		1.59		1.86		1.47		68
Period from 7/30/2003†† to 12/31/2003	—	10.02	0.82	(c)	7,565	1.20	(d)	0.97	(d)	2.17	(d)	1.46	(d)	0.49	(d)	97

*                 Excludes the effect of sales load.

(a)          After expenses subsidized by GIS.

(b)         Expense ratio includes interest expense associated with reverse repurchase agreements.

(c)          Not annualized.

(d)         Annualized.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS High Yield Bond Fund Class A:
Six months ended 6/30/2006†	$7.35	$0.25	$(0.16)	$0.09	$(0.25)	—	$(0.25)
Year ended 12/31/2005	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)
Year ended 12/31/2004	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)
Year ended 12/31/2003	6.69	0.54	0.76	1.30	(0.54)	—	(0.54)
Year ended 12/31/2002	7.19	0.55	(0.50)	0.05	(0.55)	—	(0.55)
Year ended 12/31/2001	7.66	0.69	(0.47)	0.22	(0.69)	—	(0.69)
RS High Yield Bond Fund Class B:
Six months ended 6/30/2006†	7.35	0.22	(0.16)	0.06	(0.22)	—	(0.22)
Year ended 12/31/2005	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)
Year ended 12/31/2001	7.66	0.64	(0.48)	0.16	(0.64)	—	(0.64)
RS High Yield Bond Fund Class C:
Six months ended 6/30/2006†	7.34	0.22	(0.15)	0.07	(0.22)	—	(0.22)
Year ended 12/31/2005	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)
Year ended 12/31/2001	7.65	0.64	(0.47)	0.17	(0.64)	—	(0.64)
RS High Yield Bond Fund Class K:
Six months ended 6/30/2006†	7.35	0.23	(0.16)	0.07	(0.23)	—	(0.23)
Year ended 12/31/2005	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)
Year ended 12/31/2004	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)
Year ended 12/31/2003	6.69	0.51	0.76	1.27	(0.51)	—	(0.51)
Year ended 12/31/2002	7.19	0.53	(0.50)	0.03	(0.53)	—	(0.53
Period from 5/15/2001†† to 12/31/2001	7.68	0.39	(0.49)	(0.10)	(0.39)	—	(0.39

†        Unaudited.

††      Commencement of operations..

															Gross
													Net Ratio of		Ratio of Net
							Net Ratio of				Gross Ratio		Net Income/		Income/
			Net Asset			Net Assets,	Expenses to		Expenses		of Expenses		(Loss) to		(Loss) to		Portfolio
	Redemption		Value, End of			End of Period	Average Net		Subsidized by		to Average		Average Net		Average Net		Turnover
	Fees		Period	Total Return*		(Thousands)	Assets(a)		GIS		Net Assets		Assets		Assets		Rate
RS High Yield Bond Fund Class A:
Six months ended 6/30/2006†	$0.00	(b)	$7.19	1.18	%(c)	$45,448	0.85	%(d)	0.36	%(d)	1.21	%(d)	6.81	%(d)	6.45	%(d)	41%
Year ended 12/31/2005	0.00	(b)	7.35	3.34		48,246	0.85		0.34		1.19		6.38		6.04		89
Year ended 12/31/2004	0.00	(b)	7.58	9.15		57,250	0.85		0.34		1.19		7.00		6.66		95
Year ended 12/31/2003	—		7.45	20.11		42,589	0.85		0.42		1.27		7.59		7.17		153
Year ended 12/31/2002	—		6.69	0.96		33,894	0.85		0.45		1.30		8.17		7.72		69
Year ended 12/31/2001	—		7.19	2.87		33,797	0.85		0.47		1.32		9.21		8.74		141
RS High Yield Bond Fund Class B:
Six months ended 6/30/2006†	0.00	(b)	7.19	0.80	(c)	9,644	1.60	(d)	0.61	(d)	2.21	(d)	6.06	(d)	5.45	(d)	41
Year ended 12/31/2005	0.00	(b)	7.35	2.70		9,874	1.60		0.59		2.19		5.63		5.04		89
Year ended 12/31/2004	0.00	(b)	7.57	8.20		10,013	1.60		0.62		2.22		6.30		5.68		95
Year ended 12/31/2003	—		7.45	19.22		10,018	1.60		0.72		2.32		6.85		6.13		153
Year ended 12/31/2002	—		6.69	0.35		8,336	1.60		0.77		2.37		7.42		6.65		69
Year ended 12/31/2001	—		7.18	1.96		8,182	1.60		0.78		2.38		8.42		7.64		141
RS High Yield Bond Fund Class C:
Six months ended 6/30/2006†	0.00	(b)	7.19	0.94	(c)	10,464	1.60	(d)	0.57	(d)	2.17	(d)	6.06	(d)	5.49	(d)	41
Year ended 12/31/2005	0.00	(b)	7.34	2.56		10,463	1.60		0.55		2.15		5.63		5.08		89
Year ended 12/31/2004	0.00	(b)	7.57	8.20		10,110	1.60		0.59		2.19		6.29		5.70		95
Year ended 12/31/2003	—		7.45	19.22		9,316	1.60		0.71		2.31		6.85		6.14		153
Year ended 12/31/2002	—		6.69	0.35		7,710	1.60		0.77		2.37		7.42		6.65		69
Year ended 12/31/2001	—		7.18	2.09		7,657	1.60		0.71		2.31		8.43		7.72		141
RS High Yield Bond Fund Class K:
Six months ended 6/30/2006†	0.00	(b)	7.19	0.98	(c)	12,191	1.25	(d)	0.30	(d)	1.55	(d)	6.41	(d)	6.11	(d)	41
Year ended 12/31/2005	0.00	(b)	7.35	2.93		11,772	1.25		0.27		1.52		5.98		5.71		89
Year ended 12/31/2004	0.00	(b)	7.58	8.72		10,734	1.25		0.28		1.53		6.64		6.36		95
Year ended 12/31/2003	—		7.45	19.63		9,581	1.25		0.33		1.58		7.20		6.87		153
Year ended 12/31/2002	—		6.69	0.55		7,944	1.25		0.35		1.60		7.77		7.42		69
Period from 5/15/2001†† to 12/31/2001	—		7.19	(1.31	)(c)	7,893	1.25	(d)	0.41	(d)	1.66	(d)	8.36	(d)	7.95	(d)	141

*      Excludes the effect of sales load.

(a)   After expenses subsidized by GIS.

(b)   Rounds to less than $0.01.

(c)   Not annualized.

(d)   Annualized.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Tax-Exempt Fund Class A:
Six months ended 6/30/2006†	$9.98	$0.17	$(0.18)	$(0.01)	$(0.17)	$(0.00)††	$(0.17)
Year ended 12/31/2005	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)
Year ended 12/31/2004	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)
Year ended 12/31/2003	10.51	0.37	0.18	0.55	(0.37)	(0.38)	(0.75)
Year ended 12/31/2002	10.09	0.40	0.61	1.01	(0.40)	(0.19)	(0.59)
Year ended 12/31/2001	10.10	0.41	0.06	0.47	(0.41)	(0.07)	(0.48)
RS Tax-Exempt Fund Class C:
Six months ended 6/30/2006†	9.98	0.14	(0.18)	(0.04)	(0.14)	(0.00)††	(0.14)
Year ended 12/31/2005	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)
Year ended 12/31/2004	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)
Year ended 12/31/2003	10.51	0.29	0.18	0.47	(0.29)	(0.38)	(0.67)
Year ended 12/31/2002	10.09	0.32	0.61	0.93	(0.32)	(0.19)	(0.51)
Year ended 12/31/2001	10.10	0.34	0.06	0.40	(0.34)	(0.07)	(0.41)

†        Unaudited.

††      Rounds to less than $0.01.

														Gross
												Net Ratio of		Ratio of Net
						Net Ratio of				Gross Ratio		Net Income/		Income/
		Net Asset			Net Assets,	Expenses to		Expenses		of Expenses		(Loss) to		(Loss) to		Portfolio
	Redemption	Value, End of			End of Period	Average Net		Subsidized by		to Average		Average Net		Average Net		Turnover
	Fees	Period	Total Return*		(Thousands)	Assets(a)		GIS		Net Assets		Assets		Assets		Rate
RS Tax-Exempt Fund Class A:
Six months ended 6/30/2006†	—	$9.80	(0.02	)%(b)	$81,154	0.86	%(c), (d)	0.09	%(c)	0.95	%(c)	3.54	%(c)	3.45	%(c)	73%
Year ended 12/31/2005	—	9.98	4.02		86,515	0.86d		0.10		0.96		3.48		3.38		160
Year ended 12/31/2004	—	10.19	4.38		82,118	0.87d		0.09		0.96		3.49		3.40		161
Year ended 12/31/2003	—	10.31	5.34		80,025	0.89d		0.09		0.98		3.52		3.43		68
Year ended 12/31/2002	—	10.51	10.20		113,852	0.87d		0.06		0.93		3.85		3.79		99
Year ended 12/31/2001	—	10.09	4.78		107,676	0.91d		0.09		1.00		4.03		3.94		181
RS Tax-Exempt Fund Class C:
Six months ended 6/30/2006†	—	9.80	(0.39	)(b)	10,946	1.61	(c), (d)	0.32	(c)	1.93	(c)	2.79	(c)	2.47	(c)	73
Year ended 12/31/2005	—	9.98	3.24		11,060	1.61	(d)	0.33		1.94		2.73		2.40		160
Year ended 12/31/2004	—	10.19	3.60		10,704	1.62	(d)	0.33		1.95		2.74		2.41		161
Year ended 12/31/2003	—	10.31	4.54		10,553	1.64	(d)	0.36		2.00		2.77		2.41		68
Year ended 12/31/2002	—	10.51	9.37		9,741	1.62	(d)	0.37		1.99		3.11		2.74		99
Year ended 12/31/2001	—	10.09	3.99		8,783	1.66	(d)	0.37		2.03		3.28		2.91		181

*                      Excludes the effect of sales load.

(a)               After expenses subsidized by GIS.

(b)              Not annualized.

(c)               Annualized.

(d)              Before the offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year ended 12/31/2001, 2002, 2003, 2004, and 2005 and for the six months ended 6/30/2006; in Class C the expense ratio is 1.60% for each year ended 12/31/2001, 2002, 2003, 2004, and 2005 and for the six months ended 6/30/2006.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Cash Management Fund Class A:
Six months ended 6/30/2006†	$1.000	$0.019	—	$0.019	$(0.019)	—	$(0.019)
Year ended 12/31/2005	1.000	0.024	—	0.024	(0.024)	—	(0.024)
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/2003	1.000	0.004	—	0.004	(0.004)	—	(0.004)
Year ended 12/31/2002	1.000	0.009	—	0.009	(0.009)	—	(0.009)
Year ended 12/31/2001	1.000	0.032	—	0.032	(0.032)	—	(0.032)
RS Cash Management Fund Class B:
Six months ended 6/30/2006†	1.000	0.016	—	0.016	(0.016)	—	(0.016)
Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)
Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)
Year ended 12/31/2001	1.000	0.025	—	0.025	(0.025)	—	(0.025)
RS Cash Management Fund Class C:
Six months ended 6/30/2006†	1.000	0.016	—	0.016	(0.016)	—	(0.016)
Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)
Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)
Year ended 12/31/2001	1.000	0.025	—	0.025	(0.025)	—	(0.025)
RS Cash Management Fund Class K:
Six months ended 6/30/2006†	1.000	0.017	—	0.017	(0.017)	—	(0.017)
Year ended 12/31/2005	1.000	0.020	—	0.020	(0.020)	—	(0.020)
Year ended 12/31/2004	1.000	0.005	—	0.005	(0.005)	—	(0.005)
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)
Year ended 12/31/2002	1.000	0.005	—	0.005	(0.005)	—	(0.005)
Period from 5/15/2001†† to 12/31/2001	1.000	0.013	—	0.013	(0.013)	—	(0.013)

†        Unaudited.

††      Commencement of operations.

														Gross
														Ratio of Net
						Net Ratio of				Gross Ratio of		Net Ratio of Net		Income/
		Net Asset			Net Assets,	Expenses to		Expenses		Expenses to		Income/(Loss)		(Loss) to
	Redemption	Value, End of			End of Period	Average Net		Subsidized		Average Net		to Average Net		Average Net
	Fees	Period	Total Return*		(Thousands)	Assets(a)		by GIS		Assets		Assets		Assets
RS Cash Management Fund Class A:
Six months ended 6/30/2006†	$—	$1.000	1.94	%(b)	$405,410	0.85	%(c)	0.06	%(c)	0.91	%(c)	3.89	%(c)	3.83	%(c)
Year ended 12/31/2005	—	1.000	2.41		396,012	0.85		0.06		0.91		2.37		2.31
Year ended 12/31/2004	—	1.000	0.57		442,109	0.85		0.04		0.89		0.55		0.51
Year ended 12/31/2003	—	1.000	0.37		529,321	0.85		0.05		0.90		0.38		0.33
Year ended 12/31/2002	—	1.000	0.95		658,159	0.85		0.02		0.87		0.94		0.92
Year ended 12/31/2001	—	1.000	3.27		606,045	0.85		0.04		0.89		3.13		3.09
RS Cash Management Fund Class B:
Six months ended 6/30/2006†	—	1.000	1.57	(b)	4,729	1.60	(c)	0.23	(c)	1.83	(c)	3.13	(c)	2.90	(c)
Year ended 12/31/2005	—	1.000	1.76		5,030	1.47		0.39		1.86		1.68		1.29
Year ended 12/31/2004	—	1.000	0.57		8,144	0.85		0.99		1.84		0.53		(0.46)
Year ended 12/31/2003	—	1.000	0.21		12,498	1.03	(d)	0.73	(d)	1.76	(d)	0.21		(0.52	)(d)
Year ended 12/31/2002	—	1.000	0.23		18,485	1.57	(d)	0.16	(d)	1.73	(d)	0.22		0.06	(d)
Year ended 12/31/2001	—	1.000	2.48		15,685	1.60		0.12		1.72		2.37		2.25
RS Cash Management Fund Class C:
Six months ended 6/30/2006†	—	1.000	1.57	(b)	6,298	1.60	(c)	0.09	(c)	1.69	(c)	3.14	(c)	3.05	(c)
Year ended 12/31/2005	—	1.000	1.76		6,233	1.47		0.21		1.68		1.69		1.48
Year ended 12/31/2004	—	1.000	0.57		8,626	0.85		0.80		1.65		0.57		(0.23)
Year ended 12/31/2003	—	1.000	0.21		9,086	1.02	(d)	0.63	(d)	1.65	(d)	0.21		(0.42	)(d)
Year ended 12/31/2002	—	1.000	0.22		9,330	1.57	(d)	0.06	(d)	1.63	(d)	0.22		0.16	(d)
Year ended 12/31/2001	—	1.000	2.48		8,492	1.60		0.04		1.64		2.47		2.43
RS Cash Management Fund Class K:
Six months ended 6/30/2006†	—	1.000	1.74	(b)	12,359	1.25	(c)	0.06	(c)	1.31	(c)	3.48	(c)	3.42	(c)
Year ended 12/31/2005	—	1.000	2.00		10,083	1.25		0.07		1.32		1.96		1.89
Year ended 12/31/2004	—	1.000	0.47		10,424	0.95		0.30		1.25		0.48		0.18
Year ended 12/31/2003	—	1.000	0.18		9,682	1.25		—		—		0.18		0.18
Year ended 12/31/2002	—	1.000	0.55		8,500	1.25		—		—		0.54		0.54
Period from 5/15/2001†† to 12/31/2001	—	1.000	1.26	(b)	8,125	1.25	(c)	0.01	(c)	1.26	(c)	1.99	(c)	1.98	(c)

*       Excludes the effect of sales load.

(a)     After expenses subsidized by GIS.

(b)     Not annualized.

(c)     Annualized.

(d)     Revised to reflect additional subsidies to maintain a minimum yield threshold.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)		Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions
RS Asset Allocation Fund Class A:
Six months ended 6/30/2006†	$11.84	$0.06		$0.26	$0.32	$(0.13)	—	$(0.13)
Year ended 12/31/2005	11.43	0.14		0.31	0.45	(0.04)	—	(0.04)
Year ended 12/31/2004	10.63	0.16		0.88	1.04	(0.24)	—	(0.24)
Year ended 12/31/2003	8.45	0.14		2.20	2.34	(0.16)	—	(0.16)
Year ended 12/31/2002	10.84	0.17		(2.38)	(2.21)	(0.18)	—	(0.18)
Year ended 12/31/2001	13.00	0.30		(1.61)	(1.31)	(0.18)	$(0.67)	(0.85)
RS Asset Allocation Fund Class B:
Six months ended 6/30/2006†	11.76	0.01		0.24	0.25	(0.05)	—	(0.05)
Year ended 12/31/2005	11.40	0.03		0.33	0.36	—	—	—
Year ended 12/31/2004	10.57	0.06		0.87	0.93	(0.10)	—	(0.10)
Year ended 12/31/2003	8.41	0.05		2.18	2.23	(0.07)	—	(0.07)
Year ended 12/31/2002	10.77	0.09		(2.37)	(2.28)	(0.08)	—	(0.08)
Year ended 12/31/2001	12.95	0.19		(1.59)	(1.40)	(0.11)	(0.67)	(0.78)
RS Asset Allocation Fund Class C:
Six months ended 6/30/2006†	11.75	(0.00	)††	0.26	0.26	(0.03)	—	(0.03)
Year ended 12/31/2005	11.41	0.01		0.33	0.34	—	—	—
Year ended 12/31/2004	10.56	0.04		0.88	0.92	(0.07)	—	(0.07)
Year ended 12/31/2003	8.39	0.02		2.19	2.21	(0.04)	—	(0.04)
Year ended 12/31/2002	10.77	0.05		(2.38)	(2.33)	(0.05)	—	(0.05)
Year ended 12/31/2001	12.94	0.17		(1.64)	(1.47)	(0.03)	(0.67)	(0.70)
RS Asset Allocation Fund Class K:
Six months ended 6/30/2006†	11.83	0.03		0.25	0.28	(0.10)	—	(0.10)
Year ended 12/31/2005	11.42	0.09		0.33	0.42	(0.01)	—	(0.01)
Year ended 12/31/2004	10.60	0.11		0.89	1.00	(0.18)	—	(0.18)
Year ended 12/31/2003	8.43	0.09		2.19	2.28	(0.11)	—	(0.11)
Year ended 12/31/2002	10.82	0.13		(2.39)	(2.26)	(0.13)	—	(0.13)
Period from 5/15/2001††† to 12/31/2001	12.06	0.11		(0.68)	(0.57)	—	(0.67)	(0.67)

†        Unaudited.

††      Rounds to less than $0.01.

†††    Commencement of operations.

												Net Ratio of		Gross Ratio of
						Net Ratio of		Expenses		Gross Ratio of		Net Income/		Net Income/
		Net Asset			Net Assets,	Expenses to		Waived/		Expenses to		(Loss) to		(Loss) to		Portfolio
	Redemption	Value, End of			End of Period	Average Net		Subsidized		Average Net		Average Net		Average Net		Turnover
	Fees	Period	Total Return*		(Thousands)	Assets(a)		by GIS		Assets(b)		Assets		Assets		Rate
RS Asset Allocation Fund Class A:
Six months ended 6/30/2006†	—	$12.03	2.75	%(c)	$93,467	0.37	%(d)	0.84	%(d)	0.86	%(d)	0.89	%(d)	0.05	%(d)	1%
Year ended 12/31/2005	—	11.84	3.91		97,665	0.40		0.80		0.85		1.05		0.25		3
Year ended 12/31/2004	—	11.43	9.84		111,486	0.41		0.76		0.86		1.30		0.54		0
Year ended 12/31/2003	—	10.63	27.87		118,988	0.43		0.77		0.92	(e)	1.25		0.48		0
Year ended 12/31/2002		8.45	(20.64)		110,593	0.42		0.73		0.89	(e)	1.60		0.87		4
Year ended 12/31/2001		10.84	(10.23)		169,386	0.47		0.63		0.83	(e)	2.44		1.81		51
RS Asset Allocation Fund Class B:
Six months ended 6/30/2006†	—	11.96	2.18	(c)	16,674	1.25	(d)	0.84	(d)	1.74	(d)	(0.07	)(d)	(0.91	)(d)	1
Year ended 12/31/2005	—	11.76	3.16		21,200	1.23		0.80		1.69		0.16		(0.64)		3
Year ended 12/31/2004	—	11.40	8.83		29,226	1.23		0.76		1.68		0.46		(0.30)		0
Year ended 12/31/2003	—	10.57	26.65		32,863	1.27		0.77		1.75	(e)	0.43		(0.34)		0
Year ended 12/31/2002	—	8.41	(21.31)		29,064	1.25		0.73		1.71	(e)	0.78		0.05		4
Year ended 12/31/2001	—	10.77	(10.99)		44,813	1.28		0.63		1.64	(e)	1.62		0.99		51
RS Asset Allocation Fund Class C:
Six months ended 6/30/2006†	—	11.98	2.19	(c)	8,698	1.33	(d)	0.84	(d)	1.82	(d)	(0.05	)(d)	(0.89	)(d)	1
Year ended 12/31/2005	—	11.75	2.98		8,486	1.37		0.80		1.83		0.11		(0.69)		3
Year ended 12/31/2004	—	11.41	8.68		8,431	1.42		0.76		1.87		0.35		(0.41)		0
Year ended 12/31/2003	—	10.56	26.39		7,857	1.51		0.77		2.00	(e)	0.19		(0.58)		0
Year ended 12/31/2002	—	8.39	(21.70)		6,470	1.50		0.73		1.97	(e)	0.58		(0.15)		4
Year ended 12/31/2001	—	10.77	(11.48)		8,080	1.46		0.63		1.82	(e)	1.43		0.80		51
RS Asset Allocation Fund Class K:
Six months ended 6/30/2006†	—	12.01	2.40	(c)	11,192	0.65	(d)	0.84	(d)	1.14	(d)	0.64	(d)	(0.20	)(d)	1
Year ended 12/31/2005	—	11.83	3.67		10,271	0.68		0.80		1.14		0.84		0.04		3
Year ended 12/31/2004	—	11.42	9.51		9,293	0.68		0.76		1.13		1.13		0.37		0
Year ended 12/31/2003	—	10.60	27.20		7,859	0.68		0.77		1.17	(e)	1.04		0.27		0
Year ended 12/31/2002	—	8.43	(21.05)		6,126	0.70		0.73		1.16	(e)	1.39		0.66		4
Period from 5/15/2001††† to 12/31/2001	—	10.82	(4.85	)(c)	7,619	0.75	(d)	0.72	(d)	1.16	(d), (e)	1.57	(d)	0.85	(d)	51

*       Excludes the effect of sales load.

(a)     After expenses subsidized by GIS and not including the expenses of the underlying Funds.

(b)     Amounts include the expenses of the underlying Funds.

(c)     Not annualized.

(d)     Annualized.

(e)     Reflects adjustments made on prior year’s expense waivers.

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RS Funds		24-Hour Account Access
Phone:	1-800-766-FUND (3863)	Phone:	1-800-766-FUND (3863), Option 3
Web:	www.RSinvestments.com	Web:	Enter My Account on RS Investments’
E-mail:	funds@rsinvestments.com		Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Diversified Growth Fund (8/1/96)	RSDGX	John Seabern
RS Emerging Growth Fund (11/30/87)	RSEGX	Jim Callinan
RS Growth Fund (5/12/92)	RSGRX	John Wallace
The Information Age Fund® (11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS Internet Age Fund® (12/1/99)	RIAFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (7/12/95)	RSMOX	John Wallace
RS Smaller Company Growth Fund (8/15/96)	RSSGX	Bill Wolfenden
RS Global Natural Resources Fund (11/15/95)	RSNRX	Andy Pilara, MacKenzie Davis
RS Investors Fund (11/15/05)	RSINX	Andy Pilara, MacKenzie Davis, David Kelley, Joe Wolf
RS Large Cap Value Fund (2/3/03)*	N/A	Team Managed
RS Partners Fund (7/12/95)	RSPFX	Andy Pilara, MacKenzie Davis, David Kelley, Joe Wolf
RS Value Fund (6/30/93)	RSVAX	Andy Pilara, MacKenzie Davis, David Kelley, Joe Wolf
RS Core Equity Fund (6/1/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (5/1/97)*	GPSCX	Matthew Ziehl
RS S&P 500 Index Fund (8/7/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (2/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (5/1/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (2/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (7/30/03)*	N/A	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (9/1/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (2/16/93)*	GUTEX	Alexander Grant, Jr.
RS Cash Management Fund (11/3/82)*	GCMXX	Alexander Grant, Jr.
RS Asset Allocation Fund (2/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson

*The date of inception is that of the Predecessor Fund.

Refer to the accompanying Prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund’s prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Prospectus.)

Additional Information

The Trust’s Statement of Additional Information (“SAI”), dated October 9, 2006, as revised from time to time, and the Funds’ annual and semiannual reports to shareholders (including, for certain of the Funds, annual and semiannual reports to shareholders of the Predecessor Funds) contain additional information about the Funds. The Trust’s SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual reports discuss the market conditions and the investment strategies that significantly affected each Fund’s performance during its past fiscal year. If more than one member of a household owns shares of a Fund, only one copy of each Shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about a Fund, or make shareholder inquiries by writing to the Trust at the address at the bottom of this page or by calling 1-800-766-FUND (3863). For the Predecessor Funds, you may obtain free copies of these materials, request other information about a Predecessor Fund, or make shareholder inquiries by writing to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or by calling 1-800-221-3253. Some of the information described herein, including the SAI, annual and semi-annual reports to shareholders (when available), and periodic disclosure of portfolio holdings, shall be made available, free of charge, on RS Investments’ Web site at www.RSinvestments.com. Shareholder reports of the Predecessor Funds are not available on RS Investments’ Web site, but may be obtained by writing or by calling as described above.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by a Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust’s registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission’s Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@ sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549. You may need to refer to the Trust’s file number under the Investment Company Act of 1940, which is 811-05159.

Investment Company Act File No. 811-05159

P632      538100     EB-010163 (10/06)

Call 1-800-766-FUND www.RSinvestments.com	388 Market Street San Francisco CA 94111

STATEMENT OF ADDITIONAL INFORMATION
RS INVESTMENT TRUST

Growth	Core Equity
RS Diversified Growth Fund	RS Core Equity Fund
RS Emerging Growth Fund	RS Small Cap Core Equity Fund
RS Growth Fund	RS S&P 500 Index Fund
The Information Age Fund®
RS Internet Age Fund®	International
RS MidCap Opportunities Fund	RS International Growth Fund
RS Smaller Company Growth Fund	RS Emerging Markets Fund

Value	Fixed-Income
RS Global Natural Resources Fund	RS Investment Quality Bond Fund
RS Investors Fund	RS Low Duration Bond Fund
RS Partners Fund	RS High Yield Bond Fund
RS Value Fund	RS Tax-Exempt Fund
RS Large Cap Value Fund	RS Cash Management Fund

Asset Allocation RS Asset Allocation Fund

October 9, 2006

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus (the “Prospectus”) of RS Investment Trust (the “Trust”) dated October 9, 2006, as it may be further revised from time to time relating to the series of the Trust set forth above. A copy of the Prospectus can be obtained upon request made to RS Investments, 388 Market Street, 17th Floor, San Francisco, California, 94111, telephone 1-800-766-FUND (3863).

Certain disclosure relating to RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund, RS Internet Age Fund, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS investors Fund, RS Partners Fund, and RS Value Fund (the “Legacy RS Funds”) has been incorporated by reference into this SAI from the Legacy RS Funds’ annual and semiannual reports. Certain disclosure relating to RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund (the “Legacy Guardian Funds”) has been incorporated by reference into this SAI from the annual and semiannual reports of the Legacy Guardian Funds. For a free copy of any of the annual or semiannual reports of the Legacy RS Funds, please call 1-800-766-FUND (3863).  For a free copy of any of the annual or semiannual reports of the Legacy Guardian Funds, please write to Guardian Investor Services LLC at 7 Hanover Square, New York, New York 10004 or call 1-800-221-3253.

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TRUST INFORMATION

Trust History

RS Investment Trust (“Robertson Stephens Investment Trust” until 1999) was organized on May 11, 1987, under the laws of The Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.”  A copy of the Trust’s Amended and Restated Agreement and Declaration of Trust (the “Agreement and Declaration of Trust”), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts.

Fund Classification

The Trust currently offers twenty-three series of shares of beneficial interest, which are discussed in this SAI (each such series, a “Fund” and collectively, the “Funds”), each with separate investment objectives and policies. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Funds other than RS Investors Fund and RS Partners Fund is also a “diversified” investment company under the 1940 Act. This means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to investments in U.S. Government securities). A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.

RS Investors Fund and RS Partners Fund are non-diversified investment companies and so may invest their assets in a more limited number of issuers than may other investment companies.

Under the Internal Revenue Code, to qualify as a regulated investment company, a fund (including a non-diversified investment company), must meet certain diversification requirements as determined at the close of each quarter of each taxable year. For instance, no more than 25% of a fund’s assets can be invested in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies or of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses. In addition, at least 50% of the market value of the fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. Thus, up to 25% of RS Investors Fund’s and/or RS Partners Fund’s total assets can consist of the securities of each of any two issuers. As a result, a decline in the market value of a particular security held by either RS Investors Fund or RS Partners Fund may affect  each Fund’s value more than if each Fund were a diversified investment company.

Capitalization

The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The Trust is currently authorized to offer four classes of shares: Class A, Class B, Class C, and Class K. Not all of the Funds offer all of these share classes.

The proceeds received by each Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund, and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds may be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Shareholders of each series will have one vote for each full share owned and proportionate, fractional votes for fractional shares held. Generally, shares of each series vote separately as a single series except when required by law or determined by the Board of Trustees. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Agreement and Declaration of Trust.

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INVESTMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectus, under “The Funds’ Investment Limitations” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

RS Investment Management Co. LLC (“RSIM Co.”) serves as investment adviser to all of the Funds. RSIM Co. is sometimes referred to in this SAI as “RS Investments.”

Lower-Rated Debt Securities

Certain of the Funds may purchase lower-rated debt securities, sometimes referred to as “junk bonds” (those rated BB or lower by Standard & Poor’s (“S&P”) or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)). See Appendix A for a description of these ratings. None of the Legacy RS Funds intends, under current circumstances, to purchase such securities if, as a result, more than 35% of the Fund’s assets would be invested in securities rated below BB or Ba.

The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when RS Investments or a Fund’s subadviser or sub-subadviser (each, an “Adviser”) believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such

4

securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Internal Revenue Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Options

A Fund may purchase and sell put and call options on their portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.

Covered call options. A Fund may write covered call options on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a

5

decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also purchase put and call options to attempt to enhance its current return.

Options on foreign securities. A Fund may purchase and sell options on foreign securities if an Adviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices. A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.”  This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in

6

advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an Adviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

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Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid securities.

Special Expiration Price Options. Certain of the Funds may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts

Certain of the Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, in purchasing a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk – the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation.

Financial Futures Contracts

A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”). Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the

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S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

In order to hedge its investments successfully using financial futures contracts, a Fund must invest in futures contracts with respect to indexes or sub-indexes the movements of which will, in an Adviser’s judgment, have a significant correlation with movements in the prices of the Fund’s securities.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its custodian an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.”  The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.”  These payments are called “variation margin” and are made as the value of the underlying futures contract fluctuates. For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.

When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised

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on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.

Liquidity risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. An Adviser will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.

Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price

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distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.

Other Risks. A Fund will incur brokerage fees in connection with their futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Each Fund has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act.

Convertible Securities

Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.

The market value of a convertible security is a function of its “investment value” and its “conversion value.”  A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.

A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.

A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

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Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the adviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

Prepayments could result in losses on stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its

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initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Trust-Preferred Securities

Certain of the Funds may invest in trust-preferred (or “capital”) securities. These securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.

Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect the Fund’s performance.

Income Deposit Securities

A Fund may purchase income deposit securities (“IDSs”). Each IDS represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.

There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the  issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.

The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.

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Indexed Securities

Certain of the Funds may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Dollar Roll and Reverse Repurchase Transactions

Certain of the Funds may use dollar rolls and reverse repurchase agreements. In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. In a dollar roll, the securities that are to be purchased will be of the same type and have the same interest rate as the sold securities, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund earns interest by investing the transaction proceeds during the roll period.

In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price. During the period between the sale and the forward purchase, the Fund will continue to receive principal and interest payments on the securities sold. A Fund may also receive interest income similar to that received in the case of dollar rolls.

A Fund will normally use the proceeds of dollar roll and reverse repurchase agreement transactions to maintain offsetting positions in securities or repurchase agreements that mature on or before the settlement date for the related dollar roll or reverse repurchase agreement. The market value of securities sold under a reverse repurchase agreement or dollar roll is typically greater than the amount to be paid for the related forward commitment. Reverse repurchase agreements and dollar rolls involve the risk that the buyer of the sold securities might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, such buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision.

Whenever a Fund enters into a dollar roll or reverse repurchase agreement transaction, it will segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily with the Fund’s custodian. The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable. Segregating assets may limit a Fund’s ability to pursue other investment opportunities.

Since a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, dollar rolls and reverse repurchase agreements will involve leverage. However, since the acquired securities or repurchase agreements must satisfy a Fund’s credit quality requirements and mature on or before the settlement date for the related dollar roll or reverse repurchase agreement, and because the Fund will segregate assets as described above, RS Investments believes that these transactions do not present the risks associated with other types of leverage.

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When-Issued or Delayed-Delivery Transactions

Certain of the Funds may enter into when-issued or delayed delivery transactions. In when-issued or delayed-delivery transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued or delayed-delivery basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because the Fund is not required to pay for when-issued or delayed-delivery securities until the delivery date,  they may result in a form of leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract.

Loan Participations

Certain of the Funds may also invest in loan participation interests, which are interests in loans made to corporate, governmental or other borrowers. These interests take the form of interests in, or assignments of loans, and are acquired from banks, insurance companies or other financial institutions that have either made the loans or participated in the loan syndicate. These interests, which may be of any credit quality, involve the risk of insolvency or default by the borrower. In addition, participation interests carry the risk of insolvency of the lender from which the interest was acquired.

Repurchase Agreements

A Fund may enter into repurchase agreements. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). It is the Trust’s present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition established by the Trustees of the Trust and only with respect to obligations of the U.S. Government or its agencies or instrumentalities or other high-quality, short-term debt obligations. Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. An Adviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Agency and Instrumentality Securities

U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.

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U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.

Certificates of Deposit. Certificates of deposit are negotiable receipts issued by a bank or savings and loan association in exchange for the deposit of funds. A certificate of deposit earns a specified rate of return over a definite period of time. Normally a certificate can be traded in a secondary market prior to maturity. Eurodollar certificates of deposit (“Euro CDs”) are U.S. dollar-denominated deposits in banks outside the U.S. Eurodollar deposits in foreign branches of U.S. banks are the legal equivalent of domestic deposits, but are not covered by FDIC insurance. Yankee certificates of deposit (“Yankee CDs”) are U.S. dollar-denominated deposits issued and payable by U.S. branches of foreign banks. Foreign securities (i.e., Euro CDs and Yankee CDs) may be affected by political, social and economic developments abroad. Foreign companies and foreign financial institutions may not be subject to accounting standards or governmental supervision comparable to their U.S. counterparts, and there may be less public information about their operations. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Foreign countries may impose withholding taxes on interest income from investments in securities issued there, or may enact confiscatory taxation provisions targeted to certain investors. The time period for settling transactions in foreign securities may be longer than the time period permitted for the settlement of domestic securities transactions. In addition, the market prices for foreign securities are not determined at the same time of day as the net asset value for the Fund’s shares. It may be difficult to obtain and enforce judgments against foreign entities, and the expenses of litigation are likely to exceed those which would be incurred in the United States.

Commercial Paper. Commercial paper is generally defined as unsecured short-term notes issued in bearer form by large, well-known corporations and finance companies. Maturities on commercial paper range from a few days to nine months. Commercial paper is also sold on a discount basis.

Bankers Acceptances. Bankers acceptances generally arise from short-term credit arrangements designed to enable businesses to obtain funds in order to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.

Securities Lending

A Fund may lend its portfolio securities, provided:  (1) the loan is secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan.

Before a Fund enters into a loan, an Adviser considers all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by a Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. A Fund will not lend portfolio securities to borrowers affiliated with the Fund.

Short Sales

A Fund may engage in short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to

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repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund’s custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price.

Foreign Investments

Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.

In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.

Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, certain of the Funds may invest in the shares of such other investment companies. In addition, a portion of the equity and convertible securities which may be acquired by certain Funds may be issued by foreign companies that, in each of their most recent fiscal years, derived more than 15% of their gross revenues from their activities as brokers, dealers, underwriters or investment advisers. The Legacy Guardian Funds received exemptive relief granted by the SEC to acquire such securities.

In addition, certain of the Funds may also invest a portion of its assets in unit trusts organized in the United Kingdom (which are analogous to United States mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.

Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; and (viii) the possibility that recent favorable economic developments in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries. The risks associated with developing countries may be particularly acute for RS International Growth Fund and RS Emerging Markets Fund.

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Foreign Currency Transactions

A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. A Fund may engage in both “transaction hedging” and “position hedging.”

There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.

When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.

For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option. A Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in the opinion of an Adviser, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principle trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the

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value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved

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in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Other Investment Companies

A Fund may invest in securities of other open- or closed-end investment companies, including shares of open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, to the extent that such investments are consistent with a Fund’s investment objective and policies and permissible under the 1940 Act. In general, under the 1940 Act, investment companies such as the Funds may not (i) invest more than 10% of their total assets in securities of other investment companies, (ii) own more than 3% of the outstanding voting securities of any one investment company, or (iii) invest more than 5% of their total assets in the securities of any single investment company. A Fund may invest in other investment companies either during periods when they have large amounts of uninvested cash or when an Adviser believes share prices of other investment companies offer attractive values. As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. An Adviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to other investment opportunities. Shares of open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases.

ETFs are hybrid investment companies that are registered as open-end investment companies or unit investment trusts (“UITs”) but possess some of the characteristics of closed-end funds. ETFs typically hold a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of ETFs include S&P Depositary Receipts (“SPDRs”) and iShares, which may be obtained from the UIT or investment company issuing the securities or purchased in the secondary market (SPDRs are listed on the American Stock Exchange, and iShares are listed on the NYSE). ETF shares traded in the secondary market may be purchased and sold at market prices in transactions on an exchange. The market price may be higher or lower than the net asset value of the securities held by the ETF. The sale price and redemption price of ETF shares obtained from the investment company or UIT issuing the securities is based on the values of the securities held by that investment company or UIT.

Precious Metals

The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers.

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Master Limited Partnerships

Certain of the Funds may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Real Estate Investment Trusts

Certain of the Funds may invest in real estate investment trusts (“REITs”), which are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. Typically, a Fund will invest in publicly-traded REITs listed on national securities exchanges. The yields available from investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with direct ownership in real estate, including economic downturns that have an adverse effect on real estate markets. A REIT may be affected by changes in the value of the underlying property owned by such REIT or by the quality of any credit extended by the REIT. Like regulated investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). REITs are dependent on management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are also subject to interest rate risks. By investing in a REIT, a Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code.

Zero-coupon Debt Securities and Payment-in-Kind Securities

Certain of the Funds may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”); the risks associated with these securities may be particularly applicable to RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, and RS Tax-Exempt Fund. The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.

Zero-coupon securities in which a Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the net asset value of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.

Certain of the Funds also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature.

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Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations

RS Tax-Exempt Fund may invest more than 25% of the value of its total assets in Municipal Obligations (as defined in the Prospectus) which pay interest from similar revenue sources or securities which are offered within a single state. When Municipal Obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject RS Tax-Exempt Fund to greater risks than a fund which does not concentrate its assets in this manner.

Subsequent to its purchase by a Fund, an issue of rated Municipal Obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such Municipal Obligations by the Fund, but an Adviser will consider the event in determining whether the Fund should continue to hold the Municipal Obligations. To the extent that the ratings given by Moody’s or Standard & Poor’s for Municipal Obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.

Municipal Lease/Purchase Agreements

Certain of the Funds may invest in Municipal Lease/Purchase Agreements which are similar to installment purchase contracts for property or equipment. These obligations typically are not fully backed by the issuing municipality’s credit and their interest may become taxable if the lease is assigned. If the governmental issuer does not appropriate sufficient funds for the following year’s lease payments, the lease will terminate, with the possibility of default on the lease obligation, which may result in loss to the Fund.

Variable Rate Demand Notes

Certain of the Funds may purchase tax-exempt floating and variable rate demand notes and bonds. Variable rate demand notes include master demand notes. Master demand notes are frequently secured by letters of credit or other credit supports, which are not expected to adversely affect the tax-exempt status of these obligations. Master demand notes are redeemable at face value, but there is no established secondary market for them. Accordingly, when these obligations are not secured, a Fund’s right to redeem depends on the borrower’s ability to pay principal and interest on demand. A Fund’s Adviser seeks to monitor the creditworthiness of the issuers of any floating and variable rate demand obligations in a Fund’s portfolio to attempt to minimize this risk. Master demand notes with a demand feature extending for more than seven days are treated as illiquid securities.

Stand-by Commitments

Certain of the Funds may acquire stand-by commitments from brokers, dealers or banks to facilitate its portfolio liquidity. Under a stand-by commitment, the obligor must repurchase, at the Fund’s option, specified securities held in the Fund’s portfolio at a specified price. Thus, stand-by commitments are comparable to put options. The exercise of a stand-by commitment is subject to the ability of the seller to make payment on demand. A Fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying Municipal Obligation and similarly decreasing such security’s yield. Gains realized in connection with stand-by commitments will be taxable.

Tender Option Bonds

Certain of the Funds may invest in tender option bonds, which generally are long-term Municipal Obligations which are coupled with options to tender the underlying Municipal Obligations to third arty financial institutions at periodic intervals. Holders of tender option bonds pay periodic fees to the financial institution(s) that provide(s) the option(s). Such fees are typically equal to the difference between the Municipal Obligation’s fixed coupon rate and the rate at or near the commencement of the option period that would cause the securities, coupled with the tender option, to trade at par on the date that a remarketing or similar agent would make the relevant rate determinations. Thus, the holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event

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of a default in payment of principal or interest on the underlying Municipal Obligation and for other reasons. Accordingly, a Fund’s Adviser will seek to monitor, on an ongoing basis, the creditworthiness of: (1) the issuers of Municipal Obligations which are coupled with tender options; (2) any custodian; and (3) the provider of the tender option.

A Fund will purchase tender option bonds only when it is satisfied that any custodial arrangements and the tender option arrangements, including the fee payment arrangements, will not adversely affect the tax-exempt status of the underlying Municipal Obligations and that payment of any tender fees will not have the effect of creating taxable income for the Fund.

Tobacco Settlement Revenue Bonds

Certain of the Funds may invest in tobacco settlement revenue bonds. Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.

A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.

Portfolio Turnover

Many of the Funds, particularly the Legacy RS Funds, have experienced high rates of portfolio turnover in recent years. These rates were generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and not reflective of a material change in investment strategy.

Temporary Defensive Strategies

At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets.

In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests.

If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

RS S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of  any Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to RS S&P 500 Index Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to RS S&P 500 Index Fund or its Investment Adviser. S&P has no obligation to take the needs of the Investment Adviser or the owners of RS S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not

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responsible for and has not participated in the determination of the prices and amount of RS S&P 500 Index Fund or the timing of the issuance or sale of RS S&P 500 Index Fund or in the determination or calculation of the equation by which RS S&P 500 Index Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of RS S&P 500 Index Fund.

 S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY RS S&P 500 INDEX FUND, OWNERS OF RS S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN, S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

THE FUNDS’ INVESTMENT LIMITATIONS

The Trust has adopted the following fundamental investment restrictions, which (except to the extent they are designated as nonfundamental as to any Fund) may not be changed without the affirmative vote of a majority of the outstanding voting securities of the affected Fund.

As fundamental investment restrictions, which may not be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund, a Fund may not:

1.               (RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except that each of the Funds may borrow money to the extent contemplated by Restriction 3 below;

(All Funds except RS Diversified Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) issue any class of securities which is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law;

2.               (RS Diversified Growth Fund, The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) purchase securities on margin (but a Fund may obtain such short-term credits as may be necessary for the clearance of transactions) (Margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin for this purpose.);

3.               (RS Diversified Growth Fund, The Information Age Fund®, RS Smaller Company Growth Fund, and RS Global Natural Resources Fund) borrow more than one-third of the value of its total assets less all liabilities and indebtedness (other than such borrowings) not represented by senior securities;

(RS Emerging Growth Fund) borrow money, except to the extent permitted by applicable law;

(RS Growth Fund, RS MidCap Opportunities Fund, RS Investors Fund, RS Partners Fund, RS Value Fund, RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS Asset Allocation Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund) borrow money, except to the extent permitted by applicable law from time to time;

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(RS Internet Age Fund®) borrow money, except to the extent permitted by applicable law, regulation or order;

Note:  The Investment Company Act of 1940, as amended, currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

4.               act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

5.               (i) (as to 75% of each of RS Diversified Growth Fund’s, RS Global Natural Resources Fund’s, RS Internet Age Fund’s®, RS MidCap Opportunities Fund’s, RS Smaller Company Growth Fund’s, and The Information Age Fund’s® total assets and 50% of RS Partners Fund’s total assets) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

(as to 75% of each of RS Emerging Growth Fund’s, RS Growth Fund’s, and RS Value Fund’s total assets) purchase any security (other than U.S. Government securities), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer;

(as to 75% of each of RS Large Cap Value Fund’s, RS Core Equity Fund’s, RS Small Cap Core Equity Fund’s, RS S&P 500 Index Fund’s, RS International Growth Fund’s, RS Emerging Markets Fund’s, RS Investment Quality Bond Fund’s, RS Low Duration Bond Fund’s, RS High Yield Bond Fund’s, RS Tax-Exempt Fund’s, RS Cash Management Fund’s, and RS Asset Allocation Fund’s total assets) purchase any security (other than U.S. Government securities or securities of other investment companies), if as a result more than 5% of the Fund’s total assets (taken at current value) would then be invested in securities of a single issuer; or

(ii) purchase any security if as a result 25% or more of the Fund’s total assets (taken at current value) would be invested in a single industry, except that:

The Information Age Fund® will invest without limit in any one or more information technology industries

RS Global Natural Resources Fund will invest without limit in any one or more natural resources industries, as described in the Trust’s Prospectus at the time;

RS Internet Age Fund® will invest in companies RS Investments believes are likely to benefit substantially from the development of the Internet without limitation as to industry concentration;

RS S&P 500 Index Fund may purchase securities in excess of this limitation to the extent necessary from time to time to replicate the composition of the Standard & Poor’s 500 Index in accordance with the Fund’s investment objective; and

RS Tax-Exempt Fund shall not be limited in its purchase of municipal obligations, as described in the Fund’s prospectus at the time.

6.               (RS Diversified Growth Fund, The Information Age Fund®, RS Smaller Company Growth Fund,  and RS Global Natural Resources Fund) invest in securities of any issuer if any officer or Trustee of the Trust or any officer or director of RS Investments owns more than ½ of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than ½ of 1% own in the aggregate more than 5% of the outstanding securities of such issuer  (This policy is non-fundamental as to RS Smaller Company Growth Fund);

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7.               make loans, except by purchase of debt obligations or other financial instruments in which a Fund may invest consistent with its investment policies, by entering into repurchase agreements, or through the lending of its portfolio securities. A Legacy Guardian Fund may make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the Securities and Exchange Commission;

8.               (i) (Legacy RS Funds) purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except as required in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectus or this SAI at the time;

(ii) (Legacy Guardian Funds) purchase commodities, except that a Fund may purchase and sell commodity contracts or any type of commodity-related derivative instrument (including, without limitation, all types of commodity-related swaps, futures contracts, forward contracts, and options contracts); and

9.               purchase or sell real estate or interests in real estate, including real estate mortgage loans, although  (i) it may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts, and (ii) RS Global Natural Resources Fund may invest in any issuers in the natural resources industries, as described in the Prospectus at the time. (For purposes of this restriction, investments by a Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

It is contrary to the current policy of each of the Funds, which policy may be changed without shareholder approval, to invest more than 15% of its net assets, and more than 10% of its net assets for RS Cash Management Fund, in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

All percentage limitations on investments will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees. As a matter of policy, the Trustees would not materially change a Fund’s investment objective without shareholder approval.

The 1940 Act provides that a “vote of a majority of the outstanding voting securities” of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of a Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Agreement and Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out their responsibility, including the election and removal of the Trust’s officers.

The following table presents information about each of the Trustees and executive officers of the Trust, including the Trustees’ and executive officers’ principal occupations for the last five years, although the titles may not have been the same throughout, and similar prior positions within the same company are omitted. Unless

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otherwise indicated, the business address of the persons listed below is c/o RS Investments, 388 Market Street, 17th Floor, San Francisco, CA  94111.

Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Disinterested Trustees

Leonard B. Auerbach Age 60	Trustee; Chairman of the Board; Co-Chairman of the Board, August 2004-February 2006	Since June 1987	Chairman and CEO, L, B, A & C, Inc., a consulting firm; formerly, Managing Director and CEO, AIG CentreCapital Group, Inc., a financial services firm.	35	Director, Luminent Mortgage Capital, Inc.; Trustee, RS Variable Products Trust

Judson Bergman Age 49	Trustee	Since May 2006	Founder and CEO, Envestnet Asset Management, a provider of back-office solutions for financial advisors and the wealth management industry.	35	Trustee, RS Variable Products Trust

Jerome S. Contro Age 50	Trustee; Co-Chairman of the Board, August 2004-February 2006	Since June 2001	Partner, Tango Group, a private investment firm.	35	Director, Janus Capital Group; Trustee, RS Variable Products Trust

John W. Glynn, Jr. Age 66	Trustee	Since July 1997	President, Glynn Capital Management, an investment management firm.	35	Trustee, RS Variable Products Trust

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Anne M. Goggin, Esq. Age 57	Trustee	Since August 2006	Attorney at law in private practice; formerly, Partner, Edwards and Angell, LLP; formerly, General Counsel and Senior Vice President, New England Life Insurance Company, an insurance company, Chief Counsel — Individual Business, Metropolitan Life Insurance Company, an insurance company, and Chairman, President and CEO, MetLife Advisors LLC, an investment management firm.	35	Trustee, RS Variable Products Trust

Interested Trustee

Dennis J. Manning* Age 59	Trustee	Since August 2006	President and CEO, The Guardian Life Insurance Company of America, an insurance company (“Guardian Life”).	35	Trustee, RS Variable Products Trust

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Principal Officers

Terry R. Otton Age 52	President and Principal Executive Officer

President and Principal Executive Officer since September 2005; Co-President and Co-Principal Executive Officer, November 2004-September 2005; Treasurer and Principal Financial and Accounting Officer, May 2004-September 2006

			CEO (prior to September 2005, co-CEO, COO, and CFO and prior to August 2006, CEO and CFO), RS Investments; formerly, Managing Director, Putnam Lovell NBF Group Inc., an investment banking firm.	N/A	N/A

James E. Klescewski Age: 50	Treasurer and Principal Financial and Accounting Officer	Since September 2006

CFO, RS Investments; formerly, CFO, JCM Partners, LLC, an investment management firm; formerly, CFO, Private Wealth Partners, LLC, an investment management firm; formerly CFO, Fremont Investment Advisors, Inc., an investment management firm; formerly, CFO, Montgomery Asset Management, LLC, an investment management firm.

				N/A	N/A

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Name, Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served+	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships++

Benjamin L. Douglas Age 39	Vice President, Secretary, and Chief Legal Officer	Vice President and Secretary since February 2004; Chief Legal Officer since August 2004	General Counsel, RS Investments; formerly, Vice President and Senior Counsel, Charles Schwab Investment Management, Inc., an investment management firm.	N/A	N/A

John J. Sanders, Jr. Age 61	Senior Vice President, Chief Compliance Officer, and Anti-Money Laundering Compliance Officer	Senior Vice President since November 2004; Chief Compliance Officer since August 2004; Anti-Money Laundering Compliance Officer since May 2004	Chief Compliance Officer, RS Investments; formerly, Chief Compliance Officer and co-COO, Husic Capital Management, an investment management firm.	N/A	N/A

+ Under the Trust’s Agreement and Declaration of Trust, a Trustee serves until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Under the Trust’s By-Laws, officers hold office at the pleasure of the Trustees. In addition, the Trustees have designated a mandatory retirement age of 72, which can be deferred annually by unanimous vote of all members of the Board, excluding the member who has reached the retirement age.

++ Directorships or trusteeships of companies required to report to the SEC (i.e., “public companies”).

* Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of GIS, which owns a majority of the ownership interest in RSIM Co., the Trust’s investment adviser.

Committees of the Board of Trustees

The RS Board of Trustees has two standing committees – the Audit Committee and the Nominating Committee. The purposes of the Audit Committee are: to oversee the accounting and financial reporting processes of the Trust and each of its series and its internal control over financial reporting and, as the Committee deems appropriate, to inquire into the internal control over financial reporting of certain third-party service providers; to oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; to oversee, or, as appropriate, assist Board oversight of, the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal control over financial reporting, and independent audits; to approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence, and performance of the Trust’s independent registered public accounting firm; and to act as liaison between the Trust’s independent registered public accounting firm and the full Board. The members of the Audit

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Committee are Messrs. Auerbach, Bergman, Contro, and Glynn. The Audit Committee met four times during the fiscal year ending December 31, 2005.

The responsibility of the Nominating Committee is to supervise the nominations and elections of disinterested Trustees of the Trust. The Nominating Committee is composed of Messrs. Auerbach, Bergman, Contro, and Glynn. The Nominating Committee met three times during the fiscal year ending December 31, 2005. The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. To submit properly a nominee recommendation for the Committee’s consideration, a shareholder must submit such recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. The recommendation must be delivered to the Trust not less than 45 days nor more than 75 days prior to the date of the Nominating Committee meeting at which the candidate would be considered, and must include: (i) biographical information regarding the candidate, the series and number of shares of the Trust owned of record or beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust, and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

Beneficial Ownership

The following table discloses the dollar range of equity securities beneficially owned by each Trustee in any Fund and, on an aggregate basis, in all of the funds in the Fund Complex as of December 31, 2005.

Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(2)

Disinterested Trustees
Leonard B. Auerbach

RS Emerging Growth Fund
>$100,000

RS Growth Fund
>$100,000

RS Internet Age Fund®
$50,001-$100,000

RS MidCap Opportunities Fund
$50,001-$100,000

RS Smaller Company Growth Fund
>$100,000

RS Partners Fund

>$100,000

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Name of Trustee	Dollar Range of Equity Securities in the Funds(1)	Aggregate Dollar Range of Equity Securities in All Funds in the Fund Complex(2)

>$100,000 RSValue Fund >$100,000

Judson Bergman(3)	None	None

Jerome S. Contro

RS Emerging Growth Fund
$50,001-$100,000

RS MidCap Opportunities Fund
$10,001-$50,000

RS Smaller Company Growth Fund
$50,001-$100,000

RS Global Natural Resources Fund
$10,001-$50,000

RS Partners Fund
>$100,000

>$100,000

John W. Glynn, Jr.	RS Emerging Growth Fund $10,001-$50,000 RS Smaller Company Growth Fund >$100,000	>$100,000

Anne M. Goggin, Esq. (3)	None	None

Interested Trustee
Dennis J. Manning(3)	None	None

(1)      The Legacy Guardian Funds commenced operations on or after the date of this SAI.

(2)      Includes indirect notional interests of disinterested Trustees under the Trust’s deferred compensation plan.

(3)      Mr. Bergman was elected to the Board of Trustees on May 9, 2006. Ms. Goggin and Mr. Manning were elected to the Board of Trustees on August 31, 2006.

The following table provides information regarding each class of securities owned beneficially by any current disinterested Trustee and his immediate family members as of December 31, 2005, in RS Investments, GIS, the principal underwriter of the Funds, Guardian Baillie Gifford Limited (“GBG”), Baillie Gifford Overseas Limited (“BG Overseas”), or UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), or in any entity (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with RS Investments, GIS, GBG, BG Overseas, or UBS Global AM:

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Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Leonard B. Auerbach*	—	—	—	—	—

Judson Bergman	—	—	—	—	—

Jerome S. Contro	—	—	—	—	—

John W. Glynn, Jr.	—	—	—	—	—

Anne M. Goggin, Esq.	—	—	—	—	—

* Mr. Auerbach is a Limited Partner of RS Residential Fund, L.P., of which RSRF Company, L.L.C., an affiliate of RS Investments, is the general partner. He is also a Member of RS Property Fund IV, L.L.C. and RS Commercial Property Fund L.L.C., of which RS Fund IV Manager L.P. and RSCPF Manager, L.L.C., respectively, affiliates of RS Investments, are the Managing Members. The value of Mr. Auerbach’s interest in these entities as of December 31, 2005, was approximately $100,000.

Compensation

Pursuant to the terms of the investment advisory agreement between the Trust, on behalf of each Fund and the other series of the Trust, and RS Investments (the “Advisory Agreement”), RS Investments pays all compensation of officers of the Trust as well as the fees and expenses of all Trustees of the Trust who are interested persons of the Trust (as defined in the 1940 Act). The Trust, together with RS Variable Products Trust, pays each disinterested Trustee a quarterly fee of $20,000 and reimburses their actual out-of-pocket expenses relating to attendance at the meetings of the Board of Trustees. The annual compensation for the Chairman of the Board is $100,000, and the annual compensation for the Chairman of the Audit Committee is $90,000. Each disinterested Trustee is also paid a fee for each telephonic meeting of the Board of Trustees in which he or she participates. The Trust may from time to time pay additional compensation to one or more Trustees for services performed or expenses incurred by those Trustees on behalf of the Trust, in amounts approved by the Board of Trustees. Each Fund pays its allocable portion of Trustee fees and expenses based on each such Fund’s net asset value. For Funds that have not completed a full year of operations, the amounts set forth in the table are the estimated amounts of each such Fund’s allocable portion of Trustee fees for the current fiscal year.

Compensation Table

For the Year Ended December 31, 2005^

Name of Funds	Leonard B. Auerbach	Judson Bergman*	Jerome S. Contro	John W. Glynn, Jr.	Anne M. Goggin, Esq.**	Dennis J. Manning***

RS Diversified Growth Fund	$10,745	—	$7,197	$7,197	—	—

RS Emerging Growth Fund	$17,057	—	$11,881	$11,881	—	—

RS Growth Fund	$3,141	—	$2,278	$2,278	—	—

The Information Age Fund®	$1,517	—	$1,053	$1,053	—	—

RS Internet Age Fund®	$1,263	—	$893	$893	—	—

RS MidCap Opportunities Fund	$3,075	—	$2,244	$2,244	—	—

RS Smaller Company Growth Fund	$3,218	—	$2,379	$2,379	—	—

RS Global Natural Resources Fund	$16,408	—	$13,364	$13,364	—	—

RS Investors Fund****	$45	—	$45	$45	—	—

RS Partners Fund	$30,141	—	$22,052	$22,052	—	—

RS Value Fund	$15,640	—	$12,614	$12,614	—	—

RS Core Equity Fund	$1,402.32	$1,121.86	$1,121.86	$1,262.09	$1,121.86	—

RS Large Cap Value Fund	$163.72	$130.97	$130.97	$147.34	$130.97	—

RS Small Cap Core Equity Fund	$288.48	$230.78	$230.78	$259.63	$230.78	—

RS Asset Allocation Fund	$222.82	$178.26	$178.26	$200.54	$178.26	—

RS S&P 500 Index Fund	$311.64	$249.31	$249.31	$280.48	$249.31	—

RS International Growth Fund	$124.32	$99.46	$99.46	$111.89	$99.46	—

RS Emerging Markets Fund	$350.90	$280.72	$280.72	$315.81	$280.72	—

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Name of Funds	Leonard B. Auerbach	Judson Bergman*	Jerome S. Contro	John W. Glynn, Jr.	Anne M. Goggin, Esq.**	Dennis J. Manning***

RS Investment Quality Bond Fund	$213.47	$170.78	$170.78	$192.13	$170.78	—

RS Low Duration Bond Fund	$59.96	$47.97	$47.97	$53.97	$47.97	—

RS High Yield Bond Fund	$137.14	$109.71	$109.71	$123.43	$109.71	—

RS Tax-Exempt Fund	$174.69	$139.75	$139.75	$157.22	$139.75	—

RS Cash Management Fund	$731.78	$585.43	$585.43	$658.61	$585.43	—

Pension or Retirement Benefits Accrued as Part of Trust Expenses	—	—	—	—	—	—

Estimated Annual Benefits Upon Retirement	—	—	—	—	—	—

Total Cash Compensation From Fund Complex†	$111,094	$7,075	$83,075	$83,960	$7,075	—

^ Includes estimated compensation anticipated to be received by the Trustees in the current fiscal year from series of the Trust that have not completed a full year of operations.

*  Elected to the Board of Trustees on May 9, 2006.

** Elected to the Board of Trustees on August 31, 2006.

*** Mr. Manning is an “interested person” under the 1940 Act by virtue of his position with Guardian Life, the indirect parent of Guardian Investor Services LLC (“GIS”), which owns a majority of the ownership interest in RSIM Co., the Trust’s investment adviser.

**** RS Investors Fund commenced operations on November 15, 2005.

† Includes estimated compensation anticipated to be received by the Trustees in the current fiscal year from series of the Trust that have not completed a full fiscal year of operations. Under a Deferred Compensation Plan (the “Plan”) adopted May 6, 2002, a disinterested Trustee may elect to defer receipt of all, or a portion, of his annual compensation. The amount of a Fund’s deferred compensation obligation to a Trustee is determined by adjusting the amount of the deferred compensation to reflect the investment return of one or more Funds designated for the purpose by the Trustee. A Fund may cover its deferred compensation obligation to a Trustee by investing in one or more of such designated Funds. Each Fund’s liability for deferred compensation to a Trustee is adjusted periodically to reflect the investment performance of the Funds designated by the Trustee. Deferred amounts remain in a Fund until distributed in accordance with the Plan. As of December 31, 2005, the total amount of deferred compensation payable to or accrued for Mr. Auerbach was $334,877, for Mr. Contro was $369,015, and for Mr. Glynn was $351,872.

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Waivers of Certain Sales Loads

There is no initial sales charge on Class A shares of RS Cash Management Fund.

Class A share purchases are available without initial or contingent deferred sales charges to:

•                          certain financial intermediaries such  as broker-dealers, financial institutions, and registered investment advisers who offer fee-based “wrap account” programs and employee benefit plans;

•                          existing shareholders of any of the Funds on or prior to October 6, 2006, who may make future purchases without initial or contingent deferred sales charges through the accounts in which these shares are currently held;

•                          RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts.

•                          present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life or their subsidiaries;

•                          directors, trustees, or officers of any open-end investment management company within the RS Investments fund complex;

•                          trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named  above;

•                          present and retired directors, trustees, officers, partners, and employees of  broker-dealer firms that have written sales agreements with RS Investments or GIS;

•                          spouses, parents, siblings, children, and grandchildren of the individuals named above;

•                          qualified retirement plans that invest $3 million in plan assets;

•                          direct rollovers into a RS Investment Trust IRA from a qualified retirement plan that is invested in RS Investment Trust;

•                          any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity; and

•                          RS Asset Allocation Fund, when it makes purchases of other Funds.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales charge. However, a contingent deferred sales charge will apply for these purchases over $1 million that are redeemed within 18 months.

You may also qualify for a reduced initial sales charge through the Rights of Accumulation program and through investment by Letter of Intent. Information about sales charge discounts is also available free of charge on the Fund’s website, www.RSinvestments.com.

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Codes of Ethics

The Trust, RS Investments, GIS, GBG, BG Overseas, and UBS Global AM have each adopted codes of ethics under rule 17j-1 of the Investment Company Act which permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by a Fund.

Control Persons and Principal Holders

As of September 30, 2006, to the Funds’ knowledge, the shareholders who owned of record more than 5% of the outstanding shares of any Fund were as follows:

Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Emerging Growth Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,361,444	19.21%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	2,544,376	11.21%

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	1,534,736	6.76%

RS Growth Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FD DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,590,701	22.80%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	1,547,966	13.62%

RS Value Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT FBO CUSTOMERS ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21,569,554	31.01%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	18,783,867	27.01%

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Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Partners Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	15,840,416	22.55%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	10,856,230	15.46%

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	6,821,599	9.71%

RS MidCap Opportunities Fund

INVESTORS BANK & TRUST COMPANY TTEE CUST FOR VARIOUS RETIREMENT PLANS TERRY DEGATANO TTEE 4 MANHATTANVILLE RD MD 2-41 PURCHASE NY 10577-2139	4,105,019	21.87%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,624,380	13.98%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	1,818,016	9.69%

RS Internet Age Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,321,204	36.33%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	1,037,558	11.35%

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Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Investors Fund

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 CHURCH STREET STATION NEW YORK NY 10008-3908	1,977,841	38.75%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT FBO CUSTOMERS ACCOUNT ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,090,584	21.37%

NATIONAL INVESTOR SERVICES FBO 55 WATER STREET,32ND FLOOR NEW YORK NY 10041-3299	399,590	7.83%

The Information Age Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,313,178	26.13%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS 511 PINE ST # 4402087521 SEATTLE WA 98101-1709	871,979	17.35%

SMITH BARNEY 401(K) ADVISOR GROUP CITIGROUP INSTITUTIONAL TRUST CO 400 ATRIUM DR SOMERSET NJ 08873-4162	265,814	5.29%

RS Global Natural Resources Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17,064,433	33.36%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	11,419,269	22.33%

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Shareholder	Shares Owned	Percentage of Outstanding Shares of Fund Owned

RS Diversified Growth Fund

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,465,933	22.58%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	1,667,662	15.27%

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	692,152	6.34%

RS Smaller Company Growth Fund

CITIGROUP GLOBAL MARKETS INC 388 GREENWICH STREET 333 W 34TH ST NEW YORK NY 10001-2402	5,179,554	36.02%

NATIONAL FINANCIAL SERVICES CORP FBO THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 3908 NEW YORK NY 10008-3908	1,237,940	8.61%

FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS CO INC (FIIOC) AS AGENT CERTAIN EMPLOYEE BENEFIT PLAN 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1999	1,150,099	8.00%

CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN MUTUAL FUNDS DEPARTMENT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,125,450	7.83%

UNION CENTRAL LIFE INSURANCE CO ATTN ROBERTA UJVARY 1876 WAYCROSS RD CINCINNATI OH 45240-2899	893,312	6.21%

As of September 30, 2006, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.  The Trust is not aware of any shareholder who owns beneficially 5% or more of a Fund’s outstanding shares.

The Trust’s Agreement and Declaration of Trust and By-Laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust and By-Laws that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

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INVESTMENT ADVISORY AND OTHER SERVICES

RS Investments

RSIM Co., a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111,  is the investment adviser of each of the Funds. RSIM Co. or its investment advisory affiliates have been managing mutual fund investments since 1987.

GIS, an indirect wholly owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”), owns a majority of the ownership interests in RSIM Co. No person other than GIS owns more than 25% of the ownership interests in RSIM Co. Mr. Terry Otton, Chief Executive Officer of RSIM Co., serves as the Trust’s President and Principal Executive Officer. Mr. Benjamin Douglas, General Counsel of RSIM Co., serves as the Trust’s Chief Legal Officer, Secretary and Vice President.  Mr. James Klescewski, Chief Financial Officer of RSIM Co., serves as the Trust’s Treasurer and Principal Financial and Accounting Officer. The Board of Directors of RSIM Co. consists of eight members, including a chairman who is the Chief Executive Officer of Guardian Life, three other members designated by GIS, two members of the management of RSIM Co., and two members selected jointly by GIS and the management of RSIM Co.

The investment advisory agreement between RSIM Co. and the Trust, on behalf of each of the Legacy RS Funds (the “Advisory Agreement”), was approved by shareholders of RS Growth Fund, RS Internet Age Fund, RS Investors Fund, RS Partners Fund, and The Information Age Fund on August 21, 2006; RS Diversified Growth Fund, RS Emerging Markets Fund, RS Global Natural Resources Fund, RS MidCap Opportunities Fund, and RS Value Fund on August 21, 2006; and RS Smaller Company Growth Fund on August 22, 2006.  The terms of the Advisory Agreement are substantially identical to the investment advisory agreement between RS Investment Management, L.P. and the Trust that was in effect prior to the Acquisition, except that, as described below (i) RSIM Co. will provide administrative services to all of the Legacy RS Funds pursuant to the Advisory Agreement and (ii) the Advisory Agreement clarifies the role of RSIM Co. with respect to the selection and oversight of sub-advisers under the Advisory Agreement.

Pursuant to the Advisory Agreement, RS Investments, at its expense, furnishes investment management services with respect to the assets of each Fund, consistent with the investment objective and policies of such Fund and subject to the supervision and direction of the Trust’s Board of Trustees, and (i) furnishes the Trust with investment advice, research, and recommendations with respect to the investment of each Fund’s assets and the purchase and sale of its portfolio securities, (ii) furnishes the Trust and each Fund with reports, statements, and other data on securities, economic conditions, and other pertinent subjects, and (iii) in general, superintends and manages the investments of each Fund, subject to the ultimate supervision and direction of the Board of Trustees.

In addition, the Advisory Agreement provides that RS Investments provides all administrative services needed for the management and operation of each Fund and furnishes such office space and personnel as are needed by the Fund. The services of RS Investments to the Funds are not deemed to be exclusive, and RS Investments may provide similar or different services to others, so long as its ability to render the services provided for in the Advisory Agreement will not be impaired thereby.

The Advisory Agreement provides that RS Investments shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard by it of its obligations or duties, be subject to liability to the Trust or any Fund or the shareholders of any Fund for any act or omission in the course of, or connected with, its rendering services thereunder, or for any losses that may be sustained in the purchase, holding, or sale of any security by the Fund.

The Advisory Agreement provides that RS Investments may, at its option and expense with respect to a Fund, appoint a sub-adviser or sub-advisers.  The Advisory Agreement also states that unless the Board of Trustees specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of RS Investments in respect of the activities of any such sub-adviser shall be to provide the Board of Trustees its recommendation as to the initial selection of the sub-adviser and as to the periodic renewal of the sub-advisory agreement, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time and to report to the Board of Trustees periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, and (ii) assuming compliance by RS Investments with its obligation set out in clause (i) of this sentence in accordance with the standard of care set out in the Advisory Agreement, RS Investments shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part or the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund, RS Investments, or the sub-adviser.

Guardian Investor Services LLC

GIS serves as the sub-adviser for RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Asset Allocation Fund, RS S&P 500 Index Fund, and RS Cash

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Management Fund (the “GIS Sub-Advised Funds”). GIS and RS Investments have entered into a written Sub-Advisory, Sub-Administration and Accounting Services Agreement pursuant to which GIS provides sub-advisory, administrative and accounting services with respect to the GIS Sub-Advised Funds, subject to the general oversight of RS Investments and the Board of Trustees of the Trust. GIS and RS Investments have also entered into a written Sub-Administration and Accounting Services Agreement pursuant to which GIS provides administrative and accounting services to RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS Large Cap Value Fund.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GIS Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GIS Sub-Advised Funds or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance.

The Sub-Administration and Accounting Services Agreement will remain in effect with respect to each Fund for a period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust and (ii) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of RS Investments or GIS, cast in person at a meeting called for the purpose of voting on such continuance. Either Agreement may be terminated with respect to a Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such Fund, upon sixty (60) days written notice to GIS, and by GIS upon sixty (60) days written notice to the Trust.

With respect to its provision of administrative and accounting services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be subject to liability for losses beyond its control. In addition, GIS shall not be liable for (i) the validity or invalidity or authority or lack thereof of any instruction, notice, or other instrument which conforms to the applicable requirements of the agreement and which GIS reasonably believes to be genuine, or (ii) delays or errors or loss of data occurring by reason of circumstances beyond GIS ‘s control.

With respect to its provision of sub-advisory services, GIS shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GIS Sub-Advised Fund, the Trust, or to any shareholder of a GIS Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GIS Sub-Advised Fund.

Guardian Baillie Gifford Limited

Pursuant to a Sub-Advisory, Sub-Administration and Accounting Services Agreement between GBG and RS Investments, GBG serves as the sub-adviser for RS International Growth Fund and RS Emerging Markets Fund (the “GBG Sub-Advised Funds”). GBG was formed in November 1990 through a joint venture between The Guardian Insurance & Annuity Company, Inc., a wholly owned subsidiary of Guardian Life, and BG Overseas, which is wholly owned by Baillie Gifford & Co. GBG has entered into a investment sub-sub-advisory agreement with BG Overseas pursuant to which BG Overseas serves as sub-sub-adviser for the GBG Sub-Advised Funds and manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio, subject to the general oversight of GBG, RS Investments, and the Board of Trustees of the Trust.

The Sub-Advisory, Sub-Administration and Accounting Services Agreement will remain in effect with respect to each GBG Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective GBG Sub-Advised Fund or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or GBG, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated with respect to a GBG Sub-Advised Fund at any time, without payment of any penalty, by the Board of Trustees of the Trust or by a vote of a majority of voting securities of such GBG Sub-Advised Fund, upon sixty (60) days written notice to GBG, and by GBG upon sixty (60) days written notice to the Trust.

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With respect to its provision of administrative and accounting services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be subject to liability for losses beyond its control. In addition, GIS shall not be liable for (i) the validity or invalidity or authority or lack thereof of any instruction, notice, or other instrument which conforms to the applicable requirements of the agreement and which GBG reasonably believes to be genuine, or (ii) delays or errors or loss of data occurring by reason of circumstances beyond GBG’s control.

With respect to its provision of sub-advisory services, GBG shall not, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties or obligations, be liable to a GBG Sub-Advised Fund, the Trust, or to any shareholder of a GBG Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the GBG Sub-Advised Fund.

Baillie Gifford Overseas Limited

BG Overseas is the sub-sub-investment adviser for the GBG Sub-Advised Funds pursuant to a sub-sub-investment advisory agreement with GBG. Pursuant to this sub-sub-investment advisory agreement, BG Overseas manages the day-to-day operations of each GBG Sub-Advised Fund’s portfolio. In so doing, BG Overseas has full discretion to purchase and sell portfolio securities, to select brokers for the execution of such purchases, sales, and to negotiate brokerage commissions, if any, subject to monitoring by GBG. GBG continually monitors and evaluates the performance of BG Overseas.

The sub-sub-investment advisory agreement will continue in full force and effect with respect to each GBG Sub-Advised Fund for a period of one year, unless sooner terminated, and thereafter will continue in effect from year to year provided its continuance is specifically approved at least annually (1) by the Board of Directors of GBG and (2) by either (a) a majority of the outstanding securities of the respective GBG Sub-Advised Funds or (b) the Board of Trustees of the Trust, including approval by a vote of the majority of the Trustees who are not parties to the sub-sub-investment advisory agreement or “interested persons” of the Trust, GBG or BG Overseas, cast in person at a meeting called for the purpose of voting on such continuance.

The sub-sub-investment advisory agreement provides that neither BG Overseas, nor any of its officers, directors or employees shall be liable for any error of judgment or mistake of law or for any loss suffered by GBG or either GBG Sub-Advised Fund in connection with the matters to which the sub-investment advisory agreement relates, except for any loss resulting from willful misfeasance or misconduct, willful default, bad faith, or gross negligence in the performance of its or his /her duties on behalf of GBG or the Funds or from reckless disregard by BG Overseas or any such person of the duties of BG Overseas under the sub-sub-investment advisory agreement.

The sub-sub-investment advisory agreement includes a provision that if any 1940 Act requirement is relaxed by rule, regulation or order of the SEC, then any provision of the sub-sub-investment advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The sub-sub-investment advisory agreement may be terminated, without penalty, at any time by either party upon 60 days’ written notice and will terminate automatically upon its assignment. In addition, either party may terminate the sub-sub-investment advisory agreement immediately in any of the following situations: (1) the other party commits any material breach of its obligations under the agreement which, if curable, is not remedied within 30 days; (2) the dissolution of the other party; or (3) the termination or expiration of the joint venture agreement between GIAC and BG Overseas. Termination of the sub-sub-investment advisory agreement with respect to one GBG Sub-Advised Fund will not affect its validity with respect to the other GBG Sub-Advised Fund.

UBS Global Asset Management (Americas) Inc.

UBS Global AM serves as the investment sub-adviser for RS Large Cap Value Fund pursuant to a written investment sub-advisory agreement with RS Investments. Pursuant to this investment sub-advisory agreement and subject to the general oversight of RS Investments and the Board of Trustees of the Trust, and any written guidelines adopted by the Board or RS Investments and furnished to UBS Global AM, UBS Global AM will provide an investment management program for all or a designated portion of the assets of RS Large Cap Value Fund, including investment research and discretionary management with respect to all securities and investments in the Fund. UBS Global AM is responsible for placing purchase and sell orders with broker-dealers, which may include broker-dealers affiliated with UBS Global AM, and for negotiating commissions, if any, paid on investments and

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other related transactions for the portion of RS Large Cap Value Fund’s assets that UBS Global AM manages, subject to review by RS Investments. RS Investments continually monitors and evaluates the performance of UBS Global AM.

The investment sub-advisory agreement will continue in full force and effect with respect to RS Large Cap Value Fund for one year, unless sooner terminated,  and thereafter will continue in effect from year to year, provided its continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of RS Large Cap Value VIP Series or (ii) the Board of Trustees of the Trust, and (b) a vote of the majority of the Trustees who are not parties to the sub-investment advisory agreement or “interested persons” of RS Investments or UBS Global AM, cast in person at a meeting called for the purpose of voting on such continuance.

The investment sub-advisory agreement provides that neither UBS Global AM, nor any of its directors, officers, employees, agents, or affiliates shall be liable for any error of judgment or mistake of law or for any loss suffered by RS Large Cap Value Fund, the Trust, its shareholders or by RS Investments in connection with the matters to which the investment sub-advisory agreement relates, except for any loss resulting from UBS Global AM’s, or any of its directors’, officers’, employees’, agents’ (excluding any broker-dealer selected by UBS Global AM), or affiliates’ willful misfeasance, bad faith, or gross negligence in the performance of its or his /her duties on behalf of RS Investments or RS Large Cap Value Fund or from reckless disregard by UBS Global AM of its obligations and duties under the investment sub-advisory agreement.

The investment sub-advisory agreement includes a provision that if any 1940 Act requirement reflected in the investment sub-advisory agreement is made less restrictive by rule, regulation or order of the SEC, then any provision of the investment sub-advisory agreement which reflects such 1940 Act requirement shall be deemed to incorporate the effect of such rule, regulation or order.

The investment sub-advisory agreement may be terminated at any time, without penalty, by vote of the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities of RS Large Cap Value Fund on 60 days’ written notice to UBS Global AM. UBS Global AM may terminate the agreement at any time, without payment of any penalty, on 90 days’ written notice to RS Investments. RS Investments, after providing prior written notice to UBS Global AM, may also immediately terminate the investment sub-advisory agreement, without penalty, in the event of (i) material breach by UBS Global AM of any of the representations and warranties set forth in a certain section of the agreement, or (ii) if, in the reasonable judgment of RS Investments, UBS Global AM becomes unable to discharge its duties and obligations under the investment sub-advisory contract. The investment sub-advisory agreement will terminate automatically upon its assignment (or upon termination of RS Investments’ advisory agreement with the Trust as it relates to RS Large Cap Value Fund), except to the extent permitted under the investment sub-advisory agreement. Termination of the investment sub-advisory agreement with respect to RS Large Cap Value Fund will not affect its validity with respect to any other fund.

Management, Administrative, and Accounting Fees

Management Fees. The Funds pay RS Investments fees as compensation for the services provided by it under the Advisory Agreement. The amount of these management fees is accrued daily and payable monthly at fixed annual rates based on the average daily net assets of each Fund.

Recent Management Fees Paid by the Legacy RS Funds(1)

	Management Fees(2)	Fee Waivers/Reimbursement Of Expenses(3)

RS Diversified Growth Fund
Year ended 12/31/05	$6,459,404	$(67,572)
Year ended 12/31/04	$9,876,079	$(30,381)
Year ended 12/31/03	$7,553,158	—

RS Emerging Growth Fund
Year ended 12/31/05	$10,222,197	$(3,396)
Year ended 12/31/04	$14,654,639	$(35,749)

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	Management Fees(2)	Fee Waivers/Reimbursement Of Expenses(3)
Year ended 12/31/03	$14,458,526	—

RS Growth Fund
Year ended 12/31/05	$1,645,384	$(548)
Year ended 12/31/04	$1,712,674	$(424,134)
Year ended 12/31/03	$1,866,072	$(43,974)

The Information Age Fund®
Year ended 12/31/05	$955,925	$(311)
Year ended 12/31/04	$1,700,204	$(4,825)
Year ended 12/31/03	$1,453,852	—

RS Internet Age Fund®
Year ended 12/31/05	$809,091	$(246)
Year ended 12/31/04	$1,147,535	$(2,946)
Year ended 12/31/03	$919,407	—

RS MidCap Opportunities Fund
Year ended 12/31/05	$1,620,408	$(101,802)
Year ended 12/31/04	$1,315,049	$(236,196)
Year ended 12/31/03	$1,060,468	$(21,125)

RS Smaller Company Growth Fund
Year ended 12/31/05	$2,124,786	$(21,996)
Year ended 12/31/04	$2,032,835	$(6,163)
Year ended 12/31/03	$1,707,195	—

RS Global Natural Resources Fund
Year ended 12/31/05	$11,197,669	$(781,504)
Year ended 12/31/04	$3,008,036	$(301,498)
Year ended 12/31/03	$606,484	—

RS Investors Fund(4)
Year ended 12/31/05	$42,245	—
Year ended 12/31/04	—	—
Year ended 12/31/03	—	—

RS Partners Fund
Year ended 12/31/05	$19,167,413	$(778,413)
Year ended 12/31/04	$12,121,725	$(2,187,124)
Year ended 12/31/03	$3,833,832	$(107,708)

RS Value Fund
Year ended 12/31/05	$9,605,728	$(1,701)
Year ended 12/31/04	$3,170,553	$(515,920)
Year ended 12/31/03	$1,414,498	$(166,784)

(1) Paid to RS Investment Management, L.P. prior to September 1, 2006. The Legacy Guardian Funds commenced operations on or after the date of this SAI.

(2) After giving effect to any reimbursement or waiver by RS Investments.

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(3) Includes amount of management fees reduced or reimbursed by RS Investments pursuant to expense limitations, plus the amount of any other expenses for which RS Investments reimbursed the Fund or which RS Investments bore on behalf of the Fund.

(4) RS Investors Fund commenced operations on November 15, 2005.

Management, Administrative, and Accounting Services. RS Investments provides administrative services to each of the Funds pursuant to the Advisory Agreement with the Funds. The Trust, on behalf of each Legacy RS Fund, has entered into a Sub-Administration and Accounting Services Agreement with PFPC, Inc., a subsidiary of PNC Bank Corp, pursuant to which PFPC performs a variety of accounting, bookkeeping, and other administrative services for the Legacy RS Funds. For its services under the Agreement, PFPC has the right to receive fees from each Legacy RS Fund at the following annual rates:

Asset-Based Sub-Administration and Accounting Services Fee:

For each Legacy RS Fund with assets less than $50 million, 0.02% of such Fund’s average daily net assets.

For each Legacy RS Fund with assets between $50 million and $75 million, 0.045% of such Fund’s average daily net assets.

For Legacy RS Funds with assets in excess of $75 million:

0.07% of each Fund’s first $1,616,666,667 of average daily net assets;

0.04% of each Fund’s next $133,333,333 of average daily net assets; and

0.03% of each Fund’s average daily net assets in excess of $1.75 billion.

For Legacy RS Funds that commence operations after December 1, 1999, PFPC has agreed to waive 100% of its sub-administration and accounting service fees on the first $75 million in net assets of such Funds, excluding PFPC’s out-of-pocket expenses.

The table below states the total dollar amount in sub-administration and accounting service fees paid by each Legacy RS Fund to PFPC for each of the last three years.

	2005		2004	2003(1)

RS Diversified Growth Fund	$465,303		$699,718	$728,944

RS Emerging Growth Fund	$762,995		$1,031,468	$1,071,530

RS Growth Fund	$151,334		$157,728	$225,061

The Information Age Fund®	$73,875		$125,024	$172,237

RS Internet Age Fund®	$61,298		$86,130	$97,477

RS MidCap Opportunities Fund	$149,873		$116,557	$129,952

RS Smaller Company Growth Fund	$158,256		$149,060	$170,813

RS Global Natural Resources Fund	$846,254		$238,153	$74,001

RS Investors Fund(2)	$1,761	(3)	—	—

RS Partners Fund	$1,265,810		$984,468	$424,583

RS Value Fund	$798,917		$266,675	$185,824

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(1)          Following a waiver by PFPC of a portion of its fees, the total net dollar amount in sub-administration and accounting services fees paid by each Legacy RS Fund to PFPC in 2003 was:  RS Diversified Growth Fund: $535,823; RS Emerging Growth Fund $1,018,310; RS Growth Fund $139,109; The Information Age Fund: $101,404;  RS Internet Age Fund: $53,009;  RS Midcap Opportunities Fund: $81,280;  RS Smaller Company Growth Fund: $106,331;  RS Global Natural Resources Fund: $31,294;  RS Partners Fund: $280,928;  and RS Value Fund: $110,616.

(2)          RS Investors Fund commenced operations on November 15, 2005.

(3)          Following a waiver by PFPC of a portion of its fees, the total net dollar amount in sub-administration and accounting services fees paid by RS Investors Fund to PFPC was $916 in 2005.

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Legacy Guardian Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS Asset Allocation Fund	0.4750%
RS S&P 500 Index Fund	0.2375%
RS Investment Quality Bond Fund	0.4750%
RS Low Duration Bond Fund	0.4275%
RS High Yield Bond Fund	0.5700%
RS Tax-Exempt Fund	0.4750%
RS Cash Management Fund	0.4750%

For its services under the Sub-Administration and Accounting Services Agreement, GIS has the right to receive fees from RS Investments with respect to each Legacy Guardian Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS Core Equity Fund	0.052%

RS Large Cap Value Fund	0.042%

RS Small Cap Core Equity Fund	0.078%

For its services under the Sub-Advisory, Sub-Administration and Accounting Services Agreement, GBG has the right to receive fees from RS Investments with respect to each Legacy Guardian Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS International Growth Fund	0.76%

RS Emerging Markets Fund	0.95%

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For its services under the investment sub-advisory agreement, UBS Global AM has the right to receive fees from RS Investments with respect to RS Large Cap Value Fund at the annual rate of 0.43%.

For its services under the sub-sub-advisory agreement, BG Overseas has the right to receive fees from GBG with respect to each Legacy Guardian Fund listed below at the following annual rates:

Fund	Annual Fee Rate

RS International Growth Fund	0.40%

RS Emerging Markets Fund	0.50%

Expenses

Each Fund will pay all expenses related to its operation which are not borne by RS Investments, including but not limited to taxes, interest, brokerage fees and commissions, compensation paid under the Funds’ 12b-1 Plan to GIS, 7 Hanover Square, New York, New York 10004 (the “Distributor”), the Trust’s distributor, fees paid to members of the Board of Trustees who are not interested persons of the Trust, SEC fees and related expenses, state Blue Sky qualification fees, charges of custodians, transfer agents, registrars, or other agents, outside auditing, accounting, and legal services, charges for the printing of prospectuses and statements of additional information for regulatory purposes or for distribution to shareholders, certain shareholder report charges, and charges relating to corporate matters.

Proxy Voting Policies

The Trust’s Board of Trustees has delegated the responsibility for voting proxies on behalf of the Funds to RS Investments, subject to the oversight of the Board of Trustees. The Board of Trustees has authorized RS Investments to delegate proxy voting authority with respect to a Fund to that Fund’s sub-adviser or sub-sub-adviser, as applicable. Pursuant to such delegations, each of RS Investments, GIS, BG Overseas, and UBS Global AM (each, a “Fund Adviser”), is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as investment adviser, sub-adviser, or sub-sub-adviser, in accordance with the proxy voting policies and procedures of each such Fund Adviser. A copy of the proxy voting policies and procedures to be followed by each Fund Adviser on behalf of the Funds, including procedures to be used when a vote presents a conflict of interest, is attached hereto as Appendix B (“Proxy Voting Policies and Procedures”). Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 will be available no later than August 31 of each year (1) without charge, upon request, by calling 1-800-766-FUND; or on RS Investments’ Web site at www.RSinvestments.com  and (2) on the SEC’s Web site at www.sec.gov.

Portfolio Managers

Compensation. As described in the Prospectus, each Fund pays RS Investments a management fee based on a percentage of the Fund’s average daily net assets with respect to certain of the Funds. For Legacy Guardian Funds, RS Investments pays a portion of its management fee to GIS, GBG, or UBS Global AM, and GBG pays a portion of its management fee to BG Overseas, for sub-sub-advisory services to the GBG Sub-Advised Funds. The portfolio managers are generally paid out of the resources, including the management fees paid by the Fund, of the Fund’s adviser, sub-adviser or sub-sub-adviser, as applicable, and are not paid from any assets of the Funds or any other managed account.

In the case of the GIS Sub-Advised Funds, portfolio managers are paid by Guardian Life, with a portion of the total available compensation pool allocated to Guardian Life and GIS, respectively, based on each of those company’s assets under management. Portfolio managers for RS Core Equity Fund and RS Small Cap Core Equity Fund are compensated by RS Investments; portfolio managers for the GBG Sub-Advised Funds are compensated by BG Overseas; and portfolio managers for RS Large Cap Value Fund are compensated by UBS Global AM.

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A Fund’s portfolio managers often manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for insurance companies and other institutions. In the case of UBS Global AM and BG Overseas, these other accounts may also include assets for high net worth individuals, pension funds, collective investment trusts, offshore funds, hedge funds and other types of accounts. For portfolio managers of GIS, a significant portion of their portfolio management responsibility is managing the assets of Guardian Life’s general account, a pool of mainly fixed income assets that supports the death benefit, claims and other obligations underlying Guardian Life-issued life, health, disability and other insurance policies (the “Guardian Assets”). The simultaneous management of multiple portfolios potentially could give rise to conflicts of interest, as discussed herein.

The following is information regarding compensation of portfolio managers as provided by RS Investments, GIS, BG Overseas, and UBS Global AM, respectively.

1) RS Investments.

RS Investments professionals and executives maintain a significant ownership stake in the firm. RS Investments has three separate investment advisory operating divisions, each with separate compensation and bonus structures. Each of the portfolio managers for a series of the Trust is part of the Core Equity Group, the Growth Group, or the Value Group.

In establishing salaries and bonuses, RS Investments considers information regarding industry compensation levels, which is prepared by a leading consulting firm. RS Investments sets salary and bonus levels by reference to other investment firms investing in similar categories.

In consultation with Terry R. Otton, Chief Executive Officer of RS Investments, the leaders of each Group (Andrew P. Pilara, Jr. for Value, James L. Callinan, John L. Wallace, and William J. Wolfenden III for Growth, Manind Govil for Core Equity), determine all salaries and bonuses for their respective Groups for the Funds for each fiscal year end. Salaries are based on industry standards, as described above.

Bonuses within the Growth and Core Equity Groups are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over one- and three-year periods, with an emphasis on the most recent one-year period, and (2) experience.

Bonuses within the Value Group are based on a number of factors, including (1) pre-tax investment performance for each account (including the Funds) managed by a portfolio manager compared to a relevant peer group over a rolling three-year period, with particular focus on account performance during periods of losses in the general market, (2) investment judgment, and (3) analytical process.

Assets under management do not directly affect any individual’s salary or bonus, although the amount of each Group’s assets under management affect the fee revenue attributable to that Group, which in turn affect the maximum amount of money available for that Group’s aggregate salaries and bonuses.

Certain portfolio managers also have an equity interest in RS Investments and so participate in overall firm profits, in addition to Group profits.

2) GIS

The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relevant to peers and positive excess return versus appropriate benchmark indices. For the other portfolios, the incentive compensation rewards favorable performance relative to customized benchmark indices.

The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a GIS Sub-Advised Fund’s performance relative to the appropriate peer group in

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the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. Incentive compensation takes into account performance measured over rolling one- and three-year periods, with a phase-in period. Generally, incentive compensation for a portfolio manager is warranted for performance better than the 60th percentile relative to the Lipper peer group. The index component is based on whether the Fund’s performance exceeds the performance of its benchmark index (for example, RS Investment Quality Bond Fund’s performance is measured against the performance of the Lehman Brothers Aggregate Bond Index). The incentive compensation calculation for a given portfolio manager is based on appropriate weightings that reflect that manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios. For equity assets, management of the GIS Sub-Advised Funds accounts for substantially all of the calculation; for fixed income assets, the calculation is divided between management of the Guardian Assets and the GIS Sub-Advised Funds, respectively. Although under normal circumstances the Guardian Assets substantially exceed those of the GIS Sub-Advised Funds, for purposes of the calculation, management of the Funds accounts for approximately 50% or more of a manager’s incentive compensation. In determining the actual incentive award to an individual portfolio manager, senior management may increase or decrease the award in its discretion based on the manager’s contribution to performance and other factors.

Under the terms of a non-qualified deferred compensation plan (the “plan”), portfolio managers must make a mandatory contribution to the plan of their incentive compensation that exceeds a certain dollar amount. For fiscal year 2005, Guardian Life contributed an additional amount to the amount deferred. Portfolio managers may allocate the deferred compensation among any of the funds managed by GIS, which may or may not include the GIS Sub-Advised Fund(s) the portfolio manager is responsible for. The deferred compensation is notionally invested, meaning it is accounted for as though it were invested in the designated funds but is not actually so invested. The deferred compensation vests after three years.

3) BG Overseas

Mr. Menzies and Mr. Hocknell are partners of BG Overseas. As such, they each receive a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within BG Overseas, and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits such as pension plans are not available to partners, who provide for those benefits from their own personal funds.

4) UBS Global AM

The compensation received by the portfolio managers of UBS Global AM includes a base salary and incentive compensation as detailed below. Overall compensation can be grouped into three categories:

• Competitive salary, benchmarked to maintain competitive compensation opportunities.

• Annual bonus, tied to individual contributions and investment performance.

• UBS equity awards, promoting company-wide success and employee retention.

Base salary is fixed compensation used to recognize the experience, skills and knowledge that the investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry. Annual bonuses are correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm’s overall business success; 2) the performance of the respective asset class and/or investment mandate; and 3) an individual’s specific contribution to the firm’s results. UBS Global AM strongly believes that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio pre-tax performance closely aligns the investment professionals’ interests with those of UBS Global AM’s clients. Each portfolio manager’s bonus is based on the performance of each Fund the portfolio manager manages as compared to the Fund’s broad-based index over a three-year rolling period. Senior investment professionals may receive a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. UBS Global AM believes that this reinforces the critical importance of creating long-term business value and also serves as an effective retention tool as the equity shares typically vest over a number of years.

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Ownership of Fund Shares. As of the date of this SAI, the Legacy Guardian Funds have not yet commenced investment operations; therefore, no portfolio manager has a beneficial interest in the Legacy Guardian Funds’ shares as of such date.

The following table shows the dollar range of equity securities of a Legacy RS Fund beneficially owned as of December 31, 2005, by each Legacy RS Fund’s current portfolio manager:

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Stephen J. Bishop	The Information Age Fund® RS Internet Age Fund®	$100,001-$500,000 $100,001-$500,000
James J. Callinan	RS Emerging Growth Fund	over $1,000,000
MacKenzie B. Davis	RS Global Natural Resources Fund	$100,001-$500,000
David J. Kelley	RS Investors Fund RS Partners Fund RS Value Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000
Andrew P. Pilara, Jr.	RS Global Natural Resources Fund RS Investors Fund RS Partners Fund RS Value Fund	$500,001-$1,000,000 $500,001-$1,000,000 $500,001-$1,000,000 $500,001-$1,000,000
John H. Seabern	RS Diversified Growth Fund	$500,001-$1,000,000
Allison K. Thacker	The Information Age Fund® RS Internet Age Fund®	$50,000-$100,000 $100,001-$500,000
John L. Wallace	RS Growth Fund RS MidCap Opportunities Fund	over $1,000,000 over $1,000,000
Joseph A. Wolf	RS Investors Fund RS Partners Fund RS Value Fund	$100,001-$500,000 $100,001-$500,000 $100,001-$500,000
William J. Wolfenden III	RS Smaller Company Growth Fund	over $1,000,000

Other Accounts. Each Fund’s portfolio manager or portfolio managers are responsible (either individually or jointly) for the day-to-day management of certain other accounts (including other series of RS Investment Trust and series of RS Variable Products Trust). Unless otherwise indicated, none of the other accounts for which the portfolio managers listed below are responsible have performance-based fees. The following table sets forth the number of other accounts managed by the portfolio managers of the current Legacy RS Funds and the total assets of such accounts as of December 31, 2005:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
			(in Thousands)		(in Thousands)		(in Thousands)
Stephen J. Bishop	2	(1)	$175,191	0	Not Applicable	2	$39,236
James L. Callinan	4	(2)	$1,108,129	2	$113,492	11	$276,485

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	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets (in Thousands)
			(in Thousands)		(in Thousands)
MacKenzie B. Davis	1	(3)	$1,715,182	0	Not Applicable	3	$43,953
David J. Kelley	3	(4)	$3,810,188	0	Not Applicable	17	$617,781
Andrew P. Pilara, Jr.	4	(5)	$5,525,370	0	Not Applicable	23	$729,667
John H. Seabern	1	(6)	$385,878	0	Not Applicable	4	$235,441
Allison K. Thacker	2	(1)	$175,191	0	Not Applicable	2	$33,182
John L. Wallace	3	(7)	$515,610	2	$5,222	2	$29,739
Joseph A. Wolf	3	(4)	$3,810,188	0	Not Applicable	17	$617,255
William J. Wolfenden III	10	(8)	$817,782	0	Not Applicable	4	$24,199

(1)          Includes The Information Age Fund® and RS Internet Age Fund®.

(2)          Includes RS Emerging Growth Fund.

(3)          Includes RS Global Natural Resources Fund.

(4)          Includes RS Partners Fund, RS Value Fund and RS Investors Fund

(5)          Includes RS Global Natural Resources Fund, RS Partners Fund, RS Value Fund and RS Investors Fund.

(6)          Includes RS Diversified Growth Fund.

(7)          Includes RS Growth Fund and RS MidCap Opportunities Fund.

Includes RS Smaller Company Growth Fund.

The following table sets forth the number of other accounts managed by the portfolio managers of the Legacy Guardian Funds and the total assets of such accounts as of March 31, 2006:

	Registered Investment Companies			Other Pooled Investment Vehicles†			Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
			(in Thousands)			(in Thousands)			(in Thousands)
Howard Chin	4	(1)	$514,772	5		$2,409,556	0		$0
Thomas M. Cole	12	(2)	$2,346,000	60	*	$15,460,000	17	**	$3,077,000
Robert Crimmins, Jr.	4	(1)	$514,772	10		$9,135,580	0		$0
Thomas Digenan	12	(2)	$2,346,000	60	*	$15,460,000	17	**	$3,076,000
Manind Govil	2	(3)	$1,891,328	1		$285,122	0		$0
Alexander Grant, Jr.	3	(4)	$718,642	2		$1,090,308	0		$0
Scott Hazen	12	(2)	$2,346,000	60	*	$15,460,000	17	**	$3,075,000
Edward Hocknell	2	(5)	$355,749	0		$0	0		$0

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	Registered Investment Companies			Other Pooled Investment Vehicles†			Other Accounts
Name	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
			(in Thousands)			(in Thousands)			(in Thousands)
Jonathan Jankus	4	(6)	$596,421	5		$971,785	0		$0
Stewart Johnson	4	(6)	$596,421	5		$971,785	0		$0
John Leonard	12	(2)	$2,346,000	60	*	$15,460,000	17	**	$3,077,000
R. Robin Menzies	2	(7)	$307,699	0		$0	0		$0
Ho Wang	2	(8)	$144,091	2		$387,962	0		$0
Matthew Ziehl	2	(9)	$442,551	2		$2,896	0		$0

(1)   Includes The Guardian Investment Quality Bond Fund and The Guardian Low Duration Bond Fund.

(2)   Includes The Guardian UBS Large Cap Value Fund.

(3)   Includes The Guardian Park Avenue Fund.

(4)   Includes The Guardian Tax-Exempt Fund and The Guardian Cash Management Fund.

(5)   Includes The Guardian Baillie Gifford Emerging Markets Fund.

(6)   Includes The Guardian Asset Allocation Fund and The Guardian S&P 500 Index Fund.

(7)   Includes The Guardian Baillie Gifford International Growth Fund.

(8)   Includes The Guardian High Yield Bond Fund.

(9)   Includes The Guardian Park Avenue Small Cap Fund.

†       The portfolio managers of GIS serve as sector specialists with respect to Guardian Assets.

*                    The portfolio manager receives an advisory fee based on account performance for three of these accounts, in which the assets total approximately $2.0 billion.

**                The portfolio manager receives an advisory fee based on account performance for one of these accounts, in which the assets total approximately $248 million.

Conflicts of Interest. The Fund Advisers have informed the Trust as follows:

1) RS Investments

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of investment opportunities between the Fund and such other accounts.  In addition, in certain instances, a portfolio manager may take conflicting positions in a particular security.  For example, a portfolio manager may sell short a security for one account that another account holds long, or may take a long position in a security for one account that the portfolio manager has sold short for another account.  RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts.

RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair over time to all of its clients.  RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.  It is RS Investments’ policy that, when the amount of

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securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day.  It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts.  Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold.  In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction.  As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts.

2) GIS

Portfolio managers for the GIS Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the GIS Sub-Advised Funds. In general, the other portfolios are managed using the same investment models that are used in connection with the management of the GIS Sub-Advised Funds. Accordingly, Fund portfolio managers often make investment decisions and place trades for other accounts that are similar to those made for the GIS Sub-Advised Funds due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of a GIS Sub-Advised Fund. Depending on market conditions, any of these actions could have a potential adverse impact on a GIS Sub-Advised Fund. Because the GIS Sub-Advised Funds’ portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a GIS Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. GIS could also be perceived as having a conflict of interest if GIS or any of its affiliates has an investment in an account that is materially larger than its investment in a GIS Sub-Advised Fund. To address these and other potential conflicts of interest, GIS has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each GIS Sub-Advised Fund’s investment policies and with the Code of Ethics of the GIS Sub-Advised Funds and GIS. In addition, GIS periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.

3) BG Overseas

BG Overseas manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, and internal review processes. BG Overseas has developed trade allocation systems and controls to seek to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

4) UBS Global AM

The portfolio management team’s management of RS Large Cap Value Fund and other accounts could result in potential conflicts of interest if the RS Large Cap Value Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the RS Large Cap Value Fund. The Portfolio Managers and their team manage RS Large Cap Value Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, RS Large Cap Value Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these

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situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM has adopted Codes of Ethics that govern such personal trading but there is no assurance that the Codes will adequately address all such conflicts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment decisions for the Funds and for the other investment advisory clients of the Fund Advisers and their affiliates are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients purchase or sell the same security at approximately the same time, in which event the day’s transactions in such security may be, insofar as the applicable Fund Adviser deems appropriate, averaged as to price and allocated between such clients in a manner which in the Fund Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients. The Fund Advisers employ a professional staff of portfolio managers who draw upon a variety of resources for research information for the Funds.

Transactions on U.S. stock exchanges and NASDAQ, commodities markets, and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such commissions vary among different brokers. A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

It has for many years been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive brokerage and research services (as defined in the Exchange Act), from broker-dealers that execute portfolio transactions for the clients of such advisors and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the Fund Advisers may receive research and brokerage services and other similar services from many broker-dealers with which it places a Fund’s portfolio transactions and from third parties with which these broker-dealers have arrangements. These services may include such matters as general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, pricing services, quotation services, and news services. Where the services referred to above are not used exclusively by a Fund Adviser for research purposes, the Fund Adviser, based upon its own allocations of expected use, bears that portion of the cost of these services which directly relates to its non-research use. Some of these services may be of value to the Fund Advisers and their affiliates in advising various of their clients (including the Funds), although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid by a Fund is not reduced because a Fund Adviser or its affiliates receive these services even though the Fund Adviser might otherwise be required to purchase some of these services for cash.

Each Fund Adviser places all orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers. Each Fund Adviser seeks the best overall terms available for the Funds, except to the extent the Fund Adviser may be permitted to pay higher brokerage commissions as described below. In selecting broker-dealers and evaluating the overall reasonableness of brokerage commissions, a Fund Adviser, having in mind a Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices, and trends, the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the Exchange Act, a Fund Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined in the Exchange Act) to the Fund Adviser an

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amount of disclosed commission for effecting securities transactions on stock exchanges and other transactions for the Fund on an agency basis in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Fund Advisers’ authority to cause a Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

A Fund Adviser may sometimes instruct a broker through whom it executes a securities transaction to “give up” a portion of the transaction for settlement to another broker that provides research services to the Fund Adviser consistent with the preceding policies. In such a case, the broker to whom the transaction is given up may receive the entire commission payable on the portion of the transaction given up to it.

It is the Trust’s policy that the Funds may not use brokerage to compensate a broker for the sale or promotion of Fund shares.  Certain broker-dealers or their affiliates with whom a Fund places transactions may also sell shares of the Funds. In an attempt to limit any conflict of interest this may create (for example, effecting portfolio transactions for a Fund with certain broker-dealers or their affiliates in order to induce them to sell shares of the Fund), the Trust has adopted policies and procedures that prohibit the use of brokerage to compensate a broker for the sale or promotion of Fund shares.

The following table provides the dollar amount of brokerage commissions paid by the Legacy RS Funds for the periods indicated. The Legacy Guardian Funds commenced operations on or after the date of this SAI, and so the Legacy Guardian Funds had not paid brokerage commissions as of the date of this SAI. Changes in the amounts of brokerage commissions from year to year are generally the result of active trading strategies employed by the Funds’ portfolio managers in response to market conditions, and are not reflective of a material change in investment strategy.

	Fiscal Year Ended 12/31/05	Fiscal Year Ended 12/31/04	Fiscal Year Ended 12/31/03

RS Diversified Growth Fund	$5,902,425	$13,229,723	$16,625,384

RS Emerging Growth Fund	$3,882,550	$9,730,351	$12,474,265

RS Growth Fund	$859,299	$1,197,825	$2,077,397

The Information Age Fund®	$625,157	$1,526,913	$2,400,210

RS Internet Age Fund®	$510,970	$935,602	$1,376,946

RS MidCap Opportunities Fund	$1,247,616	$1,142,581	$1,222,759

RS Smaller Company Growth Fund	$1,018,874	$1,785,955	$2,142,158

RS Global Natural Resources Fund	$2,999,667	$2,205,316	$481,798

RS Investors Fund(1)	$47,734	—	—

RS Partners Fund	$5,577,487	$7,209,282	$2,932,169

RS Value Fund	$3,505,149	$2,098,430	$1,163,581

(1) RS Investors Fund commenced operations on November 15, 2005.

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Of the amounts shown in the preceding table for the fiscal year ended December 31, 2005, the following table provides the amounts of such brokerage commissions paid by the Legacy RS Funds to brokers who provided research services or other services to RS Investments and the total dollar amounts of the transactions pursuant to which such brokerage commissions were paid.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions

RS Diversified Growth Fund	$5,162,074	$2,354,481,176
RS Emerging Growth Fund	$3,369,946	$1,799,947,752
RS Growth Fund	$830,240	$629,272,710
The Information Age Fund®	$543,146	$231,480,755
RS Internet Age Fund®	$439,440	$171,509,015
RS MidCap Opportunities Fund	$1,196,940	$768,159,247
RS Smaller Company Growth Fund	$829,812	$375,803,930
RS Global Natural Resources Fund	$2,424,434	$1,527,831,922
RS Investors Fund	$35,111	$22,265,366
RS Partners Fund	$4,697,948	$2,172,113,383
RS Value Fund	$2,972,604	$1,837,609,892

The following table provides, for the fiscal year ended December 31, 2005, (i) the aggregate dollar amount of brokerage commissions paid by each Fund to Thomas Weisel Partners Group, Inc. (“Thomas Weisel”) (of which Michael G. McCaffery, a member of the board of directors of RS Investments, became a Director in February 2006), (ii) the percentage of each Fund’s aggregate brokerage commissions paid to Thomas Weisel, and (iii) the percentage of each Fund’s aggregate dollar amount of transactions involving the payment of brokerage commissions effected through Thomas Weisel.

Fund(1)	Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Brokerage Commissions Paid to Thomas Weisel	Percentage of Aggregate Transactions effected through Thomas Weisel

RS Diversified Growth Fund	$240,487	4.07%	4.41%
RS Emerging Growth Fund	$85,802	2.21%	1.88%
RS Growth Fund	$22,763	2.65%	2.98%
The Information Age Fund®	$13,479	2.16%	2.25%
RS Internet Age Fund®	$19,767	3.87%	3.93%
RS MidCap Opportunities Fund	$42,411	3.40%	2.58%
RS Smaller Company Growth Fund	$48,191	4.73%	5.32%
RS Global Natural Resources Fund	$13,636	0.45%	0.84%
RS Investors Fund	$532	1.12%	2.25%
RS Partners Fund	$102,057	1.83%	2.80%
RS Value Fund	$48,896	1.39%	1.65%

(1)           The Legacy Guardian Funds commenced operations on or after the date of this SAI.

The following table shows the names of the Legacy RS Funds’ regular brokers or dealers held by the Legacy RS Funds during fiscal year 2005 and the values of those securities at December 31, 2005:

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Fund(1)	Broker or Dealer	Value at December 31, 2005

RS Growth Fund	Morgan Stanley	$3,404,400
RS Growth Fund	Merrill Lynch & Co., Inc.	$2,370,550
RS Growth Fund	Friedman, Billings, Ramsey Group, Inc.	—
RS MidCap Opportunities Fund	E*TRADE Financial Corp.	$3,024,700
RS MidCap Opportunities Fund	Friedman, Billings, Ramsey Group, Inc.	—
RS Investors Fund	Merrill Lynch & Co., Inc.	$1,357,987
RS Value Fund	Merrill Lynch & Co., Inc.	$38,108,284

(1)           The Legacy Guardian Funds commenced operations on or after the date of this SAI.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have established a policy governing the disclosure of a Fund’s portfolio holdings which is designed to protect the confidentiality of the Fund’s non-public portfolio holdings and prevent inappropriate selective disclosure of such holdings.  The Funds’ Board of Trustees has approved this policy and will be asked to approve any material amendments to this policy.  Exceptions to this policy may be authorized by the Trust’s Chief Compliance Officer, or where appropriate, a member of RS Investments’ senior management (each, an “Authorized Person”).

Registered investment companies that are sub-advised by RS Investments may be subject to different portfolio holdings disclosure policies, and neither RS Investments nor the Board of Trustees of the Funds exercises control over such policies.  In addition, separate account clients of RS Investments have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies.  Some of the funds that are sub-advised by RS Investments and some of the separate accounts managed by RS Investments have substantially similar or identical investment objectives and strategies, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, to those of certain Funds.

Neither RS Investments nor the Funds will receive any compensation or other consideration in connection with disclosure of Fund portfolio holdings.

Public Disclosure of Portfolio Holdings.  In addition to the public disclosure of Fund portfolio holdings through required SEC quarterly filings, a Fund may make its portfolio holdings publicly available on RS Investments’ Web site in such scope and form and with such frequency as RS Investments may reasonably determine.  The Prospectus describes, to the extent applicable, the type of information that is disclosed on RS Investments’ Web site, as well as the frequency with which this information is disclosed and the lag between the date of the information and the date of its disclosure.

A Fund’s portfolio holdings are considered to be publicly disclosed on the earliest of:  (a) the disclosure of the portfolio holdings in a publicly available, routine filing with the SEC that is required to include the information; (b) the day after the Fund makes such information available on its Web site (assuming that it discloses in its prospectus that such information is available on its Web site); or (c) at such additional times and on such additional bases as determined by the SEC or its staff.

Disclosure of Non-Public Portfolio Holdings.  A Fund may, in certain cases, disclose to third parties its portfolio holdings which have not been made publicly available.  Disclosure of non-public portfolio holdings to third parties may only be made if an executive officer of the Trust, such as the Trust’s Chief Compliance Officer, determines that such disclosure is in the best interests of the Fund’s shareholders.  In addition, the third party receiving the non-public portfolio holdings will be required to agree in writing to keep the information confidential and/or agree not to trade directly or indirectly based on the information.  The restrictions and obligations described in this paragraph do not apply to non-public portfolio holdings provided to entities who provide on-going services to the Funds in connection with their day-to-day operations and management, including the Fund Advisers and their affiliates and the Funds’ custodian, sub-administration and accounting services provider, independent registered public accounting firm, and proxy voting service provider.

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To the extent that an Authorized Person determines that there is a potential conflict with respect to the disclosure of information that is not publicly available between the interests of a Fund’s shareholders, on the one hand, and RS Investments or an affiliated person of RS Investments or the Fund, on the other, the Authorized Person must inform the Trust’s Chief Compliance Officer of such potential conflict, and the Trust’s Chief Compliance Officer shall determine whether, in light of the potential conflict, disclosure is reasonable under the circumstances.

Ongoing Arrangements To Make Portfolio Holdings Available. With authorization from an Authorized Person, Fund Representatives disclose Fund portfolio holdings to the following recipients on an on-going basis: State Street Bank and Trust Company, PFPC Trust Company, PFPC, PricewaterhouseCoopers LLP, and Institutional Shareholder Services, Inc.  Each recipient, except the Funds’ independent registered public accounting firm, receives the portfolio holdings information on a daily basis.  The Funds’ independent registered public accounting firm receives the information when requested in connection with its services to the Funds.

DISTRIBUTION OF SHARES; DISTRIBUTION PLAN

GIS, 7 Hanover Square, New York, NY 10004, is the principal underwriter of the Funds’ shares.  The Trust has entered into a distribution agreement with GIS (the “Distribution Agreement”), which, together with a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), governs the sale and distribution of Fund shares and payment of compensation to GIS.  Shares are offered continuously; however, the Trust reserves the right to cease the offer of any Fund’s shares at any time, subject to applicable laws, rules and regulations.

The Distribution Agreement will remain in full force and effect from year to year with respect to the Funds so long as its continuance is approved at least annually by (i) the Board of Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds and (ii) the vote of a majority of Trustees who are not parties to the agreement or interested persons of any such party. It will terminate upon assignment and may be terminated with respect to a Fund at any time by either party on not less than 30 nor more than 60 days’ written notice. The agreement also provides that the Trust shall indemnify GIS and its officers, directors and agents with respect to certain liabilities.

Shares of each Fund may be purchased through Guardian Life agents who are registered representatives and licensed by GIS to sell Fund shares, and through registered representatives of selected broker-dealers which are members of the National Association of Securities Dealers, Inc. and which have entered into selling agreements with GIS. GIS may reallow up to 100% of any sales charge on shares sold by dealers with whom it has sales agreements. Broker-dealers with which GIS has entered into selling agreements may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. The amount and applicability of such a fee is determined and disclosed to such customers by each individual broker-dealer.

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, GIS will be entitled to receive any contingent deferred sales charges applicable to the redemption of shares of the Funds and any front-end sales charges applicable to the sale of shares of the Funds.  GIS is also entitled to receive payments under the 12b-1 Plan.   GIS’s expenses may include, but are not limited to, costs of advertising and promoting the sale of shares of the Funds and, as discussed below, payments to financial intermediaries.  They may also include GIS’s overhead expenses attributable to the distribution of the Funds’ shares, which may include, for example, expenses for office space, communications, and salaries of GIS’s personnel, and any other of GIS’s expenses attributable to the distribution of the Funds’ shares.

The 12b-1 Plan is a compensation plan. Under the 12b-1 Plan, the Funds pay GIS compensation, accrued daily and paid monthly at the following rates: each Fund that issues Class A shares is authorized to pay a monthly distribution and service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; each Fund that issues Class B shares is authorized to pay a monthly distribution fee at an annual rate of 0.75% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of the Fund’s Class B shares; each Fund that issues Class C shares is authorized to pay a monthly distribution fee at an annual rate of 0.75% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class C shares; and each Fund that issues Class K shares is authorized to pay a monthly distribution fee at an annual rate of 0.40% and a monthly service fee at an annual rate of 0.25% of the average daily net assets of its Class K shares.

The 12b-1 Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the

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Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the 12b-1 Plan.

GIS may from time to time determine that certain distribution or promotional expenses incurred by it relate to the Funds.  However, GIS generally considers that many distribution and promotional expenses are incurred in respect of all of the RS Funds, and any part of the Rule 12b-1 fees paid by a Fund may be considered to compensate GIS (or, indirectly, RS Investments) for those expenses. For this purpose, GIS may estimate the expenses incurred in respect of a Fund based on the Fund’s relative net asset value and/or using any other methodology it considers appropriate (which may not be based on the Fund’s relative sizes).  Differences in the method of such allocation do not affect the amount of Rule 12b-1 fees paid by a Fund, but only the amount of such expenses considered to have been reimbursed out of the Fund’s Rule 12b-1 fees.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Fund pursuant to the 12b-1 Plan any amounts payable in respect of expenses incurred by RS Investments, GIS or third parties, in respect of the marketing, distribution or promotion of the Fund or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the 12b-1 Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

In addition to payments under the 12b-1 Plan, certain of the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance  services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

During some periods, fees paid under the 12b-1 Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the 12b-1 Plan in future periods. Such payment will, first, be paid to GIS and RS Investments on a pari passu basis, and then to RS Investments.

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name.  Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary’s clients hold investments in the Funds.  The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies.  In most cases, the compensation is paid at an annual rate from 0.10% to 0.35% of the value of the financial intermediary’s clients’ investments in the Funds.  In some cases, the compensation may be paid at higher annual rates of up to 0.45% of an intermediary’s clients’ assets in the Funds; this additional amount may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts.  Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex

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exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Because the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund and may cost a shareholder more than paying other types of sales charges.

A Fund may pay distribution fees, service fees and other amounts described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Because the Trust did not enter into the Distribution Agreement with GIS until October 9, 2006, no payments were made by the Funds under the Distribution Plan  during the Funds’ most recent fiscal year.

Prior Distributor.  Prior to October 9, 2006, PFPC Distributors served as the principal underwriter of the Legacy RS Funds’ shares. To compensate PFPC Distributors for the services it provided and for the expenses it bore in connection with the distribution of Fund shares, each Legacy RS Fund made payments to PFPC Distributors under the 12b-1 Plan.   Such expenses included costs of advertising and promoting the sale of shares of the Legacy RS Funds and, as discussed below, payments to financial intermediaries.  They also included PFPC Distributors’ overhead expenses attributable to the distribution of the Legacy RS Funds’ shares, which included, for example, expenses for office space, communications, and salaries of PFPC Distributors’ personnel, and any other of PFPC Distributors’ expenses attributable to the distribution of the Legacy RS Funds’ shares.  Under the 12b-1 Plan, each of the Legacy RS Funds paid PFPC Distributors compensation, accrued daily and paid monthly, at the annual rate of 0.25% of the Fund’s average daily net assets.

During the period in which PFPC Distributors served as the Legacy RS Funds’ principal underwriter, RS Investments performed certain services and incurred certain expenses with respect to the promotion of Fund shares and servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares.  PFPC Distributors reimbursed RS Investments for promotion expenses incurred by it in any period in respect of the Legacy RS Funds.  Such reimbursements were made out of fees paid to PFPC Distributors by the Legacy RS Funds under the 12b-1 Plan, as described above, after PFPC Distributors had first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by PFPC Distributors to financial intermediaries for distribution services) out of amounts paid under the 12b-1 Plan.  During some periods, fees paid under the 12b-1 Plan, less PFPC Distributors’ compensation and expenses, were insufficient to reimburse RS Investments fully for its promotional expenses.  In such cases, PFPC Distributors would reimburse RS Investments to the extent of the available fees paid under the 12b-1 Plan and would pay the balance of such reimbursements as PFPC Distributors received fees under the Plan in future periods.

RS Investments from time to time determined that certain distribution or promotional expenses incurred by the Distributor or by it related to specific Legacy RS Funds.  However, RS Investments generally considered that many distribution and promotional expenses are incurred in respect of all of the Legacy RS Funds, and any part of the Rule 12b-1 fees paid by any Fund may have been considered to compensate the Distributor (or, indirectly, RS Investments) for those expenses.  For this purpose, RS Investments estimated the expenses incurred in respect of the various Legacy RS Funds based on the Funds’ relative net asset values and/or using any other methodology it considered appropriate (which may not be based on the Funds’ relative sizes).  Differences in the method of such allocation did not affect the amount of Rule 12b-1 fees paid by a Legacy RS Fund, but only the amount of such expenses considered to have been reimbursed out of the various Funds’ Rule 12b-1 fees.

In addition to payments under the 12b-1 Plan, the Legacy RS Funds reimbursed PFPC Distributors for payments PFPC Distributors made to financial intermediaries that provided certain administrative and account maintenance  services. The amount of the reimbursement (the “Services Reimbursement”) was calculated in a manner approved by the Trustees and was reviewed by the Trustees periodically.

The compensation paid by PFPC Distributors to a financial intermediary was typically paid continually over time, during the period when the intermediary’s clients held investments in the Legacy RS Funds.  The amount of continuing compensation paid by PFPC Distributors to different financial intermediaries for distribution and/or

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shareholder services varies.  In most cases, the compensation was paid at an annual rate of 0.25% of the value of the financial intermediary’s clients’ investments in the Legacy RS Funds.  In some cases, the compensation may have been paid at higher annual rates of up to 0.50% of an intermediary’s clients’ assets in the Legacy RS Funds.

RS Investments or PFPC Distributors, at their own expense and out of their own assets, provided other compensation to financial intermediaries in connection with sales of the Legacy RS Funds’ shares or the servicing of shareholders or shareholder accounts.  Such compensation included, but was not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events.  In some instances, this compensation was made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers could not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

Payments to PFPC Distributors Under the Legacy RS Funds’  12b-1  Plan and Recent Services Reimbursements

	Payments Under the Legacy RS Funds’ Distribution Plan	Services Reimbursements
RS Diversified Growth Fund
Year ended 12/31/05	$1,631,163	$901,298
Year ended 12/31/04	$2,470,615	$1,622,885
Year ended 12/31/03	$1,888,290	$1,055,423

RS Emerging Growth Fund
Year ended 12/31/05	$2,690,052	$1,078,415
Year ended 12/31/04	$3,675,556	$2,052,075
Year ended 12/31/03	$3,614,632	$1,736,175

RS Growth Fund
Year ended 12/31/05	$514,183	$131,317
Year ended 12/31/04	$540,353	$142,292
Year ended 12/31/03	$477,512	$141,538

The Information Age Fund®
Year ended 12/31/05	$238,981	$77,611
Year ended 12/31/04	$425,051	$181,120
Year ended 12/31/03	$363,463	$136,186

RS Internet Age Fund®
Year ended 12/31/05	$202,273	$71,235
Year ended 12/31/04	$286,884	$161,842
Year ended 12/31/03	$201,422	$77,788

RS MidCap Opportunities Fund
Year ended 12/31/05	$506,377	$132,461
Year ended 12/31/04	$391,925	$118,718
Year ended 12/31/03	$270,398	$65,876

RS Smaller Company Growth Fund
Year ended 12/31/05	$536,562	$159,345
Year ended 12/31/04	$508,564	$212,856
Year ended 12/31/03	$358,238	$81,612

RS Global Natural Resources Fund
Year ended 12/31/05	$2,994,383	$1,182,358
Year ended 12/31/04	$826,129	$374,302
Year ended 12/31/03	$151,621	$71,471

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	Payments Under the Legacy RS Funds’ Distribution Plan	Services Reimbursements
RS Investors Fund(1)
Year ended 12/31/05	$10,561	$6,015
Year ended 12/31/04	—	—
Year ended 12/31/03	—	—

RS Partners Fund
Year ended 12/31/05	$4,985,169	$1,631,306
Year ended 12/31/04	$3,570,700	$1,972,575
Year ended 12/31/03	$985,385	$378,394

RS Value Fund
Year ended 12/31/05	$2,825,214	$1,062,828
Year ended 12/31/04	$934,456	$342,492
Year ended 12/31/03	$395,320	$99,798

(1) RS Investors Fund commenced operations on November 15, 2005.

Payments to RS Investments

The following table shows amounts paid in the periods indicated to RS Investments from amounts received by the PFPC Distributors under the 12b-1 Plan or as Services Reimbursements, and past Services Reimbursements paid directly to RS Investments by the Legacy RS Funds during periods prior to July 1, 2005.

Fund	Total in 2005	Total in 2004	Total in 2003

RS Diversified Growth Fund	$1,064,583	$2,435,840	$1,509,538
RS Emerging Growth Fund	$1,293,822	$2,968,492	$2,546,191
RS Growth Fund	$283,758	$304,536	$288,189
The Information Age Fund®	$77,104	$134,363	$96,899
RS Internet Age Fund®	$88,305	$162,820	$87,054
RS MidCap Opportunities Fund	$191,298	$144,758	$86,818
RS Smaller Company Growth Fund	$225,482	$433,040	$238,170
RS Global Natural Resources Fund	$464,027	$199,607	$39,711
RS Investors Fund(1)	$1,461	—	—
RS Partners Fund	$463,770	$1,053,754	$119,054
RS Value Fund	$325,784	$222,529	$114,552

(1) RS Investors Fund commenced operations on November 15, 2005.

HOW NET ASSET VALUE IS DETERMINED

Legacy RS Funds

Each Legacy RS Fund determines the net asset value (“NAV”) per share once daily, as of the close of regular trading on the NYSE.  The NYSE is closed Saturdays, Sundays, New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas (observed).

The Funds value their portfolio securities for which market quotations are readily available at market value.  Such securities are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices.  Securities traded on

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the Nasdaq Stock Market, Inc. (“Nasdaq”) are generally valued at the Nasdaq official closing price, which may not be the last sale price.  If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sale price, or, if no sales are reported, at the mean between the closing bid and asked prices.  Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value.  The Funds value all other securities and assets at their fair values as determined in accordance with guidelines and procedures adopted by the Trust’s Board of Trustees.

Reliable market quotations are not considered to be readily available for long-term corporate bonds and notes, certain preferred stocks, and certain foreign securities.  These investments are generally stated at fair value on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

The fair value of securities is generally determined as the amount that a Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time.  The valuation procedures applied in any specific instance are likely to vary from case to case.  However, in cases where there are no publicly traded securities of the same class as the securities being valued, the security is valued based on an analysis of the effect of any restrictions on the sale of the security; product development and trends of the security’s issuer; changes in the industry and other competing companies; significant changes in the issuer’s financial position; prices at which the issuer subsequently issues the same or comparable securities; prices at which the same or comparable securities are sold; and any other event which could have a significant impact on the value of the security.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE.  The values of these securities used in determining the NAV of a Fund’s shares are computed as of such times.  Also, because of the amount of time required to collect and process trading information for large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the NYSE.  Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of NAV.  A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures approved by the Trustees.  In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday, the values of a Fund’s investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities.  The fair value of one or more of the securities in the portfolio, which is used to determine a Fund’s NAV, could be different from the actual value at which those securities could be sold in the market.  Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in a Fund.

Legacy Guardian Funds

Each Legacy Guardian Fund’s NAV is determined as of the earlier of 4:00 p.m. Eastern time or the close of regular trading on the NYSE each day on which the NYSE is open for business. The NAV is calculated by adding the value of all securities, cash or other assets, subtracting liabilities, dividing the remainder by the number of shares outstanding and adjusting the results to the nearest full cent per share.

RS Cash Management Fund (the “Cash Fund”). Securities held by the Cash Fund are valued at their amortized cost. Amortized cost is acquisition cost as adjusted for amortization of any discount or premium at a constant daily rate to maturity. This method provides certainty in valuation, but may result in valuations that are higher or lower than the price which would be received if an instrument was sold prior to its maturity because neither unrealized gains nor unrealized losses are accounted for.

The Cash Fund’s use of amortized cost and the maintenance of the Cash Fund’s net asset value at $1.00 per share is based on its election to value its portfolio in accordance with the provisions of Rule 2a-7 under the 1940 Act. As a condition of operating under that rule, the Cash Fund must: maintain a dollar-weighted average portfolio maturity of 90 days or less; purchase U.S. dollar-denominated instruments having remaining maturities of thirteen months or less; and invest only in securities that are determined to present minimal credit risks and that are eligible for investment under the rule. Eligible securities are securities rated within the two highest rating categories assigned by the requisite number of nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, deemed to be of comparable quality by GIS, the Cash Fund’s investment sub-adviser, in accordance with guidelines adopted by the Board of Trustees.

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The aforementioned guidelines were adopted by the Board of Trustees and are designed to stabilize the Cash Fund’s NAV at $1.00, taking into account current market conditions and the Fund’s investment objective. These guidelines mandate periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and a NAV based upon available indications of market value. In such review, investments for which market quotations are readily available are valued at the most recent bid price or quoted yield equivalent for such securities or for securities of comparable maturity, quality and type as obtained from one or more of the major market makers for the securities to be valued. Other investments and assets are valued at fair value, as determined in good faith by or in accordance with procedures approved by the Trust’s Board of Trustees.

In the event of a deviation of over one half of 1% between the Cash Fund’s NAV based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. Action will also be taken to reduce, to the extent reasonably practicable, any material dilution or other unfair results which might arise from differences between the Cash Fund’s NAV based upon market values and amortized cost. Such action may include redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity, withholding or paying dividends or distributions, or using a market value NAV.

The Board will also take such action as it deems appropriate if securities held by the Cash Fund are downgraded, go into default, become ineligible for investment under Rule 2a-7, or come to present greater than minimal credit risks. In the event that securities accounting for 1/4 of 1% or more of the Cash Fund’s total assets default in a material way that is related to the issuer’s financial condition, the SEC will be notified and advised of the actions to be taken in response to the situation.

Since dividends from net investment income and from net realized and unrealized gains will be accrued daily and paid monthly, the net asset value per share will ordinarily remain at $1.00, but the Cash Fund’s daily dividends will vary in amount, and there may be days when there will be no dividend. If net realized or unrealized losses on any day exceeds interest income, less expenses, the net asset value per share on that day might decline.

International Investing. The calculation of the NAV of RS International Growth Fund and RS Emerging Markets Fund, and other Funds to the extent they invest in foreign markets, may not occur contemporaneously with the determination of the value of those Funds’ portfolios because trading on foreign exchanges may not take place every day the NYSE is open and the NYSE may be closed when foreign exchanges are open for business. Hence, it is possible that the value of the Funds’ assets may change significantly on days when the Funds’ shares are not valued. The foregoing also applies to any holdings of foreign securities by the other Funds which are authorized to make such investments.

Securities Valuations. Securities that are listed or traded on any U.S. or foreign securities exchange are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities that are traded on the NASDAQ National Securities Market are valued at the NASDAQ Official Closing Price. Where a security is traded on more than one exchange or system, the security is valued on the exchange or system on which it is principally traded unless it was not traded on that exchange or system on the date in question. In such cases, the applicable valuation price of the security on other exchanges or systems shall be used. Securities traded both on an exchange and in the over-the counter markets will be valued according to the broadest and most representative market. Investments in U.S. government securities (other than short-term securities) are valued at the quoted bid price in the over-the-counter market. Certain debt securities may be valued each business day by an independent pricing service (“Service”). The use of a Service to ascertain values has been approved by the Trust’s Board of Trustees. Debt securities for which quoted bid prices, in the judgment of a Service, are readily available and are representative of the bid side of the market are valued at the quoted bid prices (as obtained by the Service from dealers in such securities) except for RS Tax-Exempt Fund, which values such securities at the mean between the bid and the asked prices obtained by the Service from dealers in such securities. Other debt securities that are valued by the Service are carried at estimated market value as determined by the Service, based on methods which include consideration of: yields or prices of government securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities or other assets for which market quotations are not readily available or which, in the judgment of the Adviser, cannot be valued using the methodologies in the Funds’ Valuation Procedures, will be priced at fair value under procedures adopted by the Board. The Funds’ Fair Value Pricing Procedures provide for these securities to be valued under the direction of a Valuation Committee of the Board established by the full Board for this purpose. The Valuation Committee will receive a valuation recommendation and information about any security requiring fair value pricing from the

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investment adviser. Various factors and circumstances may dictate or influence the methodology for valuing securities. Examples of securities that may be priced under the Funds’ Fair Value Pricing Procedures include, among other things, securities that are illiquid, do not trade or do not trade regularly, securities whose primary trading market is temporarily unavailable, securities whose primary pricing source is unwilling or unable to provide prices, securities whose trading is restricted and foreign securities subject to a “significant event.” A “significant event” is an event that will affect the value of a portfolio security that occurs after the close of trading in the security’s primary trading market or exchange but before the Fund’s NAV is calculated. Records will be kept of all instances of fair value pricing, and all fair value determinations made by the Valuation Committee will be presented to the full Board for ratification at its next regular meeting. Repurchase agreements are carried at cost which approximates market value. Options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures contracts are valued at the settlement prices established each day by the boards of trade or exchanges on which they are traded. Foreign securities are valued in the currencies of the markets where they trade. Conversions to U.S. dollar values occur in connection with each calculation of net asset value per share for Funds investing in foreign securities denominated in foreign currencies.

TAXES

Each Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the “Code”).

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Fund would not be subject to federal income tax on income paid to its shareholders in the form of dividends (including capital gain dividends).

In order to qualify as a “regulated investment company,” a Fund must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other dispositions of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;  (b) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and (c) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more “qualified publicly traded partnerships” (as defined below).  In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in clause (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of clause (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate income tax rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains,

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pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years.  Each Fund intends to make distributions sufficient to avoid imposition of the excise tax on income earned in the current calendar year, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (RS Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis in respect of fiscal 2005.) Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Distributions from a Fund generally will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains.  Distributions of net capital gains (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year and capital loss carryforwards) properly designated as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held the shares in the Fund. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2010.

For taxable years beginning on or before December 31, 2010, provided holding period and other requirements are met, a Fund may designate distributions of investment income derived from dividends of U.S. corporations and some foreign corporations as “qualified dividend income.”  Dividends received by a Fund from a REIT will generally not constitute qualified dividend income.  Qualified dividend income generally will be taxed in the hands of individuals at the 15% tax rate, provided these same holding period and other requirements are met by the shareholder.  A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received from a foreign corporation that is (i) non-eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company, (2) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (3) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, and (4) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

With respect to investment income and gains received by a Fund, if any, from sources outside the United States, such income and gains may be subject to foreign taxes that are withheld at the source.  Thus, a Fund’s yield on foreign investments would be decreased by such taxes.  The effective rate of foreign taxes to which a Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code.  In such a case, shareholders will include in gross income from foreign sources their pro rata share of such taxes.  Shareholders then may take a foreign tax credit against U.S. federal income tax liability for the amount of such foreign taxes or deduct such foreign taxes as an itemized deduction from gross income.  A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.  In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

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Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Equity investments by the Fund in certain “passive foreign investment companies” (“PFICs”) could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders.  However, the Fund may elect to avoid the imposition of that tax.  For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company.  The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year.  Such gains and losses are treated as ordinary income and loss.  The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation.  Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return.  Dividends paid by PFICs are not eligible to be treated as “qualified dividend income.” A Fund’s transactions in foreign currencies, foreign currency-denominated debt securities, and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  See also the discussion on hedging transactions, below.

A Fund’s transactions in foreign currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income.  If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits, (ii) thereafter as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.  If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

If a Fund engages in hedging transactions, including hedging transactions in options, certain forward contracts or futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing, and character of distributions to shareholders.  Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Fund has invested and their face value (“original issue discount”) is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities.  This original issue discount (imputed income) will comprise a part of the net investment income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.  Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In addition, the Fund may purchase debt instruments with “market discount.”  Under the market discount rules, the Fund will be required to treat any gain on the sale, exchange or redemption of, a debt instrument as ordinary income to the extent of the market discount that has not previously been included in income and is treated as having accrued on such debt instrument at or prior to the time of such payment or disposition.  Market discount in respect of a debt instrument is generally considered to accrue ratably during the period from the date of acquisition to the maturity date of such debt instrument, unless the holder elects to accrue market discount on the debt instrument under the constant yield method.

If a Fund makes a distribution to shareholders in excess of its current accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s tax basis, thus reducing any loss or increasing any gain on a subsequent taxable disposition of Fund shares.

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Dividends and distributions on a Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed a Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment.  Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed.

The sale, exchange or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held as capital assets by the shareholder for more than 12 months.  Otherwise the gain or loss on the sale, exchange or redemption of Fund shares held by the shareholder will be treated as short-term capital gain or loss.  If a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares.  In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for 6 months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to non-corporate shareholders who fail to furnish the Fund with a correct taxpayer identification number or other certification, who have underreported dividends or interest income, or who fail to certify to the Fund that they are not subject to such withholding.  An individual’s taxpayer identification number generally is his or her social security number. Tax-exempt shareholders are not subject to these back-up withholding rules so long as they furnish the Fund with a proper certification.  The back-up withholding tax rate is 28% for amounts paid through 2010.  The back-up withholding tax rate will be 31% for amounts paid after December 31, 2010.

In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.  However, for taxable years of the Fund beginning before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund.  The Fund has not determined whether it will make such designations.  In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a shareholder realizes a loss on disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and regulations.  The Code and regulations are subject to change by legislative or administrative actions.  Dividends and distributions also may be subject to local, state and foreign taxes.  Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local, and foreign taxes.  The foregoing discussion relates solely to U.S. federal income tax law.  Non-U.S. investors should consult their tax advisors concerning the tax consequences of ownership of shares of the Funds.  Statements as to the tax status of distributions will be mailed annually.

ADDITIONAL INFORMATION

Transfer Agent and Custodian

Boston Financial Data Services, at P.O. Box 219717, Kansas City, MO 64121, serves as the Funds’ transfer agent and dividend-paying agent (“Transfer Agent”).

PFPC Trust Company (“PFPC Trust”), 8800 Tinicum Boulevard, Philadelphia, PA 19153, serves as the Legacy RS Funds’ custodian (“ Legacy RS Custodian”).  State Street Bank and Trust Company, Custody Division, 1776 Heritage Drive, North Quincy, Massachusetts 02171, serves as the Legacy Guardian Funds’ custodian (“Legacy Guardian Custodian”) (collectively, the Legacy RS Custodian and the Legacy Guardian Custodian are the “Custodians”).

 The Custodians and subcustodians hold the securities in the Funds’ portfolios and other assets for safekeeping.  The Transfer Agent and the Custodians do not participate in making investment decisions for the Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, California 94111, is the Trust’s independent registered public accounting firm, providing audit services, tax return review, and other tax consulting services and assistance and consultation in connection with the review of various SEC filings.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, MA  02110, serves as counsel to the Trust.

Shareholder Liability

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust.  However, the Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees.  The Agreement and Declaration of Trust provides for indemnification out of a Fund’s property for all loss and expense of any shareholder held personally liable for the obligations of that Fund.  Thus the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

Annual Reports

The audited financial statements, financial highlights, and report of PricewaterhouseCoopers LLP, the independent registered public accounting firm of the Legacy RS Funds (which are RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, and RS Value Fund), included in the Annual Report for the Legacy RS Funds’ fiscal year ended December 31, 2005, and filed electronically on Form N-CSR on March 8, 2006 (File No. 811-5159; Accession No. 0000935069-06-000708), are hereby incorporated by reference into this SAI.

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The audited financial statements, financial highlights, and report of Ernst & Young LLP, the independent registered public accounting firm for the Legacy Guardian Funds (which are The Guardian Park Avenue Fund®, The Guardian UBS Large Cap Value FundSM, The Guardian Park Avenue Small Cap FundSM, The Guardian Asset Allocation FundSM, The Guardian S&P 500 Index FundSM, The Guardian Baillie Gifford International Growth FundSM, The Guardian Baillie Gifford Emerging Markets FundSM, The Guardian Investment Quality Bond FundSM, The Guardian Low Duration Bond FundSM, The Guardian High Yield Bond FundSM, The Guardian Tax-Exempt FundSM, and The Guardian Cash Management FundSM), included in The Park Avenue Portfolio Annual Report to Shareholders for the fiscal year ended December 31, 2005, filed electronically on Form N-CSR on March 6, 2006 (File No. 811-05641; Accession No. 0001104659-06-014301), are hereby incorporated by reference into this SAI.

Semiannual Reports

For the Legacy RS Funds, the unaudited financial statements, including the notes to the financial statements, included in the RS Investment Trust 2006 Semiannual Report for the period ended June 30, 2006, and filed electronically on Form N-CSR on September 1, 2006 (File No. 811-5159; Accession No. 0000935069-06-002524), are hereby incorporated by reference into this SAI.

For the Legacy Guardian Funds, the unaudited financial statements, including the notes to the financial statements, included in The Park Avenue Portfolio Semiannual Report to Shareholders for the period ended June 30, 2006, filed electronically on Form N-CSR on September 6, 2006 (File No. 811-05641; Accession No. 0001104659-06-059512), are hereby incorporated by reference into this SAI.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

This Appendix describes ratings applied to corporate bonds by Standard & Poor’s (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).

Standard & Poor’s Ratings

AAA — An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA — An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligations. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated CC is currently highly vulnerable to nonpayment.

C — The C rating may be used to cover a situation where a bankruptcy petition has been filed, or similar action has been taken, but payments on this obligation are being continued.

D — An obligation rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition, or the taking of a similar action if payments on an obligation are jeopardized.

A-1

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody’s Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C — Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

A-2

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are available to all advisory clients of a Fund Adviser upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, will be available as of August 31 of each year (i) without charge, upon request, by calling 1-800-766-FUND (3863); on RS Investments’ website at http://www.RSinvestments.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov.

I. RS Investment Management Co. LLC

PROXY VOTING POLICIES AND PROCEDURES

November 10, 2005

Purpose and General Statement

The purpose of these proxy voting policies and procedures is to set forth the principles, guidelines and procedures by which RS Investment Management L.P., RS Investment Management, Inc., RS Growth Group LLC, and RS Value Group LLC, and RS Investment Management Co. LLC (each, an “Adviser”) votes the securities owned by its advisory clients for which an Adviser exercises voting authority and discretion (the “Proxies”). The advisory clients for which an Adviser votes Proxies are registered investment companies and certain other institutional accounts. These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures do not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; the Advisers take no responsibility for the voting of any proxies on behalf of any such client. For those clients that have delegated such authority and discretion to an Adviser, these policies and procedures apply equally to registered investment companies and other institutional accounts.

Policies Relating to Proxy Voting

The guiding principle by which the Advisers vote on all matters submitted to security holders is to act in a manner consistent with the best interest of their clients, without subrogating the clients’ interests to those of the Advisers. The Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. The policies and procedures set forth herein are designed to ensure that material conflicts of interest on the part of an Adviser or its affiliates do not affect our voting decisions on behalf of our clients. All Adviser personnel who are involved in the voting of Proxies will be required to adhere to these policies and procedures.

It is the general policy of an Adviser to vote on all matters presented to security holders in any Proxy, and these policies and procedures have been designed with that in mind. However, the Advisers reserve the right to abstain on any particular vote or otherwise withhold their vote on any matter if in the judgment of an Adviser, the costs associated with voting such Proxy outweigh the benefits to clients or if the circumstances make such an abstention or withholding otherwise advisable and in the best interest of our clients.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of the Advisers to maintain the confidentiality of the particular votes that it casts on behalf of our clients. Registered investment company clients disclose the votes cast on their behalf by an Adviser in accordance with their legal and regulatory requirements. Any other institutional client of an Adviser can obtain details of how its Adviser has voted the securities in its account by contacting the client’s designated service representative.

Proxy Policy Committee

Certain aspects of the administration of these proxy voting policies and procedures are governed by a Proxy Policy Committee (the “Committee”) currently comprising four members. The members of this Committee are the Chief Executive Officer, the General Counsel, the Chief Compliance Officer, and a Legal Counsel. The Chief Executive Officer serves as Chair of the Committee. The Committee may change its structure or composition from time to time.

A portfolio manager’s recommendation of an override of the Guidelines (as defined below) will be accepted with the approval of any two members of the Committee. The Committee meets to consider Special Votes (as defined below), where a material conflict of interest has been identified, and at such other times as the Chief Executive Officer shall determine. In addition, the Committee generally holds a regular meeting during each calendar quarter, at which the Committee reviews data with respect to votes taken in accordance with these policies and procedures since the previous meeting. The Committee reviews the existing Guidelines at least once each calendar year and in connection with such review may recommend any changes to the Guidelines.

On all matters, the Committee makes its decisions by a vote of a majority of the members of the Committee present at the meeting. At any meeting of the Committee, a majority of the members of the Committee then in office shall constitute a quorum.

Proxy Voting Procedures

The Advisers have retained Institutional Shareholder Services, Inc. (“ISS”) to vote proxies for the accounts of our advisory clients. ISS prepares analyses of most matters submitted to a shareholder vote and also provides voting services to institutions such as an Adviser. ISS receives a daily electronic feed of all holdings in the Advisers’ voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all Proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of Proxies by an Adviser’s personnel.

The Advisers have adopted proxy voting guidelines (the “Guidelines”) that set forth how the Advisers plan to vote on specific matters presented for shareholder vote. The Guidelines are attached as Annex A to these policies and procedures. The indicated vote in the Guidelines is the governing position on any matter specifically addressed by the Guidelines, and for any such matter, absent prior instructions to the contrary from an Adviser, ISS will automatically vote in accordance with the Guidelines.

Each Adviser reserves the right to override the Guidelines when it considers that such an override would be in the best interest of our clients, taking into consideration all relevant facts and circumstances at the time of the vote. See “Procedures for Overriding the Guidelines” below.

In addition, there may be situations involving matters presented for shareholder vote that are not governed by the Guidelines (any such vote being a “Special Vote”). Special Votes will be addressed according to the procedures discussed below at “Procedures Regarding Special Votes”.

In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure web site. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. In the case of Special Votes, ISS notifies the Advisers of the vote and the relevant deadline. The Compliance Department accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the Proxies.

Procedures for Overriding the Guidelines

If any portfolio manager or analyst, in the course of his or her regular monitoring of companies whose securities are held in client accounts, is interested in a particular shareholder matter, and desires an Adviser to vote in a manner inconsistent with the Guidelines, he or she shall take action in accordance with the procedures set forth below.

In the case of a portfolio manager or analyst who believes an Adviser should vote in a manner inconsistent with the Guidelines, he or she must first submit such proposal to the Compliance Department. The Compliance Department is responsible for making a determination as to whether there is a material conflict of interest between an Adviser, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by an Adviser to the company on whose behalf Proxies are being solicited, personal shareholdings of any Adviser personnel in the company, or any other relevant material conflict of interest.

If the Compliance Department determines that there is no material conflict of interest, the Compliance Department will present this finding to the Committee for ratification. If the Committee agrees that there is no material conflict of interest, then the Committee will inform the Compliance Department of the decision to override. The Compliance Department will instruct ISS accordingly prior to the voting deadline. The Compliance Department will retain records of documents material to any such determination, and such records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department or the Committee determines that there is a material conflict of interest with respect to the relevant shareholder vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable, the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  the vote indicated by the Guidelines, together with any relevant information provided by ISS; and

•                  the rationale for the request for an override of the Guidelines, together with all relevant information, as provided by the Compliance Department, portfolio manager or analyst, as the case may be.

After review, the Committee will arrive at a decision based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Committee may vote to authorize an override of the Guidelines with respect to such a vote notwithstanding the presence of a material conflict of interest only if the Committee determines that such an override would be in the best interests of the clients in question. Whether or not the Committee authorizes an override, the Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Procedures Regarding Special Votes

If the Chief Compliance Officer is informed by ISS or otherwise becomes aware of a Special Vote, he will submit the Special Vote to the Committee. The Committee will review any information provided by ISS or the Compliance Department regarding the Special Vote, and, in its discretion, may also consult with the relevant portfolio manager or analyst. If, after this review, the Committee agrees with ISS that the vote is not covered by the Guidelines, the Committee will consult the Compliance Department as to whether or not the Special Vote involves a material conflict of interest on the part of an Adviser. As with cases of recommended overrides of the Guidelines, the determination made by the Compliance Department as to the absence of a material conflict of interest will be presented to the Committee for ratification. If the Committee determines that there is no material conflict of interest involved, the Committee will inform the Compliance Department of its decision and the Compliance Department will then instruct ISS to vote based on the decision of the portfolio manager. The Compliance Department will retain records of documents material to any such determination, which records will be made available to the Committee for review during one of its regular meetings.

If, however, the Compliance Department, or the Committee, upon review of its decision, determines that there is a material conflict of interest with respect to the relevant Special Vote, then the Committee will hold a special meeting for consideration of the matter. As part of its deliberations, the Committee will review, as applicable the following:

•                  a description of the proposed vote, together with copies of the relevant proxy statement and other solicitation material;

•                  data regarding client holdings in the relevant issuer;

•                  information pertinent to the decision by the Compliance Department or the Committee as to the presence of a material conflict of interest, together with all relevant materials;

•                  analysis prepared by ISS with respect to the Special Vote;  and

•                  other relevant information.

After reviewing the relevant information, the Committee will render a decision as to how the Special Vote is to be voted based on the guiding principle of acting in a manner consistent with the best interest of their clients. The Compliance Department will then inform ISS of this decision and instruct ISS to vote the Special Vote accordingly. The Committee’s deliberations and decisions will be appropriately documented and such records will be maintained by the Compliance Department.

Undue Influence

If at any time any person is pressured or lobbied either by an Adviser’s personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the Chief Compliance Officer, who will keep a record of this information and forward the information to the Committee. The Committee will consider this information when making its decision to recommend an override of the Guidelines (or, in the case of a Special Vote, in its decision regarding the voting of the relevant Proxy).

Record Keeping

Each Adviser, or ISS, as the Advisers’ agent, maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•                  a copy of these policies and procedures;

•                  proxy statements received regarding client securities are maintained by ISS;

•                  a record of each vote cast is maintained by ISS, and such records are accessible to designated an Adviser personnel at any time;

•                  a copy of any document created by an Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•                  each written client request for proxy voting records and the Adviser’s written response to any (written or oral) client request for such records.

ANNEX A

PROXY VOTING GUIDELINES FOR U.S. COMPANIES

RS Investments

•                                     Default:

•                                     Bundled:

Elect Directors (1000)

1000-1	Always Vote FOR all uncontested director nominees.
1000-2	WITHHOLD votes from ALL nominees if the board lacks an audit, compensation, or nominating committee.
1000-3	WITHHOLD votes from ALL nominees IF the board will consist of more than XX directors after the election.
1000-4	WITHHOLD votes from ALL nominees IF the board will consist of fewer than XX directors after the election.
1000-5	WITHHOLD votes from ALL nominees IF the company has adopted a classified board structure for the election of directors.
1000-6	WITHHOLD votes from ALL nominees IF the company does not have an independent chair or lead director.
1000-7	WITHHOLD votes from ALL nominees IF the board does not include at least one woman director.
1000-8	WITHHOLD votes from ALL nominees IF the board does not include at least one minority director.
1000-9	WITHHOLD votes from ALL nominees IF the board did not act to implement a policy requested by a shareholder proposal that received majority voting support in the prior two years.
1000-10	WITHHOLD votes from ALL nominees if the board adopted or renewed a poison pill without shareholder approval during the current or prior year.
1000-11	WITHHOLD votes from ANY non-independent nominee (excluding the CEO) IF XX% or more of the directors are not independent.
1000-12	WITHHOLD votes from ANY employee nominee who serves on the audit, compensation, or nominating committee.
1000-13	WITHHOLD votes from ANY non-independent nominee who serves on the audit committee IF XX% or more of directors serving on the audit committee are not independent.
1000-14	WITHHOLD votes from ANY non-independent nominee who serves on the compensation committee IF 25% or more of directors serving on the compensation committee are not independent.
1000-15	WITHHOLD votes from ANY non-independent nominee who serves on the nominating committee IF XX% or more of directors serving on the nominating committee are not independent.
1000-16

WITHHOLD votes from ANY nominee who serves on the audit committee IF the fees paid by the company for non-audit services in the prior fiscal year exceed XX% of the aggregate fees paid to the company’s outside auditor.

1000-17	WITHHOLD votes from ANY nominee who is retired from active employment and serves on boards at more than 3 other major companies.

1000-18	WITHHOLD votes from ANY nominee who is employed full-time and serves on boards at more than 2 other major companies.
1000-19	WITHHOLD votes from ANY nominee who attended less than 75% of the board and committee meetings that they were scheduled to attend during the previous fiscal year.	X
1000-20	WITHHOLD votes from ANY nominee who has served on the board for more than XX years.
1000-21	WITHHOLD votes from ANY nominee who owns no company stock and has served on the board for more than XX years.
1000-22	WITHHOLD votes from ANY nominee who is more than XX years old.
1000-23	WITHHOLD votes from ANY shareholder-nominated nominee.
1000-24	WITHHOLD votes from ANY nominee who is the target of a “vote no” campaign.
1000-25	WITHHOLD votes from ANY nominee if the company does not ask for shareholder approval to ratify its auditors.

Contested Election of Directors (1001)

1001-1	Always vote FOR all management nominees.	X
1001-2	Always vote AGAINST all management nominees.

Ratify Selection of Auditors (1010)

1010-1	Always vote FOR a management proposal to ratify the board’s selection of auditors.
1010-2	Vote AGAINST IF the previous auditor was dismissed because of a disagreement with the company.	X
1010-3	Vote AGAINST IF the non-audit services exceed XX% of fees.
1010-4	Vote AGAINST IF the auditors have served more than XX consecutive years.

Approve Name Change (1020)

1020-1	Always vote FOR a management proposal to change the company name.	X
1020-2	Always vote AGAINST a management proposal to change the company name.

Approve Other Business (1030)

1030-1	Always vote FOR a management proposal to approve other business.	X
1030-2	Always vote AGAINST a management proposal to approve other business.

Adjourn Meeting (1035)

1035-1	Always vote FOR a management proposal to adjourn the meeting.	X

1035-2	Always vote AGAINST a management proposal to adjourn the meeting.

Approve Technical Amendments (1040)

1040-1	Always vote FOR a management proposal to make technical amendments to the charter and/or bylaws.	X
1040-2	Always vote AGAINST a management proposal to make technical amendments to the charter and/or bylaws.

Approve Financial Statements (1050)

1050-1	Always vote FOR a management proposal to approve financial statements.	X
1050-2	Always vote AGAINST a management proposal to approve financial statements.

Increase Authorized Common Stock (1100)

1100-1	Always vote FOR a management proposal to increase authorized common stock.
1100-2	Always vote AGAINST a management proposal to increase authorized common stock.
1100-3	Vote AGAINST IF the increase is NOT intended to effect a merger, stock split, recapitalization or other reorganization.
1100-4	Vote AGAINST IF the dilution represents more than 10% of current authorized shares.	X

Decrease Authorized Common Stock (1101)

1101-1	Always vote FOR a management proposal to decrease authorized common stock.	X
1101-2	Always vote AGAINST a management proposal to decrease authorized common stock.

Amend Authorized Common Stock (1102)

1102-1	Always vote FOR a management proposal to amend authorized common stock.
1102-2	Always vote AGAINST a management proposal to amend authorized common stock.	X

Approve Common Stock Issuance (1103)

1103-1	Always vote FOR a management proposal to approve the issuance of authorized common stock.
1103-2	Always vote AGAINST a management proposal to approve the issuance of authorized common stock.	X
1103-3	Vote AGAINST IF the dilution represents more than XX% of current outstanding voting power before the stock issuance.
1103-4	Vote AGAINST IF the stock would be issued at a discount to the fair market value.
1103-5	Vote AGAINST IF the issued common stock has superior voting rights.

Approve Issuance or Exercise of Stock Warrants (1104)

1104-1	Always vote FOR a management proposal to approve the issuance or exercise of stock warrants.
1104-2	Always vote AGAINST a management proposal to approve the issuance or exercise of stock warrants.	X
1104-3	Vote AGAINST IF the warrants, when exercised, would exceed XX% of the outstanding voting power.

Authorize Preferred Stock (1110)

1110-1	Always vote FOR a management proposal to authorize preferred stock.
1110-2	Always vote AGAINST a management proposal to authorize preferred stock.	X
1110-3	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Increase Authorized Preferred Stock (1111)

1111-1	Always vote FOR a management proposal to increase authorized preferred stock.
1111-2	Always vote AGAINST a management proposal to increase authorized preferred stock.	X
1111-3	Vote AGAINST IF the proposed increase creates potential dilution of more than XX%.
1111-4	Vote AGAINST IF the board has unlimited rights to set the terms and conditions of the shares.

Decrease Authorized Preferred Stock (1112)

1112-1	Always vote FOR a management proposal to decrease authorized preferred stock.	X
1112-2	Always vote AGAINST a management proposal to decrease authorized preferred stock.

Cancel Series of Preferred Stock (1113)

1113-1	Always vote FOR a management proposal to cancel a class or series of preferred stock.	X
1113-2	Always vote AGAINST a management proposal to cancel a class or series of preferred stock.

Amend Authorized Preferred Stock (1114)

1114-1	Always vote FOR a management proposal to amend preferred stock.
1114-2	Always vote AGAINST a management proposal to amend preferred stock.	X

Approve Issuance or Conversion of Preferred Stock (1115)

1115-1	Always vote FOR a management proposal to issue or convert preferred stock.

1115-2	Always vote AGAINST a management proposal to issue or convert preferred stock.	X
1115-3	Vote AGAINST IF the dilution represents more than XX% of the total voting power.
1115-4	Vote AGAINST IF the shares have voting rights superior to those of other shareholders.

Eliminate Preemptive Rights (1120)

1120-1	Always vote FOR a management proposal to eliminate preemptive rights.	X
1120-2	Always vote AGAINST a management proposal to eliminate preemptive rights.

Restore Preemptive Rights (1121)

1121-1	Always vote FOR a management proposal to create or restore preemptive rights.
1121-2	Always vote AGAINST a management proposal to create or restore preemptive rights.	X

Authorize Dual Class Stock (1130)

1130-1	Always vote FOR a management proposal to authorize dual or multiple classes of common stock.
1130-2	Always vote AGAINST a management proposal to authorize dual or multiple classes of common stock.	X
1130-3	Vote AGAINST IF the shares have inferior or superior voting rights.

Eliminate Dual Class Stock (1131)

1131-1	Always vote FOR a management proposal to eliminate authorized dual or multiple classes of common stock.	X
1131-2	Always vote AGAINST a management proposal to eliminate authorized dual or multiple classes of common stock.

Amend Dual Class Stock (1132)

1132-1	Always vote FOR a management proposal to amend authorized dual or multiple classes of common stock.
1132-2	Always vote AGAINST a management proposal to amend authorized dual or multiple classes of common stock.	X

Increase Authorized Dual Class Stock (1133)

1133-1	Always vote FOR a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.
1133-2	Always vote AGAINST a management proposal to increase authorized shares of one or more classes of dual or multiple class common stock.	X
1133-3	Vote AGAINST IF it will allow the company to issue additional shares with superior voting rights.
1133-4	Vote AGAINST IF the dilution is more than XX% of the outstanding voting power.
1133-5	Vote AGAINST IF the dilution is more than XX% of the class of stock.

Approve Share Repurchase (1140)

1140-1	Always vote FOR a management proposal to approve a stock repurchase program.	X
1140-2	Always vote AGAINST a management proposal to approve a stock repurchase program.

Approve Stock Split (1150)

1150-1	Always vote FOR a management proposal to approve a stock split.	X
1150-2	Always vote AGAINST a management proposal to approve a stock split.

Approve Reverse Stock Split (1151)

1151-1	Always vote FOR a management proposal to approve reverse a stock split.	X
1151-2	Always vote AGAINST a management proposal to approve reverse a stock split.
1151-3	Vote AGAINST IF the company does not intend to proportionally reduce the number of authorized shares.

Approve Merger/Acquisition (1200)

1200-1	Always vote FOR a management proposal to merge with or acquire another company.	X
1200-2	Always vote AGAINST a management proposal to merge with or acquire another company.
1200-3	Vote AGAINST IF the combined entity would be controlled by a person or group.
1200-4	Vote AGAINST IF the change-in-control provision would be triggered.
1200-5	Vote AGAINST IF the current shareholders would be minority owners of the combined company.
1200-6	Vote AGAINST IF the combined entity would reincorporate or change its governance structure.
1200-7	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.
1200-8	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Recapitalization (1209)

1209-1	Always vote FOR a management proposal to approve recapitalization.	X
1209-2	Always vote AGAINST a management proposal to approve recapitalization.

Approve Restructuring (1210)

1210-1	Always vote FOR a management proposal to restructure the company.	X
1210-2	Always vote AGAINST a management proposal to restructure the company.

Approve Bankruptcy Restructuring (1211)

1211-1	Always vote FOR a management proposal on bankruptcy restructurings.	X
1211-2	Always vote AGAINST a management proposal on bankruptcy restructurings.

Approve Liquidation (1212)

1212-1	Always vote FOR a management proposal to approve liquidation.
1212-2	Always vote AGAINST a management proposal to approve liquidation.	X

Approve Reincorporation (1220)

1220-1	Always vote FOR a management proposal to reincorporate in a different state.
1220-2	Always vote AGAINST a management proposal to reincorporate in a different state.
1220-3	Vote AGAINST IF the proposal would reduce shareholder rights.	X
1220-4	Vote AGAINST IF the proposal would move the target company’s location outside of the U.S.

Approve Leveraged Buyout (1230)

1230-1	Always vote FOR a management proposal to approve a leveraged buyout of the company.
1230-2	Always vote AGAINST a management proposal to approve a leveraged buyout of the company.	X
1230-3	Vote AGAINST IF the company’s board did not obtain a fairness opinion from an investment bank.

Approve Spin-Off (1240)

1240-1	Always vote FOR a management proposal to spin-off certain company operations or divisions.	X
1240-2	Always vote AGAINST a management proposal to spin-off certain company operations or divisions.

Approve Sale of Assets (1250)

1250-1	Always vote FOR a management proposal to approve the sale of assets.	X
1250-2	Always vote AGAINST a management proposal to approve the sale of assets.

Eliminate Cumulative Voting (1300)

1300-1	Always vote FOR a management proposal to eliminate cumulative voting.	X
1300-2	Always vote AGAINST a management proposal to eliminate cumulative voting.

Adopt Cumulative Voting (1301)

1301-1	Always vote FOR a management proposal to adopt cumulative voting.
1301-2	Always vote AGAINST a management proposal to adopt cumulative voting.	X

Adopt Director Liability Provision (1310)

1310-1	Always vote FOR a management proposal to limit the liability of directors.
1310-2	Always vote AGAINST a management proposal to limit the liability of directors.	X

Amend Director Liability Provision (1311)

1311-1	Always vote FOR a management proposal to amend director liability provisions.
1311-2	Always vote AGAINST a management proposal to amend director liability provisions.	X

Adopt Indemnification Provision (1320)

1320-1	Always vote FOR a management proposal to indemnify directors and officers.
1320-2	Always vote AGAINST a management proposal to indemnify directors and officers.	X

Amend Indemnification Provision (1321)

1321-1	Always vote FOR a management proposal to amend provisions concerning the indemnification of directors and officers.
1321-2	Always vote AGAINST a management proposal to amend provisions concerning the indemnification of directors and officers.	X

Approve Board Size (1332)

1332-1	Always vote FOR a management proposal to set the board size.
1332-2	Always vote AGAINST a management proposal to set the board size.
1332-3	Vote AGAINST IF the proposal reduces the board size and the company has cumulative voting.
1332-4	Vote AGAINST IF the proposed maximum board size is greater than 15 directors.	X
1332-5	Vote AGAINST IF the proposed minimum board size is less than XX directors.
1332-6	Vote AGAINST IF the board will consist of more than XX directors.
1332-7	Vote AGAINST IF the board will consist of fewer than XX directors.

No Shareholder Approval to Fill Vacancy (1340)

1340-1	Always vote FOR a management proposal to allow the directors to fill vacancies on the board without shareholder approval.	X
1340-2	Always vote AGAINST a management proposal to allow the directors to fill vacancies on the board without shareholder approval.

Give Board Authority to Set Board Size (1341)

1341-1	Always vote FOR a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.	X
1341-2	Always vote AGAINST a management proposal to give the board the authority to set the size of the board as needed without shareholder approval.

Removal of Directors (1342)

1342-1	Always vote FOR a management proposal regarding the removal of directors.	X
1342-2	Always vote AGAINST a management proposal regarding the removal of directors.
1342-3	Vote AGAINST IF the proposal limits the removal of directors to cases where there is legal cause.
1342-4	Vote AGAINST IF the proposal would allow for the removal of directors without cause.

Approve Non-Technical Charter Amendments (1350)

1350-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s certificate of incorporation.
1350-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Non-Technical Bylaw Amendments (1351)

1351-1	Always vote FOR a management proposal to approve non-technical amendments to the company’s bylaws.
1351-2	Always vote AGAINST a management proposal to approve non-technical amendments to the company’s bylaws.
1351-3	Vote AGAINST IF an amendment would have the effect of reducing shareholders’ rights.	X

Approve Classified Board (1400)

1400-1	Always vote FOR a management proposal to adopt a classified board.	X
1400-2	Always vote AGAINST a management proposal to adopt a classified board.
1400-3	Vote AGAINST IF the company has cumulative voting.
1400-4	Vote AGAINST IF the company has adopted a shareholder rights plan (poison pill).

Amend Classified Board (1401)

1401-1	Always vote FOR a management proposal to amend a classified board.	X
1401-2	Always vote AGAINST a management proposal to amend a classified board.

Repeal Classified Board (1402)

1402-1	Always vote FOR a management proposal to repeal a classified board.	X
1402-2	Always vote AGAINST a management proposal to repeal a classified board.

Adopt Poison Pill (1410)

1410-1	Always vote FOR a management proposal to ratify or adopt a shareholder rights plan (poison pill).
1410-2	Always vote AGAINST a management proposal to ratify or adopt a shareholder rights plan (poison pill).	X
1410-3	Vote AGAINST IF the poison pill contains a “dead-hand” provision.
1410-4	Vote AGAINST IF the company has a classified board.
1410-5	Vote AGAINST IF the poison pill does not have a “sunset” provision.
1410-6	Vote AGAINST IF the poison pill does not have a TIDE provision. (Three-Year Independent Director Evaluation.)
1410-7	Vote AGAINST IF the poison pill trigger is less than XX%.

Redeem Poison Pill (1411)

1411-1	Always vote FOR a management proposal to redeem a shareholder rights plan (poison pill).
1411-2	Always vote AGAINST a management proposal to redeem a shareholder rights plan (poison pill).	X

Eliminate Special Meeting (1420)

1420-1	Always vote FOR a management proposal to eliminate shareholders’ right to call a special meeting.
1420-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to call a special meeting.	X

Limit Special Meeting (1421)

1421-1	Always vote FOR a management proposal to limit shareholders’ right to call a special meeting.
1421-2	Always vote AGAINST a management proposal to limit shareholders’ right to call a special meeting.	X
1421-3	Vote AGAINST IF the limitation requires more than XX% of the outstanding shares to call a special meeting.

Restore Special Meeting (1422)

1422-1	Always vote FOR a management proposal to restore shareholders’ right to call a special meeting.	X
1422-2	Always vote AGAINST a management proposal to restore shareholders’ right to call a special meeting.

Eliminate Written Consent (1430)

1430-1	Always vote FOR a management proposal to eliminate shareholders’ right to act by written consent.
1430-2	Always vote AGAINST a management proposal to eliminate shareholders’ right to act by written consent.	X

Limit Written Consent (1431)

1431-1	Always vote FOR a management proposal to limit shareholders’ right to act by written consent.
1431-2	Always vote AGAINST a management proposal to limit shareholders’ right to act by written consent.	X
1431-3	Vote AGAINST IF the limitation requires written consent of more than XX% of the outstanding shares.

Restore Written Consent (1432)

1432-1	Always vote FOR a management proposal to restore shareholders’ right to act by written consent.	X
1432-2	Always vote AGAINST a management proposal to restore shareholders’ right to act by written consent.

Adopt Supermajority Requirement (1440)

1440-1	Always vote FOR a management proposal to establish a supermajority vote provision to approve merger or other business combination.	X
1440-2	Always vote AGAINST a management proposal to establish a supermajority vote provision to approve merger or other business combination.
1440-3	Vote AGAINST IF the required vote is more than XX% of the outstanding shares.

Amend Supermajority Requirement (1443)

1443-1	Always vote FOR a management proposal to amend a supermajority vote provision to approve merger or other business combination.	X
1443-2	Always vote AGAINST a management proposal to amend a supermajority vote provision to approve a merger or other business combination.
1443-3	Vote AGAINST IF the amendment would increase the vote required to approve the transaction.
1443-4	Vote AGAINST IF the amendment increases the vote requirement to more than XX% of the outstanding shares.

Eliminate Supermajority Requirement (1444)

1444-1	Always vote FOR a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.	X
1444-2	Always vote AGAINST a management proposal to eliminate a supermajority vote provision to approve merger or other business combination.

Adopt Supermajority Lock-In (1445)

1445-1	Always vote FOR a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1445-2	Always vote AGAINST a management proposal to adopt supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1445-3	Vote AGAINST IF the vote requirement is more than XX% of the outstanding shares.

1445-4	Vote AGAINST IF the proposal would result in establishing a complete Lock-In on all of the charter and bylaw provisions.

Amend Supermajority Lock-In (1446)

1446-1	Always vote FOR a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1446-2	Always vote AGAINST a management proposal to amend supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.
1446-3	Vote AGAINST IF the changes would increase the vote requirement above XX% of the outstanding shares.
1446-4	Vote AGAINST IF the changes would result in a complete Lock-In on all of the charter and bylaw provisions.

Eliminate Supermajority Lock-In (1447)

1447-1	Always vote FOR a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.	X
1447-2	Always vote AGAINST a management proposal to eliminate supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions.

Consider Non-Financial Effects of Merger (1450)

1450-1	Always vote FOR a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.
1450-2	Always vote AGAINST a management proposal to expand or clarify the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid.	X

Adopt Fair Price Provision (1460)

1460-1	Always vote FOR a management proposal that establishes a fair price provision.	X
1460-2	Always vote AGAINST a management proposal that establishes a fair price provision.

Amend Fair Price Provision (1461)

1461-1	Always vote FOR a management proposal to amend a fair price provision.	X
1461-2	Always vote AGAINST a management proposal to amend a fair price provision.

Repeal Fair Price Provision (1462)

1462-1	Always vote FOR a management proposal to repeal a fair price provision.	X
1462-2	Always vote AGAINST a management proposal to repeal a fair price provision.

Adopt Anti-Greenmail Provision (1470)

1470-1	Always vote FOR a management proposal to limit the payment of greenmail.	X
1470-2	Always vote AGAINST a management proposal to limit the payment of greenmail.

Adopt Advance Notice Requirement (1480)

1480-1	Always vote FOR a management proposal to adopt advance notice requirements.	X
1480-2	Always vote AGAINST a management proposal to adopt advance notice requirements.
1480-3	Vote AGAINST IF the provision requires advance notice for director nominations.
1480-4	Vote AGAINST IF the provision requires advance notice of more than XX days.

Opt Out of State Takeover Law (1490)

1490-1	Always vote FOR a management proposal seeking to opt out of a state takeover statutory provision.	X
1490-2	Always vote AGAINST a management proposal seeking to opt out of a state takeover statutory provision.

Opt Into State Takeover Law (1491)

1491-1	Always vote FOR a management proposal seeking to opt into a state takeover statutory provision.	X
1491-2	Always vote AGAINST a management proposal seeking to opt into a state takeover statutory provision.

Adopt Stock Incentive Plan (1500)

1500-1	Always vote FOR a management proposal to adopt a stock incentive plan for employees.
1500-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for employees.
1500-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 10%.	X
1500-4	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1500-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1500-6	Vote AGAINST IF the compensation committee is not fully independent.
1500-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1500-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on the grant date.
1500-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for awards each year.	X
1500-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as award other than options.
1500-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1500-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1500-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1500-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1500-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X

1500-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1500-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1500-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1500-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1500-20	Vote AGAINST IF the company does not expense stock options.	X
1500-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1500-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Amend Stock Incentive Plan (1501)

1501-1	Always vote FOR a management proposal to amend a stock incentive plan for employees.
1501-2	Always vote AGAINST a management proposal to amend a stock incentive plan for employees.
1501-3	Vote AGAINST IF the amendment allows options to be priced at less than 85% fair market value on the grant date.	X
1501-4	Vote AGAINST IF the amendment allows the plan administrator to reprice or replace underwater options.	X
1501-5	Vote AGAINST IF the amendment extends post-retirement exercise period of outstanding options.	X
1501-6	Vote AGAINST IF the amendment enhances existing change-in-control features or adds change-in-control provisions to the plan.	X
1501-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1501-8	Vote AGAINST IF the amendment increases the per employee limit for awards.	X
1501-9	Vote AGAINST IF the amendment allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1501-10	Vote AGAINST IF potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Stock Incentive Plan (1502)

1502-1	Always vote FOR a management proposal to add shares to a stock incentive plan for employees.
1502-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for employees.
1502-3	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than 5%.	X
1502-4	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than 10%.	X
1502-5	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1502-6	Vote AGAINST IF the compensation committee is not fully independent.
1502-7	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X

1502-8	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1502-9	Vote AGAINST IF the plan has a share replenishment feature (evergreen plan) — that is, it adds a specified number or percentage of outstanding shares for award each year.	X
1502-10	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1502-11	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1502-12	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1502-13	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1502-14	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1502-15	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1502-16	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1502-17	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1502-18	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed 30% of total options granted in that year.	X
1502-19	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1502-20	Vote AGAINST IF the company does not expense stock options.
1502-21	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1502-22	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Limit Per-Employee Awards (1503)

1503-1	Always vote FOR a management proposal to limit per-employee annual option awards.
1503-2	Always vote AGAINST a management proposal to limit per-employee annual option awards.
1503-3	Vote AGAINST IF the per-employee limit is more than 50,000 shares per year.	X
1503-4	Vote AGAINST IF the aggregate per-employee limit is more than 1,000,000 shares over the life of the plan.	X

Extend Term of Stock Incentive Plan (1505)

1505-1	Always vote FOR a management proposal to extend the term of a stock incentive plan for employees.
1505-2	Always vote AGAINST a management proposal to extend the term of a stock incentive plan for employees.
1505-3	Vote AGAINST IF the non-employee directors are eligible to receive awards under the plan.	X
1505-4	Vote AGAINST IF the potential dilution from all company plans, as calculated by ISS, is more than 10%.	X
1505-5	Vote AGAINST IF the compensation committee is not fully independent.

1505-6	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.	X
1505-7	Vote AGAINST IF the plan allows non-qualified options to be priced at less than 85% of the fair market value on the grant date.	X
1505-8	Vote AGAINST IF the plan allows for multiple awards and does not set a limit on the number of shares that can be granted as awards other than options.	X
1505-9	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1505-10	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.	X
1505-11	Vote AGAINST IF the proposed plan allows for the accelerated vesting of awards upon shareholder approval of a merger or similar business transaction.
1505-12	Vote AGAINST IF the proposed plan allows the plan administrator to provide loans to exercise awards.
1505-13	Vote AGAINST IF the proposed plan allows the plan administrator to accelerate the vesting requirements of outstanding awards.	X
1505-14	Vote AGAINST IF the proposed plan allows the plan administrator to grant reloaded stock options.	X
1505-15	Vote AGAINST IF the company authorized the repricing or replacement of underwater options without shareholder approval within the past three years.
1505-16	Vote AGAINST IF the options granted to the top 5 executives in the last fiscal year exceed XX% of the options granted in the past fiscal year.
1505-17	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.	X
1505-18	Vote AGAINST IF the company does not expense stock options.
1505-19	Vote AGAINST IF the company has not granted premium-priced, indexed or performance-vesting options in the past fiscal year, or does not express an intention to do so.
1505-20	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

Adopt Director Stock Incentive Plan (1510)

1510-1	Always vote FOR a management proposal to adopt a stock incentive plan for non-employee directors.
1510-2	Always vote AGAINST a management proposal to adopt a stock incentive plan for non-employee directors.	X
1510-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of the fair market value on grant date.
1510-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1510-5	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.
1510-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1510-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1510-8	Vote AGAINST IF the plan includes an incentive to receive shares instead of cash.
1510-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.

1510-10	Vote AGAINST IF the company does not expense stock options.
1510-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.
1510-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1510-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Amend Director Stock Incentive Plan (1511)

1511-1	Always vote FOR a management proposal to amend a stock incentive plan for non-employee directors.
1511-2	Always vote AGAINST a management proposal to amend a stock incentive plan for non-employee directors.	X
1511-3	Vote AGAINST IF the amendment increases the size of the option awards.
1511-4	Vote AGAINST IF the amendment would make the plan an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1511-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1511-6	Vote AGAINST IF the amendment would provide an incentive to receive shares instead of cash.
1511-7	Vote AGAINST IF the amendment adds time-lapsing restricted stock awards that fully vest in less than XX years.
1511-8	Vote AGAINST IF the potential dilution from all company plans, including this proposal, as calculated by ISS, is more than XX%.

Add Shares to Director Stock Incentive Plan (1512)

1512-1	Always vote FOR a management proposal to add shares to a stock incentive plan for non-employee directors.
1512-2	Always vote AGAINST a management proposal to add shares to a stock incentive plan for non-employee directors.	X
1512-3	Vote AGAINST IF the plan allows non-qualified options to be priced at less than XX% of fair market value on the grant date.
1512-4	Vote AGAINST IF the dilution represented by the proposal, as calculated by ISS, is more than XX%.
1512-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.
1512-6	Vote AGAINST IF the proposed plan is an omnibus plan that authorizes 5 or more types of awards or gives the compensation committee discretion to issue a wide range of stock-based awards.
1512-7	Vote AGAINST IF the proposed plan allows for non-formula, discretionary awards.
1512-8	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.
1512-9	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, exceeds the 75th percentile of its peer group.
1512-10	Vote AGAINST IF the company does not expense stock options.
1512-11	Vote AGAINST IF the minimum vesting period for options granted under it is less than XX years.

1512-12	Vote AGAINST IF the plan permits the award of time-lapsing restricted stock that fully vest in less than XX years.
1512-13	Vote AGAINST IF the plan allows the plan administrators to reprice or replace underwater options.

Adopt Employee Stock Purchase Plan (1520)

1520-1	Always vote FOR a management proposal to adopt an employee stock purchase plan.
1520-2	Always vote AGAINST a management proposal to adopt an employee stock purchase plan.
1520-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1520-4	Vote AGAINST IF the equity dilution represented by the proposed plan, as calculated by ISS, is more than XX%.
1520-5	Vote AGAINST IF the potential dilution of all plans, including this proposal, as calculated by ISS, is more than XX%.

Amend Employee Stock Purchase Plan (1521)

1521-1	Always vote FOR a management proposal to amend an employee stock purchase plan.
1521-2	Always vote AGAINST a management proposal to amend an employee stock purchase plan.
1521-3	Vote AGAINST IF the proposal allows employees to purchase stock at prices of less than 95% of the stock’s fair market value.	X

Add Shares to Employee Stock Purchase Plan (1522)

1522-1	Always vote FOR a management proposal to add shares to an employee stock purchase plan.
1522-2	Always vote AGAINST a management proposal to add shares to an employee stock purchase plan.
1522-3	Vote AGAINST IF the proposed plan allows employees to purchase stock at less than 95% of the stock’s fair market value.	X
1522-4	Vote AGAINST IF the equity dilution represented by this proposal is more than XX% of the outstanding common equity.
1522-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS, is more than XX%.

Adopt Stock Award Plan (1530)

1530-1	Always vote FOR a management proposal to adopt a stock award plan.
1530-2	Always vote AGAINST a management proposal to adopt a stock award plan.	X
1530-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1530-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1530-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1530-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of the company’s peer group.

Amend Stock Award Plan (1531)

1531-1	Always vote FOR a management proposal to amend a stock award plan.
1531-2	Always vote AGAINST a management proposal to amend a stock award plan.	X
1531-3	Vote AGAINST IF the amendment shortens the vesting requirement or lessens the performance requirements.
1531-4	Vote AGAINST IF the amendment increases the per-employee limit for awards.
1531-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Stock Award Plan (1532)

1532-1	Always vote FOR a management proposal to add shares to a stock award plan.
1532-2	Always vote AGAINST a management proposal to add shares to a stock award plan.	X
1532-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock awards that fully vest in less than XX years.
1532-4	Vote AGAINST IF the equity dilution represented by this proposal, as calculated by ISS, is more than XX%.
1532-5	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.
1532-6	Vote AGAINST IF the equity overhang, including this proposal, exceeds the 75th percentile of its peer group.

Adopt Director Stock Award Plan (1540)

1540-1	Always vote FOR a management proposal to adopt a stock award plan for non-employee directors.
1540-2	Always vote AGAINST a management proposal to adopt a stock award plan for non-employee directors.	X
1540-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1540-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1540-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1540-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1540-7	Vote AGAINST IF the plan would provide an incentive to receive shares instead of cash.

Amend Director Stock Award Plan (1541)

1541-1	Always vote FOR a management proposal to amend a stock award plan for non-employee directors.
1541-2	Always vote AGAINST a management proposal to amend a stock award plan for non-employee directors.	X
1541-3	Vote AGAINST IF the amendment increases the award size.
1541-4	Vote AGAINST IF the amendment adds time-lapsing restricted stock that vest in less than XX years.

1541-5	Vote AGAINST IF the amendment would permit the granting of non-formula, discretionary awards.
1541-6	Vote AGAINST IF the proposed amendment would include an incentive to receive shares instead of cash.
1541-7	Vote AGAINST IF the potential dilution from all plans, including this proposal, as calculated by ISS (overhang), is more than XX%.

Add Shares to Director Stock Award Plan (1542)

1542-1	Always vote FOR a management proposal to add shares to a stock award plan for non-employee directors.
1542-2	Always vote AGAINST a management proposal to add shares to a stock award plan for non-employee directors.	X
1542-3	Vote AGAINST IF the plan allows for time-lapsing restricted stock that fully vest in less than XX years.
1542-4	Vote AGAINST IF the dilution represented by this proposal, as calculated by ISS, is more than XX%.
1542-5	Vote AGAINST IF the potential dilution from all plans (including this proposal), as calculated by ISS, is more than XX%.
1542-6	Vote AGAINST IF the proposed plan would permit the granting of non-formula, discretionary awards.
1542-7	Vote AGAINST IF the proposed plan includes an incentive to receive shares instead of cash.

Approve Annual Bonus Plan (1560)

1560-1	Always vote FOR a management proposal to approve an annual bonus plan.	X
1560-2	Always vote AGAINST a management proposal to approve an annual bonus plan.
1560-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.
1560-4	Vote AGAINST IF the maximum per-employee bonus payable is more than XX% of the participant’s base salary.
1560-5	Vote AGAINST IF the maximum per-employee bonus payable is more than $XX.
1560-6	Vote AGAINST IF the performance criteria is not disclosed.

Approve Savings Plan (1561)

1561-1	Always vote FOR a management proposal to adopt a savings plan.	X
1561-2	Always vote AGAINST a management proposal to adopt a savings plan.

Approve Option/Stock Awards (1562)

1562-1	Always vote FOR a management proposal to grant a one-time option or stock award.
1562-2	Always vote AGAINST a management proposal to grant a one-time option or stock award.	X
1562-3	Vote AGAINST IF the option/stock award is priced less than XX% of the fair market value on the grant date.
1562-4	Vote AGAINST IF the dilution represented by the option/stock award, as calculated by ISS, is more than XX%.

1562-5	Vote AGAINST IF the award is time-lapsing stock that fully vest in less than XX years.
1562-6	Vote AGAINST IF the option/stock award is unrestricted shares.
1562-7	Vote AGAINST IF potential dilution from all company plans including this proposal, as calculated by ISS, is more than XX% of the total outstanding common equity.
1562-8	Vote AGAINST IF the company’s equity dilution (overhang), including this proposal, as calculated by ISS, exceeds the 75th percentile of its peer group.
1562-9	Vote AGAINST IF the company’s three-year average annual grant rate exceeds the 75th percentile of its peer group.
1562-10	Vote AGAINST IF the option is not premium-priced or indexed, or does not vest based on future performance.

Adopt Deferred Compensation Plan (1563)

1563-1	Always vote FOR a management proposal to adopt a deferred compensation plan.
1563-2	Vote AGAINST a management proposal to adopt a deferred compensation plan for non-employee directors.
1563-3	Vote AGAINST a management proposal to adopt a deferred compensation plan for executives.
1563-4	Vote AGAINST IF the dilution is more than 10% of the outstanding common equity.	X

Approve Long-Term Bonus Plan (1564)

1564-1	Always vote FOR a management proposal to approve a long-term bonus plan.
1564-2	Always vote AGAINST a management proposal to approve a long-term bonus plan.
1564-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1564-4	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than 50% of the participant’s base salary.	X
1564-5	Vote AGAINST IF the maximum per-employee bonus payable over the performance period is more than $XX.
1564-6	Vote AGAINST IF the proposal creates dilution of more than 10% of the outstanding common equity.	X
1564-7	Vote AGAINST IF the performance criteria is not disclosed.

Approve Employment Agreements (1565)

1565-1	Always vote FOR a management proposal to approve an employment agreement or contract.	X
1565-2	Always vote AGAINST a management proposal to approve an employment agreement or contract.

Amend Deferred Compensation Plan (1566)

1566-1	Always vote FOR a management proposal to amend a deferred compensation plan.
1566-2	Always vote AGAINST a management proposal to amend a deferred compensation plan.	X

Exchange Underwater Options (1570)

1570-1	Always vote FOR a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).
1570-2	Always vote AGAINST a management proposal to exchange underwater options (options with a per-share exercise price that exceeds the underlying stock’s current market price).	X
1570-3	Vote AGAINST IF directors or any of the 5 highest paid executives are eligible to participate in the repricing exchange program.
1570-4	Vote AGAINST IF the exchange ratio is not linked to the economic value of the underwater options.
1570-5	Vote AGAINST IF the company exchanged underwater options within the last three years.

Amend Annual Bonus Plan (1581)

1581-1	Always vote FOR a management proposal to amend an annual bonus plan.
1581-2	Always vote AGAINST a management proposal to amend an annual bonus plan.	X
1581-3	Vote AGAINST IF the amendment increases the maximum annual per-employee bonus.

Reapprove Option/Bonus Plan for OBRA (1582)

1582-1	Always vote FOR a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-2	Always vote AGAINST a management proposal to reapprove a stock option plan or bonus plan for purposes of OBRA.
1582-3	Vote AGAINST IF the maximum per-employee payout is not disclosed.	X
1582-4	Vote AGAINST IF the performance criteria is not disclosed.
1582-5	Vote AGAINST IF the company repriced or replaced options in the past fiscal year.

Amend Long-Term Bonus Plan (1586)

1586-1	Always vote FOR a management proposal to amend a long-term bonus plan.	X
1586-2	Always vote AGAINST a management proposal to amend a long-term bonus plan.
1586-3	Vote AGAINST IF the plan increases the per-employee maximum bonus.

SHAREHOLDER PROPOSALS

SP-Shareholder Approval of Auditors (2000)

2000-1	Always vote FOR a shareholder proposal calling for stockholder ratification of auditors.	X
2000-2	Always vote AGAINST a shareholder proposal calling for stockholder ratification of auditors.

SP-Auditors Must Attend Annual Meeting (2001)

2001-1	Always vote FOR a shareholder proposal calling for the auditors to attend the annual meeting.	X
2001-2	Always vote AGAINST a shareholder proposal calling for the auditors to attend the annual meeting.

SP-Limit Consulting by Auditors (2002)

2002-1	Always vote FOR a shareholder proposal calling for limiting consulting by auditors.	X
2002-2	Always vote AGAINST a shareholder proposal calling for limiting consulting by auditors.

SP-Rotate Auditors (2003)

2003-1	Always vote FOR a shareholder proposal calling for the rotation of auditors.	X
2003-2	Always vote AGAINST a shareholder proposal calling for the rotation of auditors.

SP-Restore Preemptive Rights (2010)

2010-1	Always vote FOR a shareholder proposal to restore preemptive rights.	X
2010-2	Always vote AGAINST a shareholder proposal to restore preemptive rights.

SP-Study Sale or Spin-Off (2030)

2030-1	Always vote FOR a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.	X
2030-2	Always vote AGAINST a shareholder proposal asking the company to study sales, spin-offs or other strategic alternatives.

SP-Adopt Confidential Voting (2100)

2100-1	Always vote FOR a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.	X
2100-2	Always vote AGAINST a shareholder proposal asking the board to adopt confidential voting and independent tabulation of the proxy ballots.

SP-Counting Shareholder Votes (2101)

2101-1	Always vote FOR a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.	X
2101-2	Always vote AGAINST a shareholder proposal asking the company to refrain from counting abstentions and broker non-votes in vote tabulations.

SP-No Discretionary Voting (2102)

2102-1	Always vote FOR a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.	X
2102-2	Always vote AGAINST a shareholder proposal to eliminate the company’s discretion to vote unmarked proxy ballots.

SP-Equal Access to the Proxy (2110)

2110-1	Always vote FOR a shareholder proposal to provide equal access to the proxy materials for shareholders.	X

2110-2	Always vote AGAINST a shareholder proposal to provide equal access to the proxy materials for shareholders.
2110-3	Vote AGAINST IF the ballot will become open to shareholders’ nominees.
2110-4	Vote AGAINST IF the change will allow shareholder statements.

SP-Improve Meeting Reports (2120)

2120-1	Always vote FOR a shareholder proposal to improve annual meeting reports.	X
2120-2	Always vote AGAINST a shareholder proposal to improve annual meeting reports.

SP-Change Annual Meeting Location (2130)

2130-1	Always vote FOR a shareholder proposal to change the annual meeting location.	X
2130-2	Always vote AGAINST a shareholder proposal to change the annual meeting location.

SP-Change Annual Meeting Date (2131)

2131-1	Always vote FOR a shareholder proposal to change the annual meeting date.	X
2131-2	Always vote AGAINST a shareholder proposal to change the annual meeting date.

SP-Board Inclusiveness (2201)

2201-1	Always vote FOR a shareholder proposal asking the board to include more women and minorities as directors.	X
2201-2	Always vote AGAINST a shareholder proposal asking the board to include more women and minorities as directors.

SP-Increase Board Independence (2202)

2202-1	Always vote FOR a shareholder proposal seeking to increase board independence.	X
2202-2	Always vote AGAINST a shareholder proposal seeking to increase board independence.

SP-Director Tenure/Retirement Age (2203)

2203-1	Always vote FOR a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.
2203-2	Always vote AGAINST a shareholder proposal seeking to limit the period of time a director can serve by establishing a retirement or tenure policy.	X
2203-3	Vote AGAINST IF the proposal seeks to establish a tenure policy shorter than XX years.
2203-4	Vote AGAINST IF the proposal seeks to establish a retirement age of more than XX years.

SP-Minimum Stock Ownership by Directors (2204)

2204-1	Always vote FOR a shareholder proposal to require minimum stock ownership by directors.	X
2204-2	Always vote AGAINST a shareholder proposal to require minimum stock ownership by directors.

2204-3	Vote AGAINST IF the minimum level of ownership required is more than XX shares.

SP-Allow Union/Employee Representatives on the Board (2205)

2205-1	Always vote FOR a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.
2205-2	Always vote AGAINST a shareholder proposal that seeks to provide for union or employee representatives on the board of directors.	X

SP-Directors’ Role in Corporate Strategy (2206)

2206-1	Always vote FOR a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.
2206-2	Always vote AGAINST a shareholder proposal seeking to increase disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan.	X

SP-Increase Nominating Committee Independence (2210)

2210-1	Always vote FOR a shareholder proposal to increase the independence of the nominating committee.	X
2210-2	Always vote AGAINST a shareholder proposal to increase the independence of the nominating committee.

SP-Create Nominating Committee (2211)

2211-1	Always vote FOR a shareholder proposal to create a nominating committee of the board.	X
2211-2	Always vote AGAINST a shareholder proposal to create a nominating committee of the board.
2211-3	Vote AGAINST IF the proposal includes no requirements on the number of independent directors required to serve on the committee.

SP-Create Shareholder Committee (2212)

2212-1	Always vote FOR a shareholder proposal urging the creation of a shareholder committee.
2212-2	Always vote AGAINST a shareholder proposal urging the creation of a shareholder committee.
2212-3	Vote AGAINST IF the proposal is a binding bylaw amendment.	X

SP-Independent Board Chairman (2214)

2214-1	Always vote FOR a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.
2214-2	Always vote AGAINST a shareholder proposal asking that the chairman of the board of directors be chosen from among the ranks of the non-employee directors.	X

SP-Lead Director (2215)

2215-1	Always vote FOR a shareholder proposal asking that a lead director be chosen from among the ranks of non-employee directors.	X
2215-2	Always vote AGAINST a shareholder proposal asking that a lead director be chosen from among the ranks of the non-employee directors.

SP-Adopt Cumulative Voting (2220)

2220-1	Always vote FOR a shareholder proposal calling for the adoption of cumulative voting.	X
2220-2	Always vote AGAINST a shareholder proposal calling for the adoption of cumulative voting.

SP-Require Nominee Statement in Proxy (2230)

2230-1	Always vote FOR a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.
2230-2	Always vote AGAINST a shareholder proposal to require directors to place a statement of candidacy in the proxy statement.	X

SP-Double Board Nominees (2231)

2231-1	Always vote FOR a shareholder proposal to nominate two director candidates for each open board seat.
2231-2	Always vote AGAINST a shareholder proposal to nominate two director candidates for each open board seat.	X

SP-Director Liability (2240)

2240-1

Always vote FOR a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

X
2240-2

Always vote AGAINST a shareholder proposal to make directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director’s gross negligence and/or reckless or willful neglect.

SP-Repeal Classified Board (2300)

2300-1	Always vote FOR a shareholder proposal to repeal a classified board.	X
2300-2	Always vote AGAINST a shareholder proposal to repeal a classified board.
2300-3	Vote AGAINST IF the company does not have a shareholder rights plan (poison pill).

SP-Redeem or Vote on Poison Pill (2310)

2310-1	Always vote FOR a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.	X
2310-2	Always vote AGAINST a shareholder proposal asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan.
2310-3	Vote AGAINST IF the proposal seeks only to redeem the current rights plan (and does not ask for a shareholder vote.)
2310-4	Vote AGAINST IF the board has an independent majority.
2310-5	Vote AGAINST IF the proposal is binding rather than merely precatory (advisory).
2310-6	Vote AGAINST IF the pill does not contain a dead-hand provision.
2310-7	Vote AGAINST IF the company elects the entire board annually.

SP-Eliminate Supermajority Provision (2320)

2320-1	Always vote FOR a shareholder proposal that seeks to eliminate supermajority provisions.	X

2320-2	Always vote AGAINST a shareholder proposal that seeks to eliminate supermajority provisions.

SP-Reduce Supermajority Provision (2321)

2321-1	Always vote FOR a shareholder proposal that seeks to reduce supermajority provisions.	X
2321-2	Always vote AGAINST a shareholder proposal that seeks to reduce supermajority provisions.

SP-Repeal Fair Price Provision (2324)

2324-1	Always vote FOR a shareholder proposal that seeks to repeal fair price provisions.
2324-2	Always vote AGAINST a shareholder proposal that seeks to repeal fair price provisions.	X

SP-Restore Right to Call a Special Meeting (2325)

2325-1	Always vote FOR a shareholder proposal to restore shareholders’ right to call a special meeting.	X
2325-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to call a special meeting.

SP-Restore Right to Act by Written Consent (2326)

2326-1	Always vote FOR a shareholder proposal to restore shareholders’ right to act by written consent.	X
2326-2	Always vote AGAINST a shareholder proposal to restore shareholders’ right to act by written consent.

SP-Prohibit Targeted Share Placement (2330)

2330-1	Always vote FOR a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.	X
2330-2	Always vote AGAINST a shareholder proposal to limit the board’s discretion to issue targeted share placements or to require shareholder approval before such block placements can be made.

SP-Opt Out of State Takeover Statute (2341)

2341-1	Always vote FOR a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.	X
2341-2	Always vote AGAINST a shareholder proposal seeking to force the company to opt out of a state takeover statutory provision.

SP-Reincorporation (2342)

2342-1	Always vote FOR a shareholder proposal to reincorporate the company in another state.	X
2342-2	Always vote AGAINST a shareholder proposal to reincorporate the company in another state.
2342-3	Vote AGAINST IF the new state has stronger anti-takeover provisions.

SP-Adopt Anti-Greenmail Provision (2350)

2350-1	Always vote FOR a shareholder proposal to limit greenmail payments.	X

2320-2	Always vote AGAINST a shareholder proposal to limit greenmail payments.

SP-Restrict Executive Compensation (2400)

2400-1	Always vote FOR a shareholder proposal to restrict executive compensation.	X
2400-2	Always vote AGAINST a shareholder proposal to restrict executive compensation.
2400-3	Vote AGAINST IF the proposal limits executive pay without linking compensation to financial performance.

SP-Disclose Executive Compensation (2401)

2401-1	Always vote FOR a shareholder proposal to enhance the disclosure of executive compensation.	X
2401-2	Always vote AGAINST a shareholder proposal to enhance the disclosure of executive compensation.
2401-3	Vote AGAINST IF the proposal extends reporting to all executives paid more than $XX.

SP-Restrict Director Compensation (2402)

2402-1	Always vote FOR a shareholder proposal to restrict director compensation.	X
2402-2	Always vote AGAINST a shareholder proposal to restrict director compensation.

SP-Cap Executive Pay (2403)

2403-1	Always vote FOR a shareholder proposal to cap executive pay.	X
2403-2	Always vote AGAINST a shareholder proposal to cap executive pay.

SP-Pay Directors in Stock (2405)

2405-1	Always vote FOR a shareholder proposal calling for directors to be paid with company stock.	X
2405-2	Always vote AGAINST a shareholder proposal calling for directors to be paid with company stock.
2405-3	Vote AGAINST IF the resolution would require directors to receive their entire compensation in the form of company stock.

SP-Approve Executive Compensation (2406)

2406-1	Always vote FOR a shareholder proposal calling for shareholder votes on executive pay.	X
2406-2	Always vote AGAINST a shareholder proposal calling for shareholder votes on executive pay.

SP-Restrict Director Pensions (2407)

2407-1	Always vote FOR a shareholder proposal calling for the termination of director retirement plans.	X
2407-2	Always vote AGAINST a shareholder proposal calling for the termination of director retirement plans.

SP-Review/Report on/Link Executive Pay to Social Performance (2408)

2408-1	Always vote FOR a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.	X
2408-2	Always vote AGAINST a shareholder proposal that asks management to review, report on and/or link executive compensation to non-financial criteria, particularly social criteria.
2408-3	Vote AGAINST IF the resolution goes beyond the request for a review and/or report, and includes actual linkage of pay to social performance.

SP-No Repricing of Underwater Options (2409)

2409-1	Always vote FOR a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.	X
2409-2	Always vote AGAINST a shareholder proposal seeking shareholder approval to reprice or replace underwater stock options.
2409-3	Vote AGAINST IF the proposal seeking shareholder approval to reprice is binding.

SP-Golden Parachutes (2414)

2414-1	Always vote FOR a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.	X
2414-2	Always vote AGAINST a shareholder proposal calling for a ban or shareholder vote on future golden parachutes.
2414-3	Vote AGAINST IF the highest payout formula of current agreements does not exceed XX times an executive’s salary and bonus.

SP-Award Performance-Based Stock Options (2415)

2415-1	Always vote FOR a shareholder proposal seeking to award performance-based stock options.	X
2415-2	Always vote AGAINST a shareholder proposal seeking to award performance-based stock options.

SP-Expense Stock Options (2416)

2416-1	Always vote FOR a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.
2416-2	Always vote AGAINST a shareholder proposal establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement.	X

SP-Pension Fund Surplus (2417)

2417-1	Always vote FOR a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.
2417-2	Always vote AGAINST a shareholder proposal that requests future executive compensation be determined without regard to any pension fund income.	X

SP-Create Compensation Committee (2420)

2420-1	Always vote FOR a shareholder proposal to create a compensation committee.	X
2420-2	Always vote AGAINST a shareholder proposal to create a compensation committee.

SP-Hire Independent Compensation Consultant (2421)

2421-1

Always vote FOR a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

X

2421-2

Always vote AGAINST a shareholder proposal to require that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues.

SP-Increase Compensation Committee Independence (2422)

2422-1	Always vote FOR a shareholder proposal to increase the independence of the compensation committee.	X
2422-2	Always vote AGAINST a shareholder proposal to increase the independence of the compensation committee.

SP-Increase Audit Committee Independence (2500)

2500-1	Always vote FOR a shareholder proposal to increase the independence of the audit committee.	X
2500-2	Always vote AGAINST a shareholder proposal to increase the independence of the audit committee.

SP-Increase Key Committee Independence (2501)

2501-1	Always vote FOR a shareholder proposal to increase the independence of key committees.	X
2501-2	Always vote AGAINST a shareholder proposal to increase the independence of key committees.

1.                                       SOCIAL ISSUE PROPOSALS

SP-Develop/Report on Human Rights Policy (3000)

3000-1	Always vote FOR a shareholder proposal that asks the company to develop or report on human rights policies.
3000-2	Always vote AGAINST a shareholder proposal that asks the company to develop or report on human rights policies.
3000-3	Vote AGAINST IF the company does not operate in countries of concern.	X

SP-Review Operations’ Impact on Local Groups (3005)

3005-1	Always vote FOR a shareholder proposal that asks the company to review its operations’ impact on local groups.
3005-2	Always vote AGAINST a shareholder proposal that asks the company to review its operations’ impact on local groups.	X
3005-3	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Burma-Limit or End Operations (3030)

3030-1	Always vote FOR a shareholder proposal that asks the company to limit or end operations in Burma.
3030-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end operations in Burma.
3030-3	Vote AGAINST IF the company’s operations are de minimus and do not involve oil or mining.	X
3030-4	Vote AGAINST IF the company does not contract directly with the Burmese government.

SP-Burma-Review Operations (3031)

3031-1	Always vote FOR a shareholder proposal that asks management to review operations in Burma.	X
3031-2	Always vote AGAINST a shareholder proposal that asks management to review operations in Burma.

SP-China-No Use of Forced Labor (3040)

3040-1	Always vote FOR a shareholder proposal that asks management to certify that company operations are free of forced labor.	X
3040-2	Always vote AGAINST a shareholder proposal that asks management to certify that company operations are free of forced labor.

SP-China-Adopt Code of Conduct (3041)

3041-1	Always vote FOR a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-2	Always vote AGAINST a shareholder proposal that asks management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
3041-3	Vote AGAINST IF the company has de minimus operations involving China.	X

SP-Review Military Contracting Criteria (3100)

3100-1

Always vote FOR a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-2

Always vote AGAINST a shareholder proposal that asks management to develop social, economic and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts.

3100-3	Vote AGAINST IF the company derives less than 50% of its revenues from military-related operations.	X

SP-Review Economic Conversion (3110)

3110-1	Always vote FOR a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.
3110-2

Always vote AGAINST a shareholder proposal that asks management to create a plan for converting the company’s facilities that are dependent on defense contracts toward production for commercial markets.

3110-3	Vote AGAINST IF the company derives less than 50% of its revenues from defense contracts.	X

SP-Review Space Weapons (3120)

3120-1	Always vote FOR a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.
3120-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems.	X

SP-Review Foreign Military Sales (3130)

3130-1	Always vote FOR a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.	X
3130-2	Always vote AGAINST a shareholder proposal that asks management to report on the company’s foreign military sales or foreign offset activities.
3130-3	Vote AGAINST IF all of the company’s current weapons programs result in sales to both the U.S. and foreign governments, or to the U.S. government exclusively.

SP-Limit or End Nuclear Weapons Production (3150)

3150-1	Always vote FOR a shareholder proposal that asks management to limit or end nuclear weapons production.
3150-2	Always vote AGAINST a shareholder proposal that asks management to limit or end nuclear weapons production.	X

SP-Review Nuclear Weapons Production (3151)

3151-1	Always vote FOR a shareholder proposal that asks management to review nuclear weapons production.
3151-2	Always vote AGAINST a shareholder proposal that asks management to review nuclear weapons production.	X

SP-Review Charitable Giving Policy (3210)

3210-1	Always vote FOR a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-2	Always vote AGAINST a shareholder proposal that asks the company to establish shareholder-designated contribution programs.
3210-3	Vote AGAINST IF the company has a well-managed program or the proposal will be unduly burdensome.	X

SP-Limit or End Charitable Giving (3215)

3215-1	Always vote FOR a shareholder proposal that asks the company to limit or end charitable giving.
3215-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end charitable giving.
3215-3	Vote AGAINST IF the company’s giving is not excessive or the proposal would end all giving.	X

SP-Review Political Spending (3220)

3220-1	Always vote FOR a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-2	Always vote AGAINST a shareholder proposal that asks the company to increase disclosure of political spending and activities.
3220-3	Vote AGAINST IF the information requested is already easily available or if compliance is costly.	X

SP-Limit or End Political Spending (3221)

3221-1	Always vote FOR a shareholder proposal that asks the company to limit or end political spending.
3221-2	Always vote AGAINST a shareholder proposal that asks the company to limit or end political spending.
3221-3	Vote AGAINST IF the total contributions were less than $50,000 or the proposal would end all spending.	X

SP-Disclose Prior Government Service (3222)

3222-1	Always vote FOR a shareholder proposal requesting disclosure of company executives’ prior government service.
3222-2	Always vote AGAINST a shareholder proposal requesting disclosure of company executives’ prior government service.	X

SP-Affirm Political Nonpartisanship (3224)

3224-1	Always vote FOR a shareholder proposal requesting affirmation of political nonpartisanship.
3224-2	Always vote AGAINST a shareholder proposal requesting affirmation of political nonpartisanship.	X

SP-Review Tobacco Marketing (3300)

3300-1	Always vote FOR a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-2	Always vote AGAINST a shareholder proposal that asks management to report on or change tobacco product marketing practices.
3300-3	Vote AGAINST IF no prima facie evidence suggests company targets youth or uses unregulated channels.

3300-4	Vote AGAINST IF there is no prima facie evidence the company’s marketing practices are illegal.
3300-5	Vote AGAINST IF the proposal calls for action beyond reporting.	X

SP-Sever Links with Tobacco Industry (3307)

3307-1	Always vote FOR a shareholder proposal to sever links with the tobacco industry.
3307-2	Always vote AGAINST a shareholder proposal to sever links with the tobacco industry.	X
3307-3	Vote AGAINST IF the proposal is submitted to a tobacco company.
3307-4	Vote AGAINST IF the company is NOT a health care company.
3307-5	Vote AGAINST IF the company has retail outlets for tobacco products.
3307-6	Vote AGAINST IF the company provides products to the tobacco industry.
3307-7	Vote AGAINST IF the proposal concerns media outlets for tobacco advertising.
3307-8	Vote AGAINST IF the proposal concerns tobacco farmers.

SP-Review or Reduce Tobacco Harm to Health (3308)

3308-1	Always vote FOR a shareholder proposal that asks the company to review or reduce tobacco harm to health.
3308-2	Always vote AGAINST a shareholder proposal that asks the company to review or reduce tobacco harm to health.	X
3308-3	Vote AGAINST IF the proposal concerns adoption of a no-smoking policy.
3308-4	Vote AGAINST IF the proposal concerns research or changes to product ingredients.
3308-5	Vote AGAINST IF the proposal concerns changes to package labeling and health warnings.

SP-Review or Promote Animal Welfare (3320)

3320-1	Always vote FOR a shareholder proposal that asks management to review or promote animal welfare.
3320-2	Always vote AGAINST a shareholder proposal that asks management to review or promote animal welfare.	X
3320-3	Vote AGAINST IF the proposal calls for an end to consumer product safety tests with animals.
3320-4	Vote AGAINST IF the proposal calls for action beyond reporting.

SP-Review Drug Pricing or Distribution (3340)

3340-1	Always vote FOR a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-2	Always vote AGAINST a shareholder proposal that asks the company to report or take action on pharmaceutical drug pricing or distribution.
3340-3	Vote AGAINST IF the proposal asks for more than a report.	X

3340-4	Vote AGAINST IF the proposal relates only to domestic pricing.

SP-Oppose Embryo/Fetal Destruction (3350)

3350-1	Always vote FOR a shareholder proposal that asks the company to take action on embryo or fetal destruction.
3350-2	Always vote AGAINST a shareholder proposal that asks the company to take action on embryo or fetal destruction.	X

SP-Review Nuclear Facility/Waste (3400)

3400-1	Always vote FOR a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-2	Always vote AGAINST a shareholder proposal that asks the company to review or report on nuclear facilities or nuclear waste.
3400-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3400-4	Vote AGAINST IF the proposal asks for cessation of nuclear-related activities.

SP-Review Energy Efficiency & Renewables (3410)

3410-1	Always vote FOR a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-2	Always vote AGAINST a shareholder proposal that asks the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency.
3410-3	Vote AGAINST IF the proposal asks for more than a report.	X

SP-Endorse Ceres Principles (3420)

3420-1	Always vote FOR a shareholder proposal that asks management to endorse the Ceres principles.
3420-2	Always vote AGAINST a shareholder proposal that asks management to endorse the Ceres principles.
3420-3	Vote AGAINST IF the company has well-established environmental management practices.
3420-4	Vote AGAINST IF the company has an average or better environmental performance record.

SP-Control Generation of Pollutants (3422)

3422-1	Always vote FOR a shareholder proposal that asks the company to control generation of pollutant(s).
3422-2	Always vote AGAINST a shareholder proposal that asks the company to control generation of pollutant(s).
3422-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3422-4	Vote AGAINST IF the company reports its emissions and plans to limit their future growth.
3422-5	Vote AGAINST IF the company reports its emissions and plans to reduce them from established levels.

SP-Report on Environmental Impact or Plans (3423)

3423-1	Always vote FOR a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-2	Always vote AGAINST a shareholder proposal that asks the company to report on its environmental impact or plans.
3423-3	Vote AGAINST IF management has issued a written statement beyond the legal minimum.	X

SP-Report or Take Action on Climate Change (3425)

3425-1	Always vote FOR a shareholder proposal that asks management to report or take action on climate change.
3425-2	Always vote AGAINST a shareholder proposal that asks management to report or take action on climate change.
3425-3	Vote AGAINST IF management has issued a statement acknowledging a global warming threat.
3425-4	Vote AGAINST IF management acknowledges a global warming threat and has issued company policy.
3425-5	Vote AGAINST IF management has issued a statement and committed to targets and timetable.
3425-6	Vote AGAINST IF the company is not a major emitter of greenhouse gases.

SP-Review or Curb Bioengineering (3430)

3430-1	Always vote FOR a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-2	Always vote AGAINST a shareholder proposal that asks management to report on, label or restrict sales of bioengineered products.
3430-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3430-4	Vote AGAINST IF the proposal calls for a moratorium on sales of bioengineered products.

SP-Preserve/Report on Natural Habitat (3440)

3440-1	Always vote FOR a shareholder proposal that asks the company to preserve natural habitat.
3440-2	Always vote AGAINST a shareholder proposal that asks the company to preserve natural habitat.
3440-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X
3440-4	Vote AGAINST IF the proposal does not address a unique habitat.

SP-Review Developing Country Debt (3500)

3500-1	Always vote FOR a shareholder proposal asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings.
3500-2	Always vote AGAINST a shareholder proposal asking the company to review their developing country debt and lending criteria and to report to shareholders on its findings.
3500-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Social Impact of Financial Ventures (3503)

3503-1	Always vote FOR a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-2	Always vote AGAINST a shareholder proposal that requests a company to assess the environmental, public health, human rights, labor rights or other socioeconomic impacts of its credit decisions.
3503-3	Vote AGAINST IF the proposal asks for action beyond reporting.	X

SP-Review Fair Lending Policy (3520)

3520-1	Always vote FOR a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.
3520-2	Always vote AGAINST a shareholder proposal requesting reports and/or reviews of plans and/or policies on fair lending practices.	X
3520-3	Vote AGAINST IF the proposal asks for action beyond reporting.

SP-Review Plant Closings (3600)

3600-1	Always vote FOR a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.
3600-2	Always vote AGAINST a shareholder proposal that asks the company to establish committees to consider issues related to facilities closure and relocation of work.	X

SP-Report on EEO (3610)

3610-1

Always vote FOR a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-2

Always vote AGAINST a shareholder proposal that asks management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company.

3610-3	Vote AGAINST IF the company releases its EEO-1 reports.
3610-4	Vote AGAINST IF the company’s EEO-1 reports and compliance record indicate it is average.	X
3610-5	Vote AGAINST IF the information indicates a well-established affirmative action program.

SP-Drop Sexual Orientation from EEO Policy (3614)

3614-1	Always vote FOR a shareholder proposal that asks management to drop sexual orientation from EEO policy.
3614-2	Always vote AGAINST a shareholder proposal that asks management to drop sexual orientation from EEO policy.	X

SP-Adopt Sexual Orientation Anti-Bias Policy (3615)

3615-1	Always vote FOR a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.
3615-2	Always vote AGAINST a shareholder proposal that asks management to adopt a sexual orientation non-discrimination policy.	X

SP-Review Mexican Work Force Conditions (3621)

3621-1	Always vote FOR a shareholder proposal that asks management to report on or review Mexican operations.
3621-2	Always vote AGAINST a shareholder proposal that asks management to report on or review Mexican operations.	X

SP-Adopt Standards for Mexican Operation (3622)

3622-1	Always vote FOR a shareholder proposal that asks management to adopt standards for Mexican operations.
3622-2	Always vote AGAINST a shareholder proposal that asks management to adopt standards for Mexican operations.	X

SP-Review or Implement MacBride Principles (3630)

3630-1	Always vote FOR a shareholder proposal that asks management to review or implement the MacBride principles.
3630-2	Always vote AGAINST a shareholder proposal that asks management to review or implement the MacBride principles.
3630-3	Vote AGAINST IF no fair employment problems exist.	X

SP-Urge MacBride on Contractor/Franchisee (3632)

3632-1	Always vote FOR a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-2	Always vote AGAINST a shareholder proposal that asks the company to encourage its contractors and franchisees to implement the MacBride principles.
3632-3	Vote AGAINST IF no fair employment problems exist at contractor/franchisee.	X

SP-Review Global Labor Practices (3680)

3680-1	Always vote FOR a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-2	Always vote AGAINST a shareholder proposal that asks management to report on or review its global labor practices or those of their contractors.
3680-3	Vote AGAINST IF the company already reports publicly using a recognized standard.
3680-4	Vote AGAINST IF the resolution asks for more than a report.	X

SP-Monitor/Adopt ILO Conventions (3681)

3681-1

Always vote FOR a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-2

Always vote AGAINST a shareholder proposal that asks management to adopt, implement or enforce a global workplace code of conduct based on the International Labor Organization’s (ILO) core labor conventions.

3681-3	Vote AGAINST IF the proposal asks the company to use third-party monitors.
3681-4	Vote AGAINST IF the company has a reasonable code and monitoring system.	X

SP-Report on Sustainability (3700)

3700-1	Always vote FOR a shareholder proposal requesting reports on sustainability.
3700-2	Always vote AGAINST a shareholder proposal requesting reports on sustainability.
3700-3	Always vote AGAINST IF the company has already issued a report in GRI format.	X

As revised November 15, 2005

II. Guardian Investor Services LLC

Introduction

In its capacity as investment adviser to certain of the Funds, GIS has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. GIS believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies GIS seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that GIS votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between GIS, or any affiliate of GIS, with the company soliciting the proxy.

These policies summarize the manner in which proxies will be voted on typical proxy proposals. Because proxy matters can vary greatly, however, these policies should be viewed as guidelines, which do not need to be strictly adhered to at all times. For example, under appropriate circumstances, GIS may choose to vote a proxy on a case-by-case basis, or, as described below, choose not to vote a proxy.

With limited exceptions, GIS intends to vote all proxies solicited by issuers. Such exceptions include but are not limited to situations when securities on loan must be recalled to facilitate proxy voting or, in the case of foreign securities, when travel or transfer restrictions may make it impracticable or too costly to vote.

Proxy Voting Service

GIS has retained the services of Institutional Shareholder Services (“ISS”), an independent proxy voting service, to act as its agent in voting proxies. ISS performs independent research on the management, financial condition and corporate governance policies of numerous companies, and makes voting recommendations. ISS votes proxies on GIS’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.

GIS’s investment management personnel are responsible for analyzing and evaluating each company held in each Fund’s portfolio to ensure it is an appropriate investment. GIS recognizes that proxy voting is integral to the investment process and, accordingly, has developed customized instructions for ISS to follow based upon GIS’s corporate governance philosophy and beliefs.

For certain proposals, GIS has instructed ISS to vote “for” or “against” the proposal in all cases. For other proposals, GIS has instructed ISS to vote on a “case-by-case” basis, along with ISS’s recommendations, or to refer the proposal to GIS for consideration. In making “case-by-case” determinations, ISS has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of ISS’s factors and policies, for certain proxy matters GIS has instructed ISS to make a voting determination based upon the ISS factors and policies. For other proxy matters, GIS has instructed ISS to consider additional factors that GIS considers relevant to the voting decision, or to vote in accordance with specific factors and policies provided by GIS. The policies and the factors considered in making “case-by-case” voting determinations are further detailed in the guidelines. For other proxy matters, ISS has been instructed to refer the proposal to GIS for specific voting instructions, for example, in the case of mergers and restructurings. Additionally, GIS may provide specific voting instructions when ISS has a conflict of interest with the issuer, as described below.

Proxy Matters

Shareholders are generally presented with two types of proposals: (1) Management proposals, which are presented by the board of directors of a company for shareholder approval, and (2) Shareholder proposals, which are presented by a shareholder or group of shareholders of a company. The following guidelines summarize GIS’s position on typical proxy proposals.

Matters relating to the board of directors. GIS typically supports the election of directors, provided that a majority (at least two-thirds) of the board are “independent directors” and that key committees of the board of directors (audit, compensation or nominating committees) are comprised exclusively of independent directors.

GIS considers a director to be “independent” if the director:

• Has not been employed by the company or an affiliate in an executive capacity within the last 5 years;

• Is not a member of the firm that is one of the company’s paid advisors or consultants;

• Is not employed by a significant customer or supplier;

• Does not have a personal services contract with the company;

• Is not a founder of the company and is not a current employee;

• Does not have a family relationship to an employee of the company, whether by blood or marriage; and

• Is not employed by a tax-exempt organization that receives significant contributions from the company.

With respect to matters relating to the board of directors, GIS typically votes:

• against the elimination of cumulative voting

• against director age limits

• against allowing the board to set its own size

• against board classification

Other items related to the board of directors are considered on a case-by-case basis.

Compensation related proposals. GIS generally approves of non-cash compensation of directors and executives, provided that the compensation is reasonable in relation to the performance of the company, and provided that the compensation does not cause dilution of shareholder interests. These proposals are usually voted on a case-by-case basis; however, GIS usually votes:

• for stock option proposals that are not reserving new shares

• for cash bonus plans

• against a stock option plan if the potential for dilution of shareholder interest is greater than 10%

• against proposals for repricing of stock options

• against a stock option plan if there is significant share availability under other plans

Capitalization related proposals. Management proposals often pertain to a change in a company’s capital structure, such as the issuance of common or preferred stock, or a stock split. Generally, GIS votes on a case-by-case basis proposals to increase authorized common or preferred stock.

On other capitalization-related matters, GIS usually votes:

• for stock splits

• for adjustments to par value

• for elimination of a class of common stock

• for reduction in authorized common stock

• against dual class structure

• against the creation of “blank check” preferred stock

Other items related to capitalization are considered on a case-by-case basis.

Corporate actions. Corporate actions typically include transactions involving the company, such as mergers, acquisitions, other business combinations, reincorporations and reorganizations. The details regarding these transactions vary widely, and therefore these proposals are typically voted on a case-by-case basis. Usually, GIS votes for a change in the state of a company’s organization if the new state has fewer anti-takeover provisions, and will vote for the formation of a holding company if significant anti-takeover provisions are not added.

Anti-takeover provisions. Anti-takeover provisions are typically in place to make it more difficult for an outside party to take over control of the company. Examples are shareholder rights plans (“poison pills”), fair price provisions, creation of “blank check” preferred stock, or creation of more than one class of shares having disparate voting rights. GIS usually votes against anti-takeover proposals, except that it usually votes:

• for reduction of supermajority vote requirements

• on a case-by-case basis proposals related to shareholder rights plans

Routine matters. Certain matters are considered “routine” in that they generally do not affect the rights of shareholders. GIS typically votes with company management on these types of issues, such as:

• ratification of the company’s auditors

• changing date or location of annual meeting

• changing the company name

• amending the corporate purpose

Shareholder proposals. SEC rules permit shareholders to make proposals at a company’s annual meeting, provided certain requirements are met. Typically, shareholder proposals concern economic, social and environmental issues, but they may also include corporate governance matters.

Corporate governance matters. Typically, GIS votes in favor of shareholder proposals related to corporate governance matters, for example:

• for submitting a shareholder rights plan to shareholder vote

• for confidential voting

• for reducing supermajority vote requirement

• for elimination or restriction of severance agreements, and submission to shareholder vote

• for submitting preferred stock issuance to shareholder vote

GIS will generally vote against the elimination of discretionary voting of unmarked proxies and will consider on a case-by-case basis a proposal to amend the terms of an existing shareholder rights plan.

Social, political and environmental matters. Generally, on social, political and environmental matters, GIS will support the recommendations of a company’s board of directors on these matters, as long as it believes that a company’s management is acting in accordance with its fiduciary duty to protect shareholders’ interests. If GIS believes that a company’s management does not represent shareholders’ best interests, it will vote on a case-by-case basis, but, with few exceptions, GIS will vote these proposals as management recommends.

Economic matters. With respect to general economic matters, GIS will consider each proposal on a case-by-case basis.

Conflicts of Interest

Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, GIS may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a GIS employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy.

Central to these proxy voting policies is GIS’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.

Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. GIS has centralized the proxy voting function with fund management and has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.

If GIS identifies a potential material conflict of interest due to a business or personal relationship, it will refer the proposal to ISS to vote the proxy. If an occasion arises in which ISS is unable to vote a proxy due to its own conflict of interest, ISS will ask GIS to provide specific voting instructions. In such situations, GIS shall vote the proxy in accordance with these policies and procedures. In all other cases, ISS votes proxies on behalf of GIS and the Funds applying uniform policies.

If ISS is unable to vote a proxy due to a conflict and has referred it to GIS for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Guardian’s Mutual Fund Oversight Committee. The Mutual Fund Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Mutual Fund Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Audit Committee of the Board of Directors/Trustees for guidance.

III. UBS Global Asset Management (Americas), Inc.

The proxy voting policy of UBS Global Asset Management (“UBS Global AM”) is based on its belief that voting rights have economic value and must be treated accordingly. Generally, UBS Global AM expects the board of directors of companies issuing securities held by its clients to act as stewards of the financial assets of the company, to exercise good judgment and practice diligent oversight with the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain benchmarks, which, if substantial progress is made toward, give evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM: (1) opposes proposals which act to entrench management; (2) believes that boards should be independent of company management and composed of persons with requisite skills, knowledge and experience; (3) opposes structures which impose financial constraints on changes in control; (4) believes remuneration should be commensurate with responsibilities and performance; and (5) believes that appropriate steps should be taken to ensure the independence of auditors.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, investment banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing our proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, its appropriate local corporate governance committee is required to review and agree to the manner in which such proxy is voted.

IV. Baillie Gifford Overseas Limited

General Statement and Approach

Baillie Gifford Overseas Limited (“BGO”) recognizes that it has a fiduciary duty to act solely in the best interests of its clients. In that regard BGO and its affiliates (collectively, “Baillie Gifford”) have adopted Global Corporate Governance Principles and Guidelines (the “Guidelines”), which include proxy voting policies and procedures that are designed, among other things, to ensure that proxies for the securities owned by clients for which BGO exercises voting authority and discretion are voted in the best interests of those clients in accordance with BGO’s fiduciary duties, Rule 206(4)-6 under the Investment Advisers Act of 1940 and other applicable law.

The Guidelines include principles (the “Principles”) that articulate corporate governance standards relating to the basic rights and equitable treatment of shareholders, the role of stakeholders (as established by law), disclosure and transparency on all material matters, and the responsibilities and accountability of the board of directors. The Principles are based upon the widely supported principles developed by the Organisation for Economic Cooperation and Development, which BGO believes are appropriate for most markets BGO recognizes, however, that given the differences in national corporate and market regulation, one set of standards is unlikely to be appropriate for all of the markets in which it invests. Therefore, the Guidelines include as appendices detailed corporate governance standards for the United Kingdom and Japan and may include overseas corporate governance codes, where these are available and appropriate. In order to provide an indication of how the Principles should be interpreted in practice, the Guidelines include some “best practice” guidelines as to voting on specific issues (e.g., generally opposing new appointments that combine the role of chairman and chief executive, considering opposing the re-election of non-executive directors who are not independent if they are members of the audit or remuneration committees or if less than three or a minority of the board’s non-executive directors is independent).

BGO recognizes, however, that companies within particular markets operate under significantly differing conditions and for this reason it does not apply any of the principles, practices or standards included in the Guidelines rigidly. Rather, it applies them with care, giving due consideration to the specific circumstances of individual companies. In this way it takes a pragmatic and flexible approach to corporate governance, consistent with its overriding aim of looking after the long term financial interests of its clients.

BGO looks to have confidence in the quality and integrity of management. Consequently, its investment process involves keeping closely in touch with company management, learning how it plans to take the company’s business forward and seeking to understand its goals and attitude towards shareholders. BGO believes that such dialogue is important in selecting successful investments for its clients. Nevertheless, where the formal aspects of a company’s corporate governance fall short of the Guidelines and this is not fully supported by its circumstances, BGO encourages improvements in face to face meetings and, where appropriate, votes against management recommendations at general meetings. In general, BGO focuses on the issues it feels are most significant and where it can be most effective, including the alignment of management’s interests with those of shareholders, the effective operation of the board and its committees and the protection of shareholder rights.

Proxy Voting Administration

Baillie Gifford’s Corporate Governance Team develops and administers the Guidelines. The Corporate Governance Team sits alongside the investment teams and is supported by personnel dedicated to the voting of proxies. The Corporate Governance Manager reports to the Chief Investment Officer. In evaluating each proxy, the Corporate Governance Team follows the Guidelines. It also considers third party analysis, Baillie Gifford’s own research and discussions with company management. If a proxy involves a non-routine matter, the Corporate Governance Team will consult with the appropriate investment team regarding the proposed vote.

Conflicts of Interest

BGO recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom Baillie Gifford has a material business or personal relationship. The Corporate Governance Manager is responsible for monitoring possible material conflicts of interest with respect to proxy voting. Application of the Guidelines to vote proxies will in most instances adequately address any possible conflicts of interest. However, as noted above, BGO does not rigidly apply the Guidelines and proxies may relate to matters not specifically addressed in the Guidelines. For proxy votes that involve a potential conflict of interest, that are inconsistent with (or not covered by) the Guidelines but that are consistent with management’s recommendation, the Management Committee, which comprises five senior Baillie Gifford partners, will review the voting rationale, consider whether business relationships between Baillie Gifford and the company have influenced the proposed inconsistent vote and decide the course of action to be taken in the best interests of its clients.

If BGO invests on behalf of its advisory clients in pooled vehicles advised by Baillie Gifford (in-house pooled funds), it will provide such clients with the opportunity to direct how their units in these funds should be voted on non-routine matters.

Overseas Voting — Share Blocking

For clients that have delegated voting authority and discretion to BGO, BGO endeavors to vote all of their shares in all markets. However, it is difficult to vote in some overseas markets because of costly trading restrictions. For example, in the French and Italian markets, BGO’s clients’ shares are “blocked,” which means that BGO is unable to direct selling should it so desire, from the time that it votes until the close of the company meeting. This is clearly a risk to clients, particularly if BGO might consider selling the shares. BGO will therefore only vote in these markets where it views the benefits of voting clients’ shares, such as with respect to a merger or acquisition, as exceeding the risks involved.